                                                    REGISTRATION NO. 333-142455

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933     [X]
                         PRE-EFFECTIVE AMENDMENT NO.    [_]
                       POST-EFFECTIVE AMENDMENT NO. 15  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 29, 2016 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

This Post-Effective Amendment No. 15 ("PEA") to the Registration Statement No. 333-142455 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 206 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Supplement to the Prospectus. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

American Dental Association

Members Retirement Program


PROSPECTUS DATED MAY 1, 2016


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PARTICIPATING IN THE PROGRAM OR ALLOCATING AMOUNTS UNDER THE CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH INVESTMENT TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

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ABOUT THE ADA PROGRAM

The Program provides members of the American Dental Association (the "ADA") and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: the 3-year and 5-year Guaranteed Rate Accounts, the Money Market Guarantee Account and the variable investment options (the "Funds") listed in the table below.


As previously advised, on July 10, 2015, the 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account were closed to contributions, transfers and loan repayments.


WHAT IS THE ADA MEMBERS RETIREMENT PROGRAM CONTRACT?

The ADA Members Retirement Program contract is a deferred group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan trusts maintained under the plans will be allocated among the Funds, the Guaranteed Rate Accounts, and our Money Market Guarantee Account, in accordance with participant instructions.

FUNDS
ASSET ALLOCATION RISK-BASED
--------------------------------------------------------------------------------
.. All Asset Aggressive-Alt 25/(1)/
.. All Asset Growth-Alt 20/(1)/
.. All Asset Moderate Growth-Alt 15/(1)/
.. AXA Aggressive Allocation
.. AXA Conservative Allocation
.. AXA Conservative-Plus
   Allocation
.. AXA Moderate Allocation
.. AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------

ASSET ALLOCATION AGE-BASED
--------------------------------------------------------------------------------
.. Target 2015 Allocation
.. Target 2025 Allocation
.. Target 2035 Allocation
.. Target 2045 Allocation

.. Target 2055 Allocation

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CASH EQUIVALENTS
--------------------------------------------------------------------------------
.. Three-Year and Five-Year Guaranteed Rate Accounts
.. Money Market Guarantee Account
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INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA/Templeton Global Equity Managed Volatility
.. EQ/MFS International Growth
--------------------------------------------------------------------------------

BONDS
--------------------------------------------------------------------------------
.. Charter/SM/ Multi-Sector Bond
.. EQ/Core Bond Index
.. Multimanager Core Bond
--------------------------------------------------------------------------------

LARGE CAP STOCKS
--------------------------------------------------------------------------------
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. EQ/Boston Advisors Equity Income
.. EQ/Equity 500 Index
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/T. Rowe Price Growth Stock
.. EQ/Wells Fargo Omega Growth
--------------------------------------------------------------------------------

MID CAP STOCKS
--------------------------------------------------------------------------------
.. EQ/Mid Cap Index
.. AXA Mid Cap Value Managed Volatility
.. EQ/Morgan Stanley Mid Cap Growth
--------------------------------------------------------------------------------

SMALL CAP STOCKS
--------------------------------------------------------------------------------

.. AXA/AB Small Cap Growth

.. EQ/GAMCO Small Company Value
.. EQ/Small Company Index
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------
.. EQ/GAMCO Merger and Acquisitions
.. Multimanager Technology
--------------------------------------------------------------------------------
(1)The "All Asset" Portfolios.



You may allocate amounts to any of the Funds. Each Fund is a subaccount of Separate Account No. 206. Each of the Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Investment Trusts and keep them for future reference.


GUARANTEED OPTIONS. The guaranteed option we offer is the Money Market Guarantee Account. If you are an existing contract holder you may still have allocated values to the 3-year Guaranteed Rate Account and a 5-year Guaranteed Rate Account. As described above, on July 10, 2015, the 3-year and 5-year Guaranteed Rate Accounts were closed to contributions, transfers and loan repayments.


This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


We have filed a registration statement relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2016, which is part of the registration statement, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at the ADA Members Retirement Program, c/o AXA Equitable, Box 4872, Syracuse, NY 13221 or calling
 1-800-223-5790.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                         #61979

Contents of this Prospectus

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             Index of key words and phrases                      4
             Who is AXA Equitable?                               5
             How to reach us                                     6
             The Program at a glance -- key features             8
             Employer choice of retirement plans                 8
             Plan features                                       8
             The Contract at a glance -- key features            9

             ------------------------------------------------------
             FEE TABLE                                          10
             ------------------------------------------------------

             Example                                            11
             Condensed financial information                    11
             Financial statements of Funds                      11

             ------------------------------------------------------
             1. PROGRAM INVESTMENT OPTIONS                      12
             ------------------------------------------------------
             Investment options                                 12
             About Separate Account No. 206                     12
             The Investment Trusts                              12
             About your voting rights                           13
             Portfolios of the Investment Trusts                14
             The guaranteed options                             19

             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS  20
             ------------------------------------------------------
             For amounts in the Funds                           20
             How we determine the unit value                    20
             How we value the assets of the Funds               20


-------------
When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract owner's instructions under the contract. For example, in "Transfers and access to your account."


As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.
No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERS AND ACCESS TO YOUR ACCOUNT            21
             ------------------------------------------------------
             Transfers among investment options                 21
             Disruptive transfer activity                       21
             Our Automated Voice Response System and our
               internet website                                 22
             Participant loans                                  22
             Choosing benefit payment options                   22
             Spousal consent                                    24
             Proof of correct information                       24
             Benefits payable after the death of a participant  24

             ------------------------------------------------------
             4. THE PROGRAM                                     25
             ------------------------------------------------------
             Eligible employers                                 25
             Summary of plan choices                            25
             Getting started                                    25
             How to make Program contributions                  25
             Discontinuance of Program Contributions            26
             Allocating Program contributions                   26
             Distributions from the investment options          26
             Rules applicable to participant distributions      27

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            28
             ------------------------------------------------------
             Charges based on amounts invested in the Program Charges for state premium and other applicable
               taxes                                            28
             Fees paid to the American Dental Association       29
             General information on fees and charges            29

             ------------------------------------------------------
             6. TAX INFORMATION                                 30
             ------------------------------------------------------
             Buying a contract to fund a retirement arrangement 30 Income taxation of distributions to qualified
               plan participants                                30
             In-Plan Roth rollover                              31
             Impact of taxes to AXA Equitable                   31

             ------------------------------------------------------
             7. MORE INFORMATION                                32
             ------------------------------------------------------
             About program changes or terminations              32
             IRS disqualification                               32
             About the separate account                         32
             About the general account                          32
             Cybersecurity                                      32
             About legal proceedings                            33
             Financial statements                               33
             Distribution of the contracts                      33
             Reports we provide and available information       33
             Acceptance                                         33


            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
             I   --   Condensed financial information              I-1
            II   --   State contract variations of certain
                        features and benefits                     II-1

            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents                                     38
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                               PAGE

            Automated Voice Response System                     22
            AXA Equitable                                        5
            beneficiary                                         22
            benefit payment options                             22
            business day                                        20
            contract                                             1
            contributions                                       25
            disruptive transfer activity                        21
            eligible rollover distributions                     30
            Fair valuation                                      20
            Funds                                                1
            GRAs                                                 9
            guaranteed options                                  19
            individually designed plan                          25
            IRA                                                 30


                                                               PAGE

            IRS Pre-Approved Plan                               25
            internet website                                    22
            investment options                                  12
            market timing                                       21
            Money Market Guarantee Account                      19
            Pooled Trust                                        25
            Portfolio                                            1
            Program                                             25
            Roth 401(k)                                         25
            separate accounts                                   32
            Separate Trust                                      25
            Underlying Portfolios                               11
            unit value                                          20
            unit                                                20
            3-year GRA                                          19
            5-year GRA                                          19

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $573.0 billion in assets as of December 31, 2015. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

..   Unit values and other account information under your plan.

..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-523-1125
  (Retirement Program Specialists
  available weekdays 9 a.m. to 5 p.m. Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:

  The ADA Members Retirement Program
  c/o AXA Equitable
  Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  The ADA Members Retirement Program
  c/o AXA Equitable
  100 Madison St., MD-37-12
  Syracuse, NY 13202
--------------------------------------------------------------------------------
 BY INTERNET:

The ADA Members Retirement Program Website www.axa.com/ada, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

1-800-223-5790 (U.S.) or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. (Account Executives available weekdays 9 a.m. to 5 p.m. Eastern Time)
--------------------------------------------------------------------------------
 TOLL-FREE AUTOMATED VOICE RESPONSE SYSTEM FOR AMOUNTS IN THE PLAN TRUST:

By calling 1-800-223-5790 or 1-800-223-5790-0 you may, with your assigned personal security code, use our Automated Voice Response System to:

..   Transfer assets between investment options and obtain account information.

..   Change the allocation of future contributions and maturing guaranteed options.


..   Hear personalized performance information and Fund unit values.


Our Automated Voice Response System operates 24 hours a day. You may speak with our Account Executives during regular business hours.
--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST:


By logging on to www.axa.com/ada, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:


..   Investment performance, current Fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:



..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information

..   Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The ADA Members Retirement Program
  P.O. Box 4872
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Association Members Retirement Program
  P.O. Box 13678
  Newark, NJ 07188-3678
--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  AXA Equitable
  Association Service MD-37-12
  100 Madison Street
  Syracuse, NY 13202

                             WHO IS AXA EQUITABLE?

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL:


We welcome your comments and questions regarding the ADA Members Retirement Program or website. If you have a comment or suggestion please email us from the Program website. Go to www.axa.com/ada, Participant Services and click on "Contact Us" or click on "e-mail the ADA Members Retirement Program."

                             WHO IS AXA EQUITABLE?

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS

Our IRS Pre-Approved Plan ("Plan") is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

PLAN FEATURES

IRS PRE-APPROVED PLAN:

..   Program investment options used as the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Separate Trust.

..   No minimum amount must be invested.

..   Online Form 5500 reporting.

..   Automatic updates for law changes (may require employer adoption) and reporting.

INVESTMENT ONLY:

..   Our Pooled Trust is adopted for investment use only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE PLAN TRUSTS:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply;
    not applicable to Investment Only).

..   Regular statements of account.

..   Retirement Program Specialist and Retirement Plan Account Manager support.

..   Daily valuation of accounts.

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                      IRS PRE-APPROVED                  POOLED TRUST FOR
                      PLAN                              INDIVIDUALLY DESIGNED PLANS
-----------------------------------------------------------------------------------------
WHO SELECTS           Participant                       Participant or trustee, as
INVESTMENTS?                                            specified under your Plan
-----------------------------------------------------------------------------------------
ARE LOANS AVAILABLE?  Yes, if permitted under your Plan No
-----------------------------------------------------------------------------------------
WHEN ARE YOU          Upon retirement, death,           Benefits depend upon the terms
ELIGIBLE FOR          disability or termination of      of your Plan
DISTRIBUTIONS?        employment
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                    THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

--------------------------------------------------------------------------------

GUARANTEED OPTIONS:


The three guaranteed options include two Guaranteed Rate Accounts ("GRAs") and a Money Market Guarantee Account. On July 10, 2015, the 3-year Guaranteed Rate Account and the 5-year Guaranteed Rate Account were closed to contributions, transfers and loan repayments.


TAX ADVANTAGES:

..   On earnings: No tax on investment earnings until withdrawn.

..   On transfers: No tax on internal transfers.

TAX NOTE:

Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the "Code"). Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in this prospectus.)

CONTRACT CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Plan Trust.

..   Administration fees and other expenses charged on a Fund-by-Fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Annuity administrative fee.

..   Indirectly, charges of underlying investment vehicles for investment management, administrative fees and other expenses.

BENEFIT PAYMENT OPTIONS:

..   Lump sum.

..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.

..   Must be made by check or money order payable to AXA Equitable or remitted online.

..   Must be sent along with the form acceptable to AXA.

..   Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.

..   Transfers may be made through our Automated Voice Response System or
    Program website.

..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay if you purchase a variable annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may apply. Charges for certain features shown in the fee table are mutually exclusive.

-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS
-------------------------------------------------------------------------------

Charge if you purchase a variable annuity payout option (which
is described in a separate prospectus for that option)           $350

Premium tax charge if you select an annuity payout option/(1)/   0.00%-1.00%
-------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying Portfolio or Investment Trust fees and expenses.

-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL
PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------
Program expense charge/(2)/                                  1.00% (Maximum)
                                                             0.49% (Current)
Fund related other expenses/(3)/                             0.01%

-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH CALENDAR QUARTER
-------------------------------------------------------------------------------
Record maintenance and report fee/(4)/                                 $3.00

-------------------------------------------------------------------------------
CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
-------------------------------------------------------------------------------
Enrollment fee/(5)/                                      $25 per participant
-------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Investment Trust prospectus for the Portfolio.


-------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
ASSETS
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 (expenses
that are deducted from Portfolio assets including management     Lowest Highest
fees, service fees, and/or other expenses)/(/*/)/                0.36%  1.84%
-------------------------------------------------------------------------------



(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2015, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2017 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2017. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 after the     Lowest Highest
effect of Expense Limitation Arrangements/(**)/                  0.36%  1.17%
-------------------------------------------------------------------------------



(**)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the All Asset Aggressive-Alt 25 Portfolio.


   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

(1)We reserve the right to deduct the premium tax charge from each contribution or from distributions or upon termination of your contract.


(2)This charge will fluctuate from year to year based on assets in the Investment Trusts and the number of participants enrolled in the Program. Based on the number of participants in the program and the assets in the Investment Trusts, we anticipate that the program expense charge for the 12 month period beginning May 1, 2016 will be 0.49%. This charge is also deducted from amounts in the GRAs and the Money Market Guarantee Account. For a description of how it is calculated for amounts in the Funds, GRAs and the Money Market Guarantee Account, see "Charges based on amounts in the Program" in "Charges and expenses" later in this Prospectus.

(3)These expenses vary by investment Fund and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2015. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2016.


(4)For Investment Only retirement arrangements, the fee is $1.00 per quarter.

(5)This fee is charged to the employer. If the employer fails to pay this charge, we may deduct it from participant's account value or from subsequent contributions.

                                   FEE TABLE

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Underlying Portfolio fees and expenses.

This example below shows the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract, including the maximum program expense charge and the maximum program-related other expenses, as well as the record maintenance and report fee and the enrollment fee. For purposes of this example, the program expense charge has been rounded to 1.00%. Since under the example assumptions no surrender charge or redemption charge would apply in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The charges used in the example are the maximum expenses. The Guaranteed Rate Accounts and Money Market Guarantee Account are not covered by the fee table and example. However, the ongoing expenses do apply to the Guaranteed Rate Accounts and Money Market Guarantee Account. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

This example assumes that you invest $10,000 in the indicated options under the contract for the time periods shown. The example also assumes that your investment has a 5% return each year and assumes the maximum contract charges and total annual expenses of the portfolios (before expense limitations) described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------------------------
                                      IF YOU SURRENDER OR DO NOT
                                    SURRENDER YOUR CONTRACT AT THE END     IF YOU ANNUITIZE AT THE
                                     OF THE APPLICABLE TIME PERIOD     END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                        $325      $942   $1,581   $3,288   $675    $1,292  $1,931   $3,638
--------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                        $176      $494   $  832   $1,777   $526    $  844  $1,182   $2,127
--------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2015.


FINANCIAL STATEMENTS OF FUNDS

Each of the Funds is part of our Separate Account No. 206 as described in "About the separate account" under "More information" later in this prospectus. The financial statements for Separate Account No. 206 may be found in the SAI for this prospectus.

                                   FEE TABLE

1. Program investment options

--------------------------------------------------------------------------------

INVESTMENT OPTIONS


You may choose from any of the VARIABLE INVESTMENT OPTIONS under the Program. We call the variable investment options the "Funds." You can also choose our guaranteed option, the Money Market Guarantee Account. The 3-year Guaranteed Rate Account and a 5-year Guaranteed Rate Account ("GRAs"), which were closed to contributions, transfers and loan repayments on July 10, 2015, and our Money Market Guarantee Account are referred to in this prospectus solely for the purpose of providing a more complete understanding of how the Funds operate with other investment options available under the Program.


You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The prospectuses for the Investment Trusts contain this and other important information about those funds. The prospectuses should be read carefully before investing.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

ABOUT SEPARATE ACCOUNT NO. 206

Each variable investment option is a subaccount of Separate Account No. 206. We established Separate Account No. 206 in 1999 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 206 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 206 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 206. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 206 and AXA Equitable are not required to register, and are not registered, as investment companies under the Investment Company Act of 1940.

Each sub-account (Fund) within the Separate Account invests solely in class K shares issued by the corresponding portfolio of its Investment Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add Funds to, or to remove Funds from, the Separate Account, or to add other separate accounts;

(2)to combine any two or more Funds;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any Fund to another Fund;

(4)to operate the Separate Account or any Fund as a management investment company (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a Fund directly);

(5)to restrict or eliminate any voting rights as to the Separate Account;

(6)to register or deregister the Separate Account or any variable investment option under the Investment Company Act of 1940, provided that such action conforms with the requirements of applicable law;

(7)to cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Investment Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Investment Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions,

                          PROGRAM INVESTMENT OPTIONS
risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

The Funds invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios.

ABOUT YOUR VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

SEPARATE ACCOUNT NO. 206 VOTING RIGHTS

If actions relating to the Separate Account require contract owner/ participant approval, contract owners/participants will be entitled to one vote for each unit they have in the variable investment options. Each contract owner/participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners/participants.

                          PROGRAM INVESTMENT OPTIONS

PORTFOLIOS OF THE INVESTMENT TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical

                          PROGRAM INVESTMENT OPTIONS
formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


-------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST --                                                                          INVESTMENT MANAGER (OR
 CLASS K SHARES                                                                    SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                     AS APPLICABLE)                 MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital appreciation.              .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                           Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current income.              .   AXA Equitable Funds        (check mark)
  ALLOCATION                                                                           Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and growth of capital,        .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS  with a greater emphasis on current income.                        Management Group, LLC
  ALLOCATION
-------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  ALLOCATION         income.                                                           Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  ALLOCATION         income, with a greater emphasis on capital appreciation.          Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve high total return through a combination      .   AXA Equitable Funds
  MULTI-SECTOR BOND  of current income and capital appreciation.                       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
TARGET 2015          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and income.       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
TARGET 2025          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and income.       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
TARGET 2035          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and income.       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
TARGET 2045          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and income.       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
TARGET 2055          Seeks the highest total return over time consistent with its  .   AXA Equitable Funds
  ALLOCATION         asset mix. Total return includes capital growth and income.       Management Group, LLC


-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                                  INVESTMENT MANAGER (OR
 CLASS K SHARES                                                                      SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME            OBJECTIVE                                                 AS APPLICABLE)                 MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------------
ALL ASSET                  Seeks long-term capital appreciation and current income,  .   AXA Equitable Funds
  AGGRESSIVE - ALT 25/(1)/ with a greater emphasis on capital appreciation.              Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -         Seeks long-term capital appreciation and current income.  .   AXA Equitable Funds
  ALT 20/(1)/                                                                            Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
ALL ASSET                  Seeks long-term capital appreciation and current income,  .   AXA Equitable Funds
  MODERATE GROWTH -        with a greater emphasis on current income.                    Management Group, LLC
  ALT 15/(1)/
-------------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP           Seeks to achieve long-term growth of capital.             .   AllianceBernstein L.P.
  GROWTH
-------------------------------------------------------------------------------------------------------------------------------

                          PROGRAM INVESTMENT OPTIONS

----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                             INVESTMENT MANAGER (OR
 CLASS K SHARES                                                                 SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)                 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation with an    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Morgan Stanley Investment
                                                                                    Management Inc.
                                                                                .   OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital with an       .   AXA Equitable Funds        (check mark)
  CORE MANAGED       emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  VOLATILITY         in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   EARNEST Partners, LLC
                                                                                .   Massachusetts Financial
                                                                                    Services Company d/b/a
                                                                                    MFS Investment Management
                                                                                .   Federated Global
                                                                                    Investment Management
                                                                                    Corp.
----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with an          .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
  VOLATILITY         in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Loomis, Sayles & Company,
                                                                                    L.P.
                                                                                .   T. Rowe Price Associates,
                                                                                    Inc.
                                                                                .   Wells Capital Management,
                                                                                    Inc.
----------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital with an       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility  .   AXA Equitable Funds
                     in the Portfolio.                                              Management Group, LLC
                                                                                .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Massachusetts Financial
                                                                                    Services Company d/b/a
                                                                                    MFS Investment Management
----------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation with an    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY emphasis on risk-adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Diamond Hill Capital
                                                                                    Management, Inc.
                                                                                .   Wellington Management
                                                                                    Company, LLP
----------------------------------------------------------------------------------------------------------------------------
AXA/TEMPLETON        Seeks to achieve long-term capital growth with an          .   AXA Equitable Funds        (check mark)
  GLOBAL EQUITY      emphasis on risk adjusted returns and managing volatility      Management Group, LLC
  MANAGED VOLATILITY in the Portfolio.                                          .   BlackRock Investment
                                                                                    Management, LLC
                                                                                .   Templeton Investment
                                                                                    Counsel, LLC
----------------------------------------------------------------------------------------------------------------------------

                          PROGRAM INVESTMENT OPTIONS

-----------------------------------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST
 --
 CLASS K
 SHARES
                                                                                        INVESTMENT MANAGER (OR
 PORTFOLIO                                                                              SUB-ADVISER(S),           VOLATILITY
 NAME               OBJECTIVE                                                           AS APPLICABLE)            MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON           Seeks a combination of growth and income to achieve an              .   Boston Advisors, LLC
  ADVISORS          above-average and consistent total return.
  EQUITY
  INCOME
-----------------------------------------------------------------------------------------------------------------------------
EQ/CORE             Seeks to achieve a total return before expenses that                .   SSgA Funds
  BOND              approximates the total return performance of the Barclays               Management, Inc.
  INDEX             U.S. Intermediate Government/Credit Bond Index, including
                    reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government/Credit Bond Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY           Seeks to achieve a total return before expenses that                .   AllianceBernstein
  500               approximates the total return performance of the Standard &             L.P.
  INDEX             Poor's 500 Composite Stock Price Index, including
                    reinvestment of dividends, at a risk level consistent with that of the Standard & Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO            Seeks to achieve capital appreciation.                              .   GAMCO Asset
  MERGERS                                                                                   Management, Inc.
  AND
  ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO            Seeks to maximize capital appreciation.                             .   GAMCO Asset
  SMALL                                                                                     Management, Inc.
  COMPANY
  VALUE
-----------------------------------------------------------------------------------------------------------------------------
                    Seeks to achieve capital growth and income.                         .   Invesco Advisers,
  EQ/INVESCO                                                                                Inc.
  COMSTOCK
-----------------------------------------------------------------------------------------------------------------------------
                    Seeks to achieve long-term capital appreciation.                    .   J.P. Morgan
  EQ/JPMORGAN                                                                               Investment
  VALUE                                                                                     Management Inc.
  OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE            Seeks to achieve a total return before expenses that                .   AllianceBernstein
  CAP               approximates the total return performance of the Russell 1000(R)        L.P.
  GROWTH            Growth Index, including reinvestment of dividends at a risk level
  INDEX             consistent with that of the Russell 1000(R) Growth Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MFS              Seeks to achieve capital appreciation.                              .   Massachusetts
  INTERNATIONAL                                                                             Financial Services
  GROWTH                                                                                    Company d/b/a MFS
                                                                                            Investment Management
-----------------------------------------------------------------------------------------------------------------------------
EQ/MID              Seeks to achieve a total return before expenses that                .   SSgA Funds
  CAP               approximates the total return performance of the Standard               Management, Inc.
  INDEX             & Poor's Mid Cap 400 Index, including reinvestment of
                    dividends, at a risk level consistent with that of the
                    Standard & Poor's Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN           Seeks to achieve capital growth.                                    .   Morgan Stanley
  STANLEY                                                                                   Investment
  MID CAP                                                                                   Management, Inc.
  GROWTH
-----------------------------------------------------------------------------------------------------------------------------
EQ/SMALL            Seeks to replicate as closely as possible (before expenses)         .   AllianceBernstein
  COMPANY           the total return of the Russell 2000(R) Index.                          L.P.
  INDEX
-----------------------------------------------------------------------------------------------------------------------------
EQ/T.               Seeks to achieve long-term capital appreciation and                 .   T. Rowe Price
  ROWE              secondarily, income.                                                    Associates, Inc.
  PRICE
  GROWTH
  STOCK
-----------------------------------------------------------------------------------------------------------------------------
EQ/WELLS            Seeks to achieve long-term capital growth.                          .   Wells Capital
  FARGO                                                                                     Management, Inc.
  OMEGA
  GROWTH
-----------------------------------------------------------------------------------------------------------------------------
                    Seeks to achieve a balance of high current income and               .   AXA Equitable Funds
  MULTIMANAGER      capital appreciation, consistent with a prudent level of risk.          Management Group, LLC
  CORE                                                                                  .   BlackRock Financial
  BOND                                                                                      Management, Inc.
                                                                                        .   DoubleLine Capital LP
                                                                                        .   Pacific Investment
                                                                                            Management Company
                                                                                            LLC
                                                                                        .   SSgA Funds
                                                                                            Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------

                          PROGRAM INVESTMENT OPTIONS

--------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 --                                                                 INVESTMENT MANAGER (OR
 CLASS K SHARES                                                     SUB-ADVISER(S),                VOLATILITY
 PORTFOLIO NAME      OBJECTIVE                                      AS APPLICABLE)                 MANAGEMENT
--------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.  .   Allianz Global Investors
  TECHNOLOGY                                                            U.S. LLC
                                                                    .   AXA Equitable Funds
                                                                        Management Group, LLC
                                                                    .   SSgA Funds Management,
                                                                        Inc.
                                                                    .   Wellington Management
                                                                        Company, LLP
--------------------------------------------------------------------------------------------------------------


(1)The "All Asset" Portfolios.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-223-5790.

                          PROGRAM INVESTMENT OPTIONS

THE GUARANTEED OPTIONS


As previously advised, on July 10, 2015, the 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account were closed to contributions, transfers and loan repayments.


We offer three different guaranteed options:

..   two Guaranteed Rate Accounts (GRAs), and

..   our Money Market Guarantee Account.

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the GRAs become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

GUARANTEED RATE ACCOUNTS


As of July 10, 2015, you were able to maintain any amounts you have in the Guaranteed Rate Accounts, but you were no longer able to contribute or transfer additional amounts to these accounts as of that date. Any amounts that currently remain in the Guaranteed Rate Accounts will continue to earn interest at the quoted interest rate until maturity or withdrawn. See "Maturing GRAs" in the SAI for more information.


RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.


..   As of July 10, 2015, you may not transfer other amounts at any time to a
    GRA at the current guaranteed rate.


..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or you are not self-employed and your employment is terminated.

..   You may not remove GRA funds to take a loan.

..   Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.

THE GRA GUARANTEES

AXA Equitable Life Insurance Company guarantees all contributions allocated to GRAs.

MONEY MARKET GUARANTEE ACCOUNT

All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. While the rate changes monthly, it will never be less than 1%. Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn. You may call the Automated Voice Response System or access the website on the Internet to obtain the current monthly rate.

You may effect distributions, withdrawals and transfers from the Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.

THE MONEY MARKET GUARANTEE ACCOUNT GUARANTEE

We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account
No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 from AXA Equitable's general account, to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.

Please see Appendix I later in this prospectus for variations that may apply in your state.

CALCULATION OF OUR RATES. The interest rate we credit to the Money Market Guarantee Account approximates:

(1)the average over each calendar year of "domestic prime" money market funds (funds with the highest quality investments); plus

(2)an amount which approximates the average expenses deducted from such funds; LESS

(3)0.15% (Administration Fee) and the applicable Program Expense Charge. See "Charges and expenses" later in this prospectus.

                          PROGRAM INVESTMENT OPTIONS

2. How we value your account balance in the Funds

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FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

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OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE

We determine the unit value for each Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

HOW WE VALUE THE ASSETS OF THE FUNDS

The Funds invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), and the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding Portfolios.

FAIR VALUATION

The Funds may invest in securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable), which are valued at their fair value under policies and procedures established by the Investment Trusts. For more information, please see the prospectus for the applicable Investment Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.


No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs are no longer permitted as of July 10, 2015. Transfers to and from the other investment options are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts. In addition, we reserve the right to restrict transfers among investment options as described in your contract including limitations on the number, frequency or dollar amount of transfers.


Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectus for the Investment Trusts for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "Investment Trusts"). The Investment Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the Investment Trust obtains from us owner trading activity. The Investment Trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each Investment Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the Investment Trusts for more information.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or an Investment Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the Investment Trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the Investment Trusts had not implemented such a fee. If a redemption fee is

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
implemented by the Investment Trusts, that fee, like any other Investment Trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the Investment Trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the Investment Trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Investment Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR AUTOMATED VOICE RESPONSE SYSTEM AND OUR INTERNET WEBSITE


Participants may use our Automated Voice Response System, or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. Our internet website can be accessed at www.axa.com/ada.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa.com/ada.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. The number of plan loans outstanding are subject to the terms of the employer's plan.


Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. A loan may not be taken from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options for participants in the IRS Pre-Approved Plan. Your plan may allow you a choice of one or more of the following forms of distribution:

..   Qualified Joint and Survivor Annuity

..   Lump Sum Payment

..   Installment Payments

..   Life Annuity

..   Life Annuity -- Period Certain

..   Joint and Survivor Annuity

..   Joint and Survivor Annuity -- Period Certain

..   Cash Refund Annuity

TYPES OF BENEFITS

Under the IRS Pre-Approved Plan, you may select one or more of the forms of distribution explained below once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The minimum amount that can be used to purchase any type of annuity is $5,000. If the amount to be applied is less than $5,000 or would result in an initial monthly payment of less than $300, we will pay the amount in a lump sum. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from AXA Equitable. The remaining amount will be applied to purchase an annuity on the basis of the Table of Guaranteed Annuity Payments contained in the contract or our then-current annuity rates applicable at that time, whichever would provide a larger benefit. Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. After the contract's fifth anniversary, we may change the actuarial basis used in the Table of Guaranteed Annuity Payments no more often than once every five years. We will provide advance notice of this change, and it will not apply to any annuity benefit that began before the change. Annuities purchased from other providers may also be subject to fees and charges.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. You may designate the investment options from which a partial payment will be made. If you do not designate the investment options from which you want the partial payment to be drawn, it will be drawn pro rata from all the investment options in which your account balance is invested. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. All forms of fixed and variable annuity benefits under the Program will be provided by us. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus.

SPOUSAL CONSENT REQUIREMENTS

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In some plans, in order for you to make a withdrawal or elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. In addition if you want to designate a non-spouse beneficiary, to consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain plans that do not offer life annuity benefits.

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available Funds investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the Funds, and whether the actual rate of investment return is higher or lower than an assumed base rate.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000 (except for amounts contributed to the Rollover Account), federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, a beneficiary may elect from the following payment options:

(a)to receive the death benefit in a lump sum;

(b)to apply the death benefit to the purchase of an Annuity Benefit in a form then offered by us;

(c)to apply the death benefit to provide any other form of benefit then offered by us; or

(d)to apply the death benefit to an account or accounts under the contract maintained for the benefit of the beneficiary.


The law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or (3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement or, for a spouse only, an annuity under
Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the federal income tax minimum distribution rules. Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.


Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.


A non-spousal beneficiary may be able to directly roll over a death benefit into a new individual retirement arrangement dedicated to making post-death payments.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The Program


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This section explains the ADA Members Retirement Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds operate within the Program.


ADA Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust ("IRS Pre-Approved Plan and Trust") that is sponsored by AXA Equitable or, for Employers who prefer to use their own individually designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan's Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is endorsed by the ADA, and the Trustee under the Separate Trust is Reliance Trust Company. The Program had 13,821 participants and $1.58 billion in assets on December 31, 2015.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program" earlier in the prospectus.


ELIGIBLE EMPLOYERS

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance and Retirement Programs.



SUMMARY OF PLAN CHOICES

You have a choice of two retirement plan arrangements under the Program. You can:

..   Choose the IRS PRE-APPROVED PLAN AND TRUST -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan and Trust, your only investment choices are from the Investment Options.

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THE IRS PRE-APPROVED PLAN IS A DEFINED CONTRIBUTION MASTER PLAN THAT CAN BE ADOPTED AS A PROFIT SHARING PLAN, A DEFINED CONTRIBUTION PENSION PLAN, OR BOTH. TRADITIONAL 401(K), SIMPLE 401(K), AND SAFE HARBOR 401(K) ARE ALSO AVAILABLE. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
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..   Maintain your own INDIVIDUALLY DESIGNED PLAN -- and use the Pooled Trust
    for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

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THE POOLED TRUST IS AN INVESTMENT VEHICLE USED WITH INDIVIDUALLY DESIGNED QUALIFIED RETIREMENT PLANS. IT CAN BE USED FOR BOTH DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS. WE PROVIDE RECORDKEEPING SERVICES FOR PLAN ASSETS HELD
IN THE POOLED TRUST.
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Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose the IRS Pre-Approved Plan, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS


Contributions can be made using the online contribution feature at www.axa.com/ada by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to AXA which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.

                                  THE PROGRAM

Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

DISCONTINUANCE OF PROGRAM CONTRIBUTIONS

Contributions under the group annuity contract will continue with respect to the Plan unless one of the following circumstances occurs which would result in the discontinuance of such contributions:

(a)the Internal Revenue Service has determined that the Plan fails to qualify under Section 401(a) of the Code and applicable Treasury Regulation and we receive notice of such fact,

(b)the contract owner notifies us that participation of the Plan under the group annuity contract is to be terminated, in which case the contract owner will discontinue contributions to the contract,

(c)the contract fails to qualify as an annuity; if this occurs, we will have the right, upon receiving notice of such fact, to terminate the group annuity contract, or

(d)we decide to replace the terms of the group annuity contract with terms available under a different group annuity contract issued by AXA Equitable or one of its affiliated or subsidiary life insurance companies for plans qualified under Section 401(a) of the Code and the contract owner disapproves of such change after we provide notice to the contract owner of such change.

Written notice regarding the discontinuance of contributions will be provided.

ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate future contributions (e.g., employer contributions, 401(k) salary deferral contributions) in different percentages than your GRA Maturity Allocations.


THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE ADA PROGRAM IS THE AXA MODERATE ALLOCATION FUND UNLESS THE PLAN FIDUCIARY HAS CHOSEN AN ALTERNATE QDIA. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE PROGRAM TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE PLAN'S QDIA, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE PLAN'S QDIA, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE PROGRAM.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE. Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the IRS Pre-Approved Plan, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS


Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax information" later in this prospectus and the SAI.


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT. These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Funds if there is any delay in redemptions from the corresponding portfolio of the Investment Trusts.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

                                  THE PROGRAM

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS


In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.


You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance. In general, under the IRS Pre-Approved Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Choosing benefit payment options" under "Transfers and access to your account" earlier in this prospectus, "Tax information" later in this prospectus and the SAI for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age
70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan, rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to ADA Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, your entire post-tax account balance).

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask his/her employer what types of withdrawals are available under his/her plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

                                  THE PROGRAM

5. Charges and expenses

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You will incur two general types of charges under the Program:

(1)Charges based on the value of your assets in the Plan Trusts -- these apply to all amounts invested in the Plan Trusts (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the guaranteed options.

   We deduct amounts for the 3-year or 5-year GRA from each GRA.

   We make no deduction from your contributions or withdrawals for sales expenses.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as our premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

PROGRAM EXPENSE CHARGE

(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


We assess the Program expense charge as a daily charge calculated at an annual rate of your account balance held in the Plan Trusts. Based on the number of participants in the program and the assets in the Plan Trusts, we anticipate that the Program expense charge for the 12 month period beginning May 1, 2016 will be 0.49%. Under the terms of the contract, the maximum Program expense charge is 1.00%. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

We apply the Program expense charge toward the cost of maintenance of the investment and options, the promotion of the Program, Funds, Guaranteed Rate Accounts, Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial, accounting costs, office equipment and stationery. During 2015 we received $7,800,532 compensation under the Program Expense Charge.


FUND RELATED OTHER EXPENSES

(BORNE BY THE PORTFOLIOS AND FUNDS AND BASED ON AMOUNTS INVESTED IN THE PROGRAM)

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

THE IRS PRE-APPROVED PLAN AND INDIVIDUALLY-DESIGNED PLAN FEES (PLAN AND TRANSACTION EXPENSES)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's account balance. We charge this fee in part to offset the expenses that we incur in providing the participant-level record-keeping and reporting that we perform for those enrolled in the Program. This fee is:

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   IRS Pre-Approved            $3 per quarter
   Plan participants
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   Investment Only             $1 per quarter
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ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or Plan Trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

PORTFOLIO OPERATING EXPENSES

(BORNE BY THE PORTFOLIOS AND FUNDS AND BASED ON AMOUNTS INVESTED IN THE PROGRAM)

The Funds are indirectly subject to investment management fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Investment Trusts' prospectuses.

                             CHARGES AND EXPENSES

FEES PAID TO THE AMERICAN DENTAL ASSOCIATION

We may pay the American Dental Association a fee for enabling the Program to be made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. For the year 2015, we received total fees and charges under the Program of $8,001,381.

                             CHARGES AND EXPENSES

6. Tax information

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In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the selection of Funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.


Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.


If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both the aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from a designated Roth contribution account may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan, governmental employer Section 457 plan) or to Roth IRAs.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be rolled over to another "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"),
Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. After 2015, eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs. An employee's surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

                                TAX INFORMATION

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are "scheduled to be made at the same time" are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. (We expect to have forms for this choice.)

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. Although the transfer would be taxable, it is not clear that withdrawals would be permitted from the designated Roth account under the plan.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.


IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.


PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, Section 403(b) plan, governmental employer plan under
Section 457 of the Code or a traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

7. More information

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ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The group annuity contract may be changed by amendment or replacement provided that such change does not reduce any annuity benefit provided before such change and provided that no rights, privileges, or benefits under the group annuity contract with respect to contributions made prior to the effective date of such change may be adversely affected by an amendment to the group annuity contract without the consent of the participant. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and transfer any amounts in that investment option to another option and (2) offer new investment options with different terms.

TERMINATION. We may terminate the group annuity contract upon 24 months written notice to contract owners. If the contract is terminated, we will not accept further contributions or perform any recordkeeping functions after the date of termination and amounts allocated to the GRAs may be held until maturity.

If your plan's trustee makes arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator), or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNT

Each Fund is part of our Separate Account No. 206. We established the separate account under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in the Funds for owners of our variable annuity contracts, including our group annuity contracts issued under the Program. The results of the separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate account and may withdraw any amounts we have in the separate account that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate account. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program. Separate Account No. 206 has twenty-five sub-accounts corresponding to each of the portfolios of the Investment Trusts. Because of exclusionary provisions, Separate Account No. 206 is not subject to regulation under the Investment Company Act of 1940. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the GRAs and Money Market Guarantee Account, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., handware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and

                               MORE INFORMATION
other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 206, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-223-5790.

DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the year ended December 31, 2015 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program.


SEPARATE ACCOUNT NO. 206 OF AXA EQUITABLE LIFE INSURANCE COMPANY

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the period shown.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015.



-------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------
                                           2015   2014   2013   2012   2011   2010   2009   2008
-------------------------------------------------------------------------------------------------
 ALL ASSET AGGRESSIVE-ALT 25
-------------------------------------------------------------------------------------------------
   Unit Value                             $11.49 $12.05 $11.81 $10.03     --     --     --     --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       117    100     57     --     --     --     --     --
-------------------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
-------------------------------------------------------------------------------------------------
   Unit Value                             $11.19 $11.67 $11.43 $10.04     --     --     --     --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       106     80     59      4     --     --     --     --
-------------------------------------------------------------------------------------------------
 ALL ASSET MODERATE GROWTH-ALT 15
-------------------------------------------------------------------------------------------------
   Unit Value                             $10.90 $11.34 $11.10 $10.01     --     --     --     --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       108     94    106     34     --     --     --     --
-------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------
   Unit Value                             $12.64 $12.89 $12.34 $ 9.79 $ 8.59 $ 9.31 $ 8.26 $ 6.51
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,534  2,677  2,776  2,822  3,018  3,450  3,502  3,180
-------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------
   Unit Value                             $10.59 $10.64 $10.39 $ 9.99     --     --     --     --
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       344    232     97     --     --     --     --     --
-------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------
   Unit Value                             $12.09 $12.20 $11.85 $10.78 $10.07 $10.16 $ 9.34 $ 8.19
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,036  3,336  3,460  3,609  3,696  3,757  3,652  3,530
-------------------------------------------------------------------------------------------------
 AXA GLOBAL EQUITY MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------
   Unit Value                             $ 9.56 $ 9.75 $ 9.61 $ 8.00 $ 6.86 $ 7.84 $ 7.06 $ 4.72
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,987  3,136  3,478  3,798  4,112  4,800  4,801  4,000
-------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL CORE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------
   Unit Value                             $ 8.24 $ 8.63 $ 9.23 $ 7.87 $ 6.78 $ 8.19 $ 7.52 $ 5.57
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,365  3,622  3,964  4,257  4,546  4,963  5,192  4,995
-------------------------------------------------------------------------------------------------
 AXA LARGE CAP GROWTH MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------
   Unit Value                             $17.40 $16.76 $15.13 $11.20 $ 9.87 $10.26 $ 9.02 $ 6.77
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,387  2,650  2,867  3,131  3,539  3,690  3,874  4,017
-------------------------------------------------------------------------------------------------
 AXA LARGE CAP VALUE MANAGED VOLATILITY
-------------------------------------------------------------------------------------------------
   Unit Value                             $12.89 $13.47 $12.03 $ 9.10 $ 7.88 $ 8.31 $ 7.40 $ 6.17
-------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       892  1,084  1,029  1,013  1,170  1,232  1,190  1,195
-------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015. (CONTINUED)



---------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------
                                           2015     2014     2013     2012     2011     2010     2009    2008
---------------------------------------------------------------------------------------------------------------
 AXA MID CAP VALUE MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  16.01 $  16.64 $  15.04 $  11.33 $   9.58 $  10.59 $   8.69 $  6.44
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        992    1,087    1,035    1,007    1,028      992      957     443
---------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  12.05 $  12.18 $  11.85 $  10.50 $   9.68 $   9.94 $   9.07 $  7.78
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     23,765   25,434   26,805   28,403   30,355   32,369   33,845  35,485
---------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  12.46 $  12.66 $  12.23 $  10.23 $   9.20 $   9.70 $   8.72 $  7.17
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,168    6,767    7,119    7,385    7,783    8,430    8,479   8,562
---------------------------------------------------------------------------------------------------------------
 AXA/AB SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  17.94 $  18.52 $  17.92 $  13.01 $  11.28 $  11.38 $   8.57 $  6.33
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,273    2,375    2,789    3,104    3,176    3,112    3,035   2,944
---------------------------------------------------------------------------------------------------------------
 AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  12.29 $  12.66 $  12.55 $   9.91 $   8.33 $   9.10 $   8.45 $  6.52
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,696    2,989    3,068    3,122    3,219    3,390    3,451   3,400
---------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $   9.95 $  10.04 $   9.80 $   9.92 $   9.45 $   9.01 $   8.48 $  7.75
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,567    1,745    1,793    2,121    1,726    1,483    1,359   1,217
---------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  13.94 $  14.22 $  13.11 $   9.98       --       --       --      --
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        333      371      319       69       --       --       --      --
---------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  10.97 $  10.95 $  10.72 $  10.92 $  10.61 $  10.15 $   9.63 $  9.40
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,557    2,804    2,861    3,638    3,472    3,246    3,033   2,776
---------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  16.57 $  16.49 $  14.63 $  11.15 $   9.71 $   9.58 $   8.40 $  6.70
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      8,015    7,958    7,701    7,595    7,960    8,184    8,309   7,862
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  11.65 $  11.37 $  11.22 $  10.13       --       --       --      --
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        174      123      138       37       --       --       --      --
---------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  20.81 $  22.12 $  21.51 $  15.51 $  13.19 $  13.70 $  10.36 $  7.35
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,029    2,363    2,904    2,478    2,552    2,616    2,025   1,518
---------------------------------------------------------------------------------------------------------------
 EQ/INVESCO COMSTOCK
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $   9.81 $  10.48 $  13.35 $  10.03 $   8.99 $   9.45 $   8.48 $  6.41
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,289    1,414    1,139    1,213    1,416    1,566    1,533   1,450
---------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------
   Unit Value                            $  15.91 $  16.32 $  14.30 $  10.56 $   9.12 $   9.65 $   8.61 $  6.53
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      1,968    2,171    2,252    2,247    2,310    2,310    2,237   2,149
---------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015. (CONTINUED)



------------------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------
                                          2015   2014   2013   2012   2011   2010   2009   2008
------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------
   Unit Value                            $15.04 $14.38 $12.84 $ 9.72     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      825    733    331     83     --     --     --     --
------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------
   Unit Value                            $11.17 $11.18 $11.79 $10.40     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      642    448    445     94     --     --     --     --
------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------
   Unit Value                            $15.15 $15.64 $14.38 $10.88 $ 9.31 $ 9.56 $ 7.63 $ 5.62
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,800  1,712  1,750  1,605  1,716  1,576  1,561  1,548
------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------
   Unit Value                            $15.39 $16.33 $16.48 $11.93 $11.00 $11.94 $ 9.05 $ 5.78
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,170  2,414  2,691  2,946  3,239  3,500  2,983  2,558
------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------
   Unit Value                            $16.81 $17.67 $16.89 $12.32 $10.69 $11.16 $ 8.90 $ 7.08
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,356  1,454  1,572  1,518  1,592  1,564  1,520  1,494
------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------
   Unit Value                            $19.96 $18.15 $16.75 $12.17 $10.26 $10.49 $ 9.04 $ 6.35
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,411  3,583  3,808  4,079  3,803  3,725  3,692  3,351
------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------
   Unit Value                            $14.30 $14.15 $13.67 $ 9.85     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      419    447    548    144     --     --     --     --
------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------
   Unit Value                            $10.08 $10.10 $ 9.75 $10.02     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,009    878    497    233     --     --     --     --
------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------
   Unit Value                            $15.65 $14.77 $13.04 $ 9.60     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      349    396    108      2     --     --     --     --
------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------
   Unit Value                            $11.82 $12.08 $11.76 $10.34 $ 9.35 $ 9.64 $ 8.73 $ 7.28
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,854  3,411  3,777  4,006  4,540  4,641  4,834  4,544
------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------
   Unit Value                            $12.24 $12.53 $12.07 $10.16 $ 9.03 $ 9.42 $ 8.44 $ 6.87
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,888  4,977  5,120  4,886  4,844  5,117  5,124  4,636
------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------
   Unit Value                            $12.48 $12.77 $12.25 $10.04 $ 8.82 $ 9.28 $ 8.25 $ 6.59
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,282  2,165  2,087  1,967  1,919  1,925  1,723  1,465
------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------
   Unit Value                            $12.50 $12.81 $12.26 $ 9.81 $ 8.53 $ 9.05 $ 8.01 $ 6.29
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      964    883    839    716    646    549    495    424
------------------------------------------------------------------------------------------------
 TARGET 2055 ALLOCATION
------------------------------------------------------------------------------------------------
   Unit Value                            $ 9.21     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       19     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: State contract variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this prospectus or vary from the contract's features and benefits as previously described in this prospectus.

STATES WHERE CERTAIN AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CONNECTICUT  See "Disruptive transfer          The following sentence is added
             activity" in the "Transfers and   to the end of the fifth
             access to your account" section.  paragraph in this section:
                                               In addition to the foregoing, we
                                               may also refuse any transfer
                                               request if an individual has
                                               made more than one transfer to
                                               or from that same investment
                                               option within the last thirty
                                               days.
--------------------------------------------------------------------------------

MINNESOTA    See "The Money Market Guarantee   We guarantee the amount of your
             Account Guarantee" under "The     contributions to the Money
             guaranteed options" in the        Market Guarantee Account. Any
             "Program investment options"      amount held in the Money Market
             section                           Guarantee Account becomes part
                                               of the assets in our general
                                               account, which supports the
                                               guarantees of your contract and
                                               other contracts. No company
                                               other than AXA Equitable has any
                                               financial responsibility for the
                                               contributions allocated to the
                                               Money Market Guarantee Account
                                               or the interest credited to them.
--------------------------------------------------------------------------------

UTAH         See "Types of benefits" in        The fifth and sixth sentences of
             "Choosing benefit payment         the second paragraph are deleted
             options"                          in their entirety.
--------------------------------------------------------------------------------

    APPENDIX II: STATE CONTRACT VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Funding of the Program                                        2

Your responsibilities as employer                             2

Procedures for withdrawals, distributions and transfers       2

Provisions of the IRS Pre-Approved Plan                       4

Distribution of the contracts                                 6

Custodian and independent registered public accounting firm   6

Financial statements                                          7


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The ADA Members Retirement Program
   P.O. Box 4872
   Syracuse, NY 13221


----------------------------------------------------------------------------------
Please send me a copy of the Statement of Additional Information for the ADA Members Retirement Program Prospectus dated May 1, 2016.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip
----------------------------------------------------------------------------------
Copyright 2016 by AXA Equitable Life Insurance Company. All rights reserved.

American Dental Association

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2016





--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2016 for the American Dental Association Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4872, Syracuse, NY, 13221 or by calling our toll-free telephone number, in the US 1-800-223-5790 or
 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2016 to which this SAI relates.



        TABLE OF CONTENTS
                                                           PAGE IN SAI
                                                           -----------

        Who is AXA Equitable?                                       2

        Funding of the Program                                      2

        Your responsibilities as employer                           2

        Procedures for withdrawals, distributions and
          transfers                                                 2

        Provisions of the IRS Pre-Approved Plan                     3

        Distribution of the contracts                               6

        Custodian and independent registered public
          accounting firm                                           6

        Financial statements                                        7




             Copyright 2016 AXA Equitable Life Insurance Company.

  1290 Avenue of the Americas, New York, New York 10104. All rights reserved.


                                                                         #47080

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The plan's trustee holds all contracts for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us, and when required, signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor or Internal Revenue Service, if required;

..   providing us the information with which to run special non-discrimination tests, if you have a
     401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15/th/ business day of the month following the month in which the employer withholds or receives participant contributions); The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 4872 Syracuse, NY 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the IRS Pre-Approved Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.


If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2; you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. The plan's definition of hardship applies to employer contributions but not to your 401(k) contributions -- including employee pre-tax contributions, employer qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).


You may withdraw all or part of your account balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax information" in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions", which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal consent requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain of the Funds may be delayed if there is any delay in redemption of shares of the respective portfolios in which the Funds invest. We generally do not expect any delays.



BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.

Under an individually designed plan your employer must send us a Request for Disbursement Form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from AXA Equitable. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits form.


MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.


DEATH BENEFITS. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant's surviving children. If the participant has no surviving children, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the participant to have the distribution directly rolled over to an eligible retirement plan which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"), Section 403(b) plans, and governmental employer Section 457(b) plans. After 2015, eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs.


An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.


PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan.

There are no withdrawal restrictions on amounts from GRAs for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from GRAs.

MATURING GRAS. You may arrange in advance for the reinvestment of your maturing GRAs. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.


..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).


..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio. You can, however, change that election at any time by following the procedure above.


PROVISIONS OF THE IRS PRE-APPROVED PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below).


CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15/th/ business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor, provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE IRS PRE-APPROVED PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis "Roth 401(k)" option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2016, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $120,000 from the practice. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $18,000 for 2016, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2016 is $12,500.

The additional "catch-up" elective deferral for 2016 is up to $6,000 and can be made by any employees who are at least age 50 at any time during 2016. For a SIMPLE 401(k), the "catch-up" elective deferral is $3,000 for 2016.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are not treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $265,000 in 2016 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2016, "key employee" means (a) an officer of the practice with earnings of more than $170,000 or (b) an owner of more than 5% of the practice, or
(c) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX
CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions generally do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2016 may not exceed the lesser of (a) $53,000 or (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions, SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over or transferred from an IRA or eligible employer plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive confirmation of transactions (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the IRS Pre-Approved Plan to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to state income taxes.


ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the Website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee, and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral)). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE PLAN'S QUALIFIED DEFAULT INVESTMENT ALTERNATIVE WHICH IS THE AXA MODERATE ALLOCATION FUND, unless the plan has elected an alternative investment option(s). You may, of course, transfer to another investment option at any time.


If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the IRS Pre-Approved Plan's fiduciary will not be subject to fiduciary liability under ERISA if the IRS Pre-Approved Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. The Pension Protection Act of 2006 instructs the DOL that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the IRS Pre-Approved Plan's fiduciary, the IRS Pre-Approved Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLAN AND SECTION 404(C) OF ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

     ----------------------------------------------------------------------
                                         SCHEDULE A SCHEDULE B SCHEDULE C
                                         ----------------------------------
                  YEARS OF                 VESTED     VESTED     VESTED
                  SERVICE                PERCENTAGE PERCENTAGE PERCENTAGE
     ----------------------------------------------------------------------
                     1                       0%         0%        100%
     ----------------------------------------------------------------------
                     2                       20          0        100
     ----------------------------------------------------------------------
                     3                       40         100       100
     ----------------------------------------------------------------------
                     4                       60         100       100
     ----------------------------------------------------------------------
                     5                       80         100       100
     ----------------------------------------------------------------------
                     6                       100        100       100
     ----------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year "graded vesting" schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 206.


The financial statements of each Separate Account at December 31, 2015 and for each of the two years in the period ended December 31, 2015, and the consolidated financial statements of AXA Equitable at December 31, 2015, 2014 and 2013 for each of the three years in the period ended December 31, 2015 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                             FINANCIAL STATEMENTS

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Account No. 206 reflect applicable fees, charges and other expenses under the Program in effect during the periods covered and they also reflect the charges against the accounts made in accordance with the terms of all other contracts participating in the separate account.


SEPARATE ACCOUNT NO. 206:
   Report of Independent Registered Public Accounting Firm..............................................  FSA-2
Separate Account No. 206
   Statements of Assets and Liabilities, December 31, 2015..............................................  FSA-3
   Statements of Operations Year Ended December 31, 2015................................................ FSA-11
   Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2015 and 2014........ FSA-19
   Notes to Financial Statements........................................................................ FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY:
Report of Independent Registered Public Accounting Firm.................................................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2015 and 2014..............................................    F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31, 2015, 2014 and 2013.............    F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2015, 2014 and 2013.    F-4
   Consolidated Statements of Equity, Years Ended December 31, 2015, 2014 and 2013......................    F-5
   Consolidated Statements of Cash Flows, Years Ended December 31, 2015, 2014 and 2013..................    F-6
   Notes to Consolidated Financial Statements...........................................................    F-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 206

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2015............  FSA-3
   Statements of Operations for the Year Ended December 31, 2015...... FSA-11
   Statements of Changes in Net Assets for the Years or Periods Ended
     December 31, 2015 and 2014....................................... FSA-19
   Notes to Financial Statements...................................... FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2015 and 2014............    F-2
   Consolidated Statements of Earnings (Loss), Years Ended
     December 31, 2015, 2014 and 2013.................................    F-3
   Consolidated Statements of Comprehensive Income (Loss), Years
     Ended December 31, 2015, 2014 and 2013...........................    F-4
   Consolidated Statements of Equity, Years Ended December 31, 2015,
     2014 and 2013....................................................    F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2015, 2014 and 2013..............................................    F-6
   Notes to Consolidated Financial Statements.........................    F-8

                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and the Contractowners of Separate Account No. 206 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 206 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2016

                                  FSA-2  #78645

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

                                                            ALL ASSET        ALL ASSET    ALL ASSET MODERATE AXA AGGRESSIVE
                                                        AGGRESSIVE-ALT 25* GROWTH-ALT 20*   GROWTH-ALT 15*    ALLOCATION*
                                                        ------------------ -------------- ------------------ --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,348,247       $1,190,895       $1,178,653      $32,037,295
Receivable for shares of the Portfolios sold...........             --               --               --               --
Receivable for policy-related transactions.............          1,647               --            1,380           59,069
                                                            ----------       ----------       ----------      -----------
   Total assets........................................      1,349,894        1,190,895        1,180,033       32,096,364
                                                            ----------       ----------       ----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          1,620               --            1,380           59,069
Payable for policy-related transactions................             --               --               --               --
Accrued Expenses.......................................            576              511              525           14,081
                                                            ----------       ----------       ----------      -----------
   Total liabilities...................................          2,196              511            1,905           73,150
                                                            ----------       ----------       ----------      -----------
NET ASSETS.............................................     $1,347,698       $1,190,384       $1,178,128      $32,023,214
                                                            ==========       ==========       ==========      ===========

NET ASSETS:
Accumulation unit values...............................     $1,347,698       $1,190,101       $1,177,748      $32,012,781
Retained by AXA Equitable in Separate Account No. 206..             --              283              380           10,433
                                                            ----------       ----------       ----------      -----------
TOTAL NET ASSETS.......................................     $1,347,698       $1,190,384       $1,178,128      $32,023,214
                                                            ==========       ==========       ==========      ===========

Investments in shares of the Portfolios, at cost.......     $1,454,626       $1,316,613       $1,231,575      $32,733,360
The Portfolios shares held
   Class K.............................................        121,485           66,901          112,816        3,126,842

                                                        AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                          ALLOCATION*         ALLOCATION*
                                                        ---------------- ---------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $3,646,814         $36,735,008
Receivable for shares of the Portfolios sold...........           215                  --
Receivable for policy-related transactions.............            --              19,970
                                                           ----------         -----------
   Total assets........................................     3,647,029          36,754,978
                                                           ----------         -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --              19,970
Payable for policy-related transactions................           205                  --
Accrued Expenses.......................................         1,555              16,428
                                                           ----------         -----------
   Total liabilities...................................         1,760              36,398
                                                           ----------         -----------
NET ASSETS.............................................    $3,645,269         $36,718,580
                                                           ==========         ===========

NET ASSETS:
Accumulation unit values...............................    $3,644,951         $36,712,001
Retained by AXA Equitable in Separate Account No. 206..           318               6,579
                                                           ----------         -----------
TOTAL NET ASSETS.......................................    $3,645,269         $36,718,580
                                                           ==========         ===========

Investments in shares of the Portfolios, at cost.......    $3,802,534         $38,263,644
The Portfolios shares held
   Class K.............................................       393,430           3,883,004

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        AXA GLOBAL EQUITY AXA INTERNATIONAL AXA LARGE CAP  AXA LARGE CAP
                                                             MANAGED        CORE MANAGED    GROWTH MANAGED VALUE MANAGED
                                                           VOLATILITY*       VOLATILITY*     VOLATILITY*    VOLATILITY*
                                                        ----------------- ----------------- -------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $28,565,108       $27,724,371     $41,556,668    $11,510,590
Receivable for shares of the Portfolios sold...........         41,735                --              --             --
Receivable for policy-related transactions.............             --             9,167           3,247          3,672
                                                           -----------       -----------     -----------    -----------
   Total assets........................................     28,606,843        27,733,538      41,559,915     11,514,262
                                                           -----------       -----------     -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --             8,979           3,247          3,672
Payable for policy-related transactions................         41,735                --              --             --
Accrued Expenses.......................................         12,799            12,476          18,538          5,179
                                                           -----------       -----------     -----------    -----------
   Total liabilities...................................         54,534            21,455          21,785          8,851
                                                           -----------       -----------     -----------    -----------
NET ASSETS.............................................    $28,552,309       $27,712,083     $41,538,130    $11,505,411
                                                           ===========       ===========     ===========    ===========

NET ASSETS:
Accumulation unit values...............................    $28,546,724       $27,712,083     $41,524,939    $11,502,852
Retained by AXA Equitable in Separate Account No. 206..          5,585                --          13,191          2,559
                                                           -----------       -----------     -----------    -----------
TOTAL NET ASSETS.......................................    $28,552,309       $27,712,083     $41,538,130    $11,505,411
                                                           ===========       ===========     ===========    ===========

Investments in shares of the Portfolios, at cost.......    $24,918,595       $27,010,881     $28,205,667    $10,263,993
The Portfolios shares held
   Class K.............................................      1,971,228         3,034,325       1,515,327        771,179

                                                        AXA MID CAP VALUE
                                                             MANAGED      AXA MODERATE
                                                           VOLATILITY*    ALLOCATION*
                                                        ----------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $15,895,864    $286,432,854
Receivable for shares of the Portfolios sold...........             --              --
Receivable for policy-related transactions.............          6,278          37,100
                                                           -----------    ------------
   Total assets........................................     15,902,142     286,469,954
                                                           -----------    ------------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          6,278          37,100
Payable for policy-related transactions................             --              --
Accrued Expenses.......................................          7,130         125,883
                                                           -----------    ------------
   Total liabilities...................................         13,408         162,983
                                                           -----------    ------------
NET ASSETS.............................................    $15,888,734    $286,306,971
                                                           ===========    ============

NET ASSETS:
Accumulation unit values...............................    $15,885,101    $286,260,492
Retained by AXA Equitable in Separate Account No. 206..          3,633          46,479
                                                           -----------    ------------
TOTAL NET ASSETS.......................................    $15,888,734    $286,306,971
                                                           ===========    ============

Investments in shares of the Portfolios, at cost.......    $13,760,747    $298,949,117
The Portfolios shares held
   Class K.............................................      1,078,294      21,333,336

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                                           AXA/TEMPLETON
                                                                                           GLOBAL EQUITY
                                                        AXA MODERATE-PLUS AXA/AB SMALL CAP    MANAGED    CHARTER/SM/ MULTI-
                                                           ALLOCATION*        GROWTH*       VOLATILITY*    SECTOR BOND*
                                                        ----------------- ---------------- ------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $76,922,544      $40,810,220     $33,160,225    $15,594,907
Receivable for shares of the Portfolios sold...........          4,409           98,458              --             --
Receivable for policy-related transactions.............             --               --          13,352          7,758
                                                           -----------      -----------     -----------    -----------
   Total assets........................................     76,926,953       40,908,678      33,173,577     15,602,665
                                                           -----------      -----------     -----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --               --          13,352          7,758
Payable for policy-related transactions................          4,419           98,676              --             --
Accrued Expenses.......................................         33,688           18,531          14,885          7,002
                                                           -----------      -----------     -----------    -----------
   Total liabilities...................................         38,107          117,207          28,237         14,760
                                                           -----------      -----------     -----------    -----------
NET ASSETS.............................................    $76,888,846      $40,791,471     $33,145,340    $15,587,905
                                                           ===========      ===========     ===========    ===========

NET ASSETS:
Accumulation unit values...............................    $76,874,702      $40,781,983     $33,140,253    $15,585,660
Retained by AXA Equitable in Separate Account No. 206..         14,144            9,488           5,087          2,245
                                                           -----------      -----------     -----------    -----------
TOTAL NET ASSETS.......................................    $76,888,846      $40,791,471     $33,145,340    $15,587,905
                                                           ===========      ===========     ===========    ===========

Investments in shares of the Portfolios, at cost.......    $78,287,199      $45,306,600     $27,789,973    $16,527,010
The Portfolios shares held
   Class K.............................................      7,409,975        2,370,515       2,966,278      4,139,323

                                                           EQ/BOSTON
                                                        ADVISORS EQUITY EQ/CORE BOND
                                                            INCOME*        INDEX*
                                                        --------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $4,646,139    $28,082,226
Receivable for shares of the Portfolios sold...........           --          4,233
Receivable for policy-related transactions.............        1,159             --
                                                          ----------    -----------
   Total assets........................................    4,647,298     28,086,459
                                                          ----------    -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        1,159             --
Payable for policy-related transactions................           --          4,233
Accrued Expenses.......................................        2,035         12,576
                                                          ----------    -----------
   Total liabilities...................................        3,194         16,809
                                                          ----------    -----------
NET ASSETS.............................................   $4,644,104    $28,069,650
                                                          ==========    ===========

NET ASSETS:
Accumulation unit values...............................   $4,643,839    $28,065,704
Retained by AXA Equitable in Separate Account No. 206..          265          3,946
                                                          ----------    -----------
TOTAL NET ASSETS.......................................   $4,644,104    $28,069,650
                                                          ==========    ===========

Investments in shares of the Portfolios, at cost.......   $5,302,115    $28,829,162
The Portfolios shares held
   Class K.............................................      802,917      2,846,802

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                         EQ/EQUITY   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/INVESCO
                                                         500 INDEX*  AND ACQUISITIONS* COMPANY VALUE* COMSTOCK*
                                                        ------------ ----------------- -------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $132,923,565    $2,030,773      $42,242,328   $12,655,166
Receivable for shares of the Portfolios sold...........       24,617         1,861               --            --
Receivable for policy-related transactions.............           --            --           53,253         3,177
                                                        ------------    ----------      -----------   -----------
   Total assets........................................  132,948,182     2,032,634       42,295,581    12,658,343
                                                        ------------    ----------      -----------   -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --            --           53,253         3,177
Payable for policy-related transactions................       24,617         1,861               --            --
Accrued Expenses.......................................       58,452           873           19,229         5,732
                                                        ------------    ----------      -----------   -----------
   Total liabilities...................................       83,069         2,734           72,482         8,909
                                                        ------------    ----------      -----------   -----------
NET ASSETS............................................. $132,865,113    $2,029,900      $42,223,099   $12,649,434
                                                        ============    ==========      ===========   ===========

NET ASSETS:
Accumulation unit values............................... $132,831,846    $2,029,833      $42,222,587   $12,646,645
Retained by AXA Equitable in Separate Account No. 206..       33,267            67              512         2,789
                                                        ------------    ----------      -----------   -----------
TOTAL NET ASSETS....................................... $132,865,113    $2,029,900      $42,223,099   $12,649,434
                                                        ============    ==========      ===========   ===========

Investments in shares of the Portfolios, at cost....... $110,030,643    $2,104,577      $42,906,384   $11,110,744
The Portfolios shares held
   Class K.............................................    3,857,448       159,241          857,626       919,735

                                                        EQ/JPMORGAN VALUE EQ/LARGE CAP
                                                         OPPORTUNITIES*   GROWTH INDEX*
                                                        ----------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $31,335,651     $12,417,092
Receivable for shares of the Portfolios sold...........             --              --
Receivable for policy-related transactions.............         30,053           6,826
                                                           -----------     -----------
   Total assets........................................     31,365,704      12,423,918
                                                           -----------     -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         30,053           6,826
Payable for policy-related transactions................             --              --
Accrued Expenses.......................................         13,901           5,379
                                                           -----------     -----------
   Total liabilities...................................         43,954          12,205
                                                           -----------     -----------
NET ASSETS.............................................    $31,321,750     $12,411,713
                                                           ===========     ===========

NET ASSETS:
Accumulation unit values...............................    $31,314,438     $12,410,038
Retained by AXA Equitable in Separate Account No. 206..          7,312           1,675
                                                           -----------     -----------
TOTAL NET ASSETS.......................................    $31,321,750     $12,411,713
                                                           ===========     ===========

Investments in shares of the Portfolios, at cost.......    $25,131,912     $13,502,997
The Portfolios shares held
   Class K.............................................      2,034,231       1,051,605

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                           EQ/MFS
                                                        INTERNATIONAL EQ/MID CAP  EQ/MORGAN STANLEY EQ/SMALL COMPANY
                                                           GROWTH*      INDEX*     MID CAP GROWTH*       INDEX*
                                                        ------------- ----------- ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $7,174,105   $27,291,335    $33,429,056      $22,812,374
Receivable for shares of the Portfolios sold...........      98,853            --         51,861          103,657
Receivable for policy-related transactions.............          --        13,367             --               --
                                                         ----------   -----------    -----------      -----------
   Total assets........................................   7,272,958    27,304,702     33,480,917       22,916,031
                                                         ----------   -----------    -----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --        13,367             --               --
Payable for policy-related transactions................      98,853            --         51,861          103,657
Accrued Expenses.......................................       3,176        12,099         15,022           10,279
                                                         ----------   -----------    -----------      -----------
   Total liabilities...................................     102,029        25,466         66,883          113,936
                                                         ----------   -----------    -----------      -----------
NET ASSETS.............................................  $7,170,929   $27,279,236    $33,414,034      $22,802,095
                                                         ==========   ===========    ===========      ===========

NET ASSETS:
Accumulation unit values...............................  $7,170,597   $27,273,332    $33,407,436      $22,797,381
Retained by AXA Equitable in Separate Account No. 206..         332         5,904          6,598            4,714
                                                         ----------   -----------    -----------      -----------
TOTAL NET ASSETS.......................................  $7,170,929   $27,279,236    $33,414,034      $22,802,095
                                                         ==========   ===========    ===========      ===========

Investments in shares of the Portfolios, at cost.......  $7,637,819   $23,577,236    $35,776,393      $26,110,200
The Portfolios shares held
   Class K.............................................   1,100,369     2,104,894      2,015,196        2,258,844

                                                        EQ/T. ROWE PRICE EQ/WELLS FARGO
                                                         GROWTH STOCK*   OMEGA GROWTH*
                                                        ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $68,120,964      $6,000,251
Receivable for shares of the Portfolios sold...........       177,529              --
Receivable for policy-related transactions.............            --          28,020
                                                          -----------      ----------
   Total assets........................................    68,298,493       6,028,271
                                                          -----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --          28,020
Payable for policy-related transactions................       177,529              --
Accrued Expenses.......................................        30,128           2,629
                                                          -----------      ----------
   Total liabilities...................................       207,657          30,649
                                                          -----------      ----------
NET ASSETS.............................................   $68,090,836      $5,997,622
                                                          ===========      ==========

NET ASSETS:
Accumulation unit values...............................   $68,071,584      $5,997,125
Retained by AXA Equitable in Separate Account No. 206..        19,252             497
                                                          -----------      ----------
TOTAL NET ASSETS.......................................   $68,090,836      $5,997,622
                                                          ===========      ==========

Investments in shares of the Portfolios, at cost.......   $53,207,404      $6,443,803
The Portfolios shares held
   Class K.............................................     1,747,291         555,062

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025 TARGET 2035 TARGET 2045
                                                         CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION* ALLOCATION* ALLOCATION*
                                                        ------------ ------------ ----------- ----------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $10,180,280   $5,467,139  $33,759,190 $59,885,702 $28,493,528 $12,059,357
Receivable for shares of the Portfolios sold...........          --       32,095           --          --          --          --
Receivable for policy-related transactions.............         649           --        3,509      11,517      14,494       7,491
                                                        -----------   ----------  ----------- ----------- ----------- -----------
   Total assets........................................  10,180,929    5,499,234   33,762,699  59,897,219  28,508,022  12,066,848
                                                        -----------   ----------  ----------- ----------- ----------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         649           --        3,509      11,517      14,494       7,491
Payable for policy-related transactions................          --       32,095           --          --          --          --
Accrued Expenses.......................................       4,400        2,362       15,294      26,246      12,447       5,326
                                                        -----------   ----------  ----------- ----------- ----------- -----------
   Total liabilities...................................       5,049       34,457       18,803      37,763      26,941      12,817
                                                        -----------   ----------  ----------- ----------- ----------- -----------
NET ASSETS............................................. $10,175,880   $5,464,777  $33,743,896 $59,859,456 $28,481,081 $12,054,031
                                                        ===========   ==========  =========== =========== =========== ===========

NET ASSETS:
Accumulation unit values............................... $10,175,287   $5,462,985  $33,737,805 $59,850,486 $28,477,093 $12,052,712
Retained by AXA Equitable in Separate Account No. 206..         593        1,792        6,091       8,970       3,988       1,319
                                                        -----------   ----------  ----------- ----------- ----------- -----------
TOTAL NET ASSETS....................................... $10,175,880   $5,464,777  $33,743,896 $59,859,456 $28,481,081 $12,054,031
                                                        ===========   ==========  =========== =========== =========== ===========

Investments in shares of the Portfolios, at cost....... $10,411,769   $5,614,644  $36,629,516 $60,480,817 $28,282,890 $12,612,593
The Portfolios shares held
   Class K.............................................   1,045,303      268,542    3,987,811   6,362,930   2,982,641   1,281,633

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        TARGET 2055
                                                        ALLOCATION*
                                                        -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $170,694
Receivable for shares of the Portfolios sold...........       793
                                                         --------
   Total assets........................................   171,487
                                                         --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       790
Accrued Expenses.......................................        71
                                                         --------
   Total liabilities...................................       861
                                                         --------
NET ASSETS.............................................  $170,626
                                                         ========

NET ASSETS:
Accumulation unit values...............................  $170,626
                                                         --------
TOTAL NET ASSETS.......................................  $170,626
                                                         ========

Investments in shares of the Portfolios, at cost.......  $167,096
The Portfolios shares held
   Class K.............................................    18,477

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE   (000'S)
                                                -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25....................   0.49%         K          $11.49        117
ALL ASSET GROWTH-ALT 20........................   0.49%         K          $11.19        106
ALL ASSET MODERATE GROWTH-ALT 15...............   0.49%         K          $10.90        108
AXA AGGRESSIVE ALLOCATION......................   0.49%         K          $12.64      2,534
AXA CONSERVATIVE ALLOCATION....................   0.49%         K          $10.59        344
AXA CONSERVATIVE-PLUS ALLOCATION...............   0.49%         K          $12.09      3,036
AXA GLOBAL EQUITY MANAGED VOLATILITY...........   0.49%         K          $ 9.56      2,987
AXA INTERNATIONAL CORE MANAGED VOLATILITY......   0.49%         K          $ 8.24      3,365
AXA LARGE CAP GROWTH MANAGED VOLATILITY........   0.49%         K          $17.40      2,387
AXA LARGE CAP VALUE MANAGED VOLATILITY.........   0.49%         K          $12.89        892
AXA MID CAP VALUE MANAGED VOLATILITY...........   0.49%         K          $16.01        992
AXA MODERATE ALLOCATION........................   0.49%         K          $12.05     23,765
AXA MODERATE-PLUS ALLOCATION...................   0.49%         K          $12.46      6,168
AXA/AB SMALL CAP GROWTH........................   0.49%         K          $17.94      2,273
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.   0.49%         K          $12.29      2,696
CHARTER/SM/ MULTI-SECTOR BOND..................   0.49%         K          $ 9.95      1,567
EQ/BOSTON ADVISORS EQUITY INCOME...............   0.49%         K          $13.94        333
EQ/CORE BOND INDEX.............................   0.49%         K          $10.97      2,557
EQ/EQUITY 500 INDEX............................   0.49%         K          $16.57      8,015
EQ/GAMCO MERGERS AND ACQUISITIONS..............   0.49%         K          $11.65        174
EQ/GAMCO SMALL COMPANY VALUE...................   0.49%         K          $20.81      2,029
EQ/INVESCO COMSTOCK............................   0.49%         K          $ 9.81      1,289
EQ/JPMORGAN VALUE OPPORTUNITIES................   0.49%         K          $15.91      1,968
EQ/LARGE CAP GROWTH INDEX......................   0.49%         K          $15.04        825
EQ/MFS INTERNATIONAL GROWTH....................   0.49%         K          $11.17        642
EQ/MID CAP INDEX...............................   0.49%         K          $15.15      1,800
EQ/MORGAN STANLEY MID CAP GROWTH...............   0.49%         K          $15.39      2,170
EQ/SMALL COMPANY INDEX.........................   0.49%         K          $16.81      1,356
EQ/T. ROWE PRICE GROWTH STOCK..................   0.49%         K          $19.96      3,411
EQ/WELLS FARGO OMEGA GROWTH....................   0.49%         K          $14.30        419
MULTIMANAGER CORE BOND.........................   0.49%         K          $10.08      1,009
MULTIMANAGER TECHNOLOGY........................   0.49%         K          $15.65        349
TARGET 2015 ALLOCATION.........................   0.49%         K          $11.82      2,854
TARGET 2025 ALLOCATION.........................   0.49%         K          $12.24      4,888
TARGET 2035 ALLOCATION.........................   0.49%         K          $12.48      2,282
TARGET 2045 ALLOCATION.........................   0.49%         K          $12.50        964
TARGET 2055 ALLOCATION.........................   0.49%         K          $ 9.21         19

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the direct operating and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-10

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                            ALL ASSET
                                                                           ALL ASSET        ALL ASSET    MODERATE GROWTH-
                                                                       AGGRESSIVE-ALT 25* GROWTH-ALT 20*     ALT 15*
                                                                       ------------------ -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  13,759         $ 13,313        $ 13,110
  Expenses:
   Asset-based charges................................................         6,418            5,068           5,407
                                                                           ---------         --------        --------

NET INVESTMENT INCOME (LOSS)..........................................         7,341            8,245           7,703
                                                                           ---------         --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................         4,320           (1,955)          7,559
   Net realized gain distribution from the Portfolios.................        21,863           33,277          12,148
                                                                           ---------         --------        --------
  Net realized gain (loss) on investments.............................        26,183           31,322          19,707
                                                                           ---------         --------        --------

  Net change in unrealized appreciation (depreciation) of investments.      (101,239)         (91,544)        (72,142)
                                                                           ---------         --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (75,056)         (60,222)        (52,435)
                                                                           ---------         --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ (67,715)        $(51,977)       $(44,732)
                                                                           =========         ========        ========

                                                                       AXA AGGRESSIVE AXA CONSERVATIVE
                                                                        ALLOCATION*     ALLOCATION*
                                                                       -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   396,928      $  39,110
  Expenses:
   Asset-based charges................................................      166,566         15,343
                                                                        -----------      ---------

NET INVESTMENT INCOME (LOSS)..........................................      230,362         23,767
                                                                        -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      671,280        (10,759)
   Net realized gain distribution from the Portfolios.................    2,097,586         60,586
                                                                        -----------      ---------
  Net realized gain (loss) on investments.............................    2,768,866         49,827
                                                                        -----------      ---------

  Net change in unrealized appreciation (depreciation) of investments.   (3,687,740)      (101,893)
                                                                        -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (918,874)       (52,066)
                                                                        -----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $  (688,512)     $ (28,299)
                                                                        ===========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                             AXA GLOBAL EQUITY AXA INTERNATIONAL
                                                                       AXA CONSERVATIVE-PLUS      MANAGED        CORE MANAGED
                                                                            ALLOCATION*         VOLATILITY*       VOLATILITY*
                                                                       --------------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................      $   406,379         $   343,523       $    17,507
  Expenses:
   Asset-based charges................................................          196,898             147,369           148,755
                                                                            -----------         -----------       -----------

NET INVESTMENT INCOME (LOSS)..........................................          209,481             196,154          (131,248)
                                                                            -----------         -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          244,118           1,328,651           351,866
   Net realized gain distribution from the Portfolios.................        1,360,017                  --                --
                                                                            -----------         -----------       -----------
  Net realized gain (loss) on investments.............................        1,604,135           1,328,651           351,866
                                                                            -----------         -----------       -----------

  Net change in unrealized appreciation (depreciation) of investments.       (2,130,436)         (2,075,607)       (1,511,707)
                                                                            -----------         -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................         (526,301)           (746,956)       (1,159,841)
                                                                            -----------         -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $  (316,820)        $  (550,802)      $(1,291,089)
                                                                            ===========         ===========       ===========

                                                                       AXA LARGE CAP  AXA LARGE CAP
                                                                       GROWTH MANAGED VALUE MANAGED
                                                                        VOLATILITY*    VOLATILITY*
                                                                       -------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   226,216    $   223,771
  Expenses:
   Asset-based charges................................................      211,490         63,893
                                                                        -----------    -----------

NET INVESTMENT INCOME (LOSS)..........................................       14,726        159,878
                                                                        -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    4,234,920      1,388,285
   Net realized gain distribution from the Portfolios.................    1,812,812             --
                                                                        -----------    -----------
  Net realized gain (loss) on investments.............................    6,047,732      1,388,285
                                                                        -----------    -----------

  Net change in unrealized appreciation (depreciation) of investments.   (4,399,302)    (2,070,173)
                                                                        -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    1,648,430       (681,888)
                                                                        -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 1,663,156    $  (522,010)
                                                                        ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                       AXA MID CAP VALUE
                                                                            MANAGED      AXA MODERATE AXA MODERATE-PLUS
                                                                          VOLATILITY*    ALLOCATION*     ALLOCATION*
                                                                       ----------------- ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $   169,332    $ 3,180,925     $   910,356
  Expenses:
   Asset-based charges................................................         86,040      1,474,314         399,676
                                                                          -----------    -----------     -----------

NET INVESTMENT INCOME (LOSS)..........................................         83,292      1,706,611         510,680
                                                                          -----------    -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      1,276,767     (6,239,937)      2,066,227
   Net realized gain distribution from the Portfolios.................             --     10,755,774       3,723,212
                                                                          -----------    -----------     -----------
  Net realized gain (loss) on investments.............................      1,276,767      4,515,837       5,789,439
                                                                          -----------    -----------     -----------

  Net change in unrealized appreciation (depreciation) of investments.     (1,995,471)    (9,298,057)     (7,479,929)
                                                                          -----------    -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (718,704)    (4,782,220)     (1,690,490)
                                                                          -----------    -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  (635,412)   $(3,075,609)    $(1,179,810)
                                                                          ===========    ===========     ===========

                                                                                    AXA/TEMPLETON
                                                                                    GLOBAL EQUITY
                                                                       AXA/AB SMALL    MANAGED
                                                                       CAP GROWTH*   VOLATILITY*
                                                                       ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $   122,979   $    89,132
  Expenses:
   Asset-based charges................................................     215,582       177,438
                                                                       -----------   -----------

NET INVESTMENT INCOME (LOSS)..........................................     (92,603)      (88,306)
                                                                       -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   1,204,921     2,796,896
   Net realized gain distribution from the Portfolios.................   4,570,763            --
                                                                       -----------   -----------
  Net realized gain (loss) on investments.............................   5,775,684     2,796,896
                                                                       -----------   -----------

  Net change in unrealized appreciation (depreciation) of investments.  (6,971,048)   (3,601,194)
                                                                       -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................  (1,195,364)     (804,298)
                                                                       -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(1,287,967)  $  (892,604)
                                                                       ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-13

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       CHARTER/SM/ MULTI- EQ/BOSTON ADVISORS   EQ/CORE
                                                                         SECTOR BOND*       EQUITY INCOME*   BOND INDEX*
                                                                       ----------------   ------------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $ 290,002           $  86,882       $ 494,433
  Expenses:
   Asset-based charges................................................       81,505              24,050         143,193
                                                                          ---------           ---------       ---------

NET INVESTMENT INCOME (LOSS)..........................................      208,497              62,832         351,240
                                                                          ---------           ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     (107,879)             40,246         (58,321)
   Net realized gain distribution from the Portfolios.................           --             424,417              --
                                                                          ---------           ---------       ---------
  Net realized gain (loss) on investments.............................     (107,879)            464,663         (58,321)
                                                                          ---------           ---------       ---------

  Net change in unrealized appreciation (depreciation) of investments.     (232,071)           (596,912)       (201,609)
                                                                          ---------           ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (339,950)           (132,249)       (259,930)
                                                                          ---------           ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $(131,453)          $ (69,417)      $  91,310
                                                                          =========           =========       =========

                                                                        EQ/EQUITY            EQ/GAMCO
                                                                        500 INDEX*   MERGERS AND ACQUISITIONS*
                                                                       ------------  -------------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $  2,502,659          $     --
  Expenses:
   Asset-based charges................................................      642,692             7,682
                                                                       ------------          --------

NET INVESTMENT INCOME (LOSS)..........................................    1,859,967            (7,682)
                                                                       ------------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    9,605,134            (6,501)
   Net realized gain distribution from the Portfolios.................    2,400,223            91,223
                                                                       ------------          --------
  Net realized gain (loss) on investments.............................   12,005,357            84,722
                                                                       ------------          --------

  Net change in unrealized appreciation (depreciation) of investments.  (12,923,854)          (39,374)
                                                                       ------------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (918,497)           45,348
                                                                       ------------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $    941,470          $ 37,666
                                                                       ============          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-14

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                    EQ/JPMORGAN
                                                                       EQ/GAMCO SMALL  EQ/INVESCO      VALUE      EQ/LARGE CAP
                                                                       COMPANY VALUE*  COMSTOCK*   OPPORTUNITIES* GROWTH INDEX*
                                                                       -------------- -----------  -------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   340,371   $   322,594   $   295,443    $  138,277
  Expenses:
   Asset-based charges................................................      235,726        68,741       162,592        60,645
                                                                        -----------   -----------   -----------    ----------

NET INVESTMENT INCOME (LOSS)..........................................      104,645       253,853       132,851        77,632
                                                                        -----------   -----------   -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    3,231,707     1,062,620     3,312,274       137,646
   Net realized gain distribution from the Portfolios.................    2,313,549            --            --     1,069,219
                                                                        -----------   -----------   -----------    ----------
  Net realized gain (loss) on investments.............................    5,545,256     1,062,620     3,312,274     1,206,865
                                                                        -----------   -----------   -----------    ----------

  Net change in unrealized appreciation (depreciation) of investments.   (8,466,060)   (2,234,996)   (4,257,863)     (743,990)
                                                                        -----------   -----------   -----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (2,920,804)   (1,172,376)     (945,589)      462,875
                                                                        -----------   -----------   -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $(2,816,159)  $  (918,523)  $  (812,738)   $  540,507
                                                                        ===========   ===========   ===========    ==========

                                                                          EQ/MFS
                                                                       INTERNATIONAL
                                                                          GROWTH*
                                                                       -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  61,121
  Expenses:
   Asset-based charges................................................      34,876
                                                                         ---------

NET INVESTMENT INCOME (LOSS)..........................................      26,245
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    (254,123)
   Net realized gain distribution from the Portfolios.................     109,637
                                                                         ---------
  Net realized gain (loss) on investments.............................    (144,486)
                                                                         ---------

  Net change in unrealized appreciation (depreciation) of investments.     (35,787)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (180,273)
                                                                         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(154,028)
                                                                         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-15

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                            EQ/MORGAN
                                                                                         STANLEY MID CAP EQ/SMALL COMPANY
                                                                       EQ/MID CAP INDEX*     GROWTH*          INDEX*
                                                                       ----------------- --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $   314,420      $        --     $   277,770
  Expenses:
   Asset-based charges................................................        137,966          182,855         122,100
                                                                          -----------      -----------     -----------

NET INVESTMENT INCOME (LOSS)..........................................        176,454         (182,855)        155,670
                                                                          -----------      -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      1,882,954          263,473       1,515,563
   Net realized gain distribution from the Portfolios.................             --          883,637       1,920,613
                                                                          -----------      -----------     -----------
  Net realized gain (loss) on investments.............................      1,882,954        1,147,110       3,436,176
                                                                          -----------      -----------     -----------

  Net change in unrealized appreciation (depreciation) of investments.     (3,015,361)      (3,078,299)     (4,714,243)
                                                                          -----------      -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (1,132,407)      (1,931,189)     (1,278,067)
                                                                          -----------      -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  (955,953)     $(2,114,044)    $(1,122,397)
                                                                          ===========      ===========     ===========

                                                                       EQ/T. ROWE PRICE EQ/WELLS FARGO
                                                                        GROWTH STOCK*   OMEGA GROWTH*
                                                                       ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $        --      $      --
  Expenses:
   Asset-based charges................................................       333,275         30,675
                                                                         -----------      ---------

NET INVESTMENT INCOME (LOSS)..........................................      (333,275)       (30,675)
                                                                         -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    10,104,979       (309,884)
   Net realized gain distribution from the Portfolios.................     2,419,078        411,378
                                                                         -----------      ---------
  Net realized gain (loss) on investments.............................    12,524,057        101,494
                                                                         -----------      ---------

  Net change in unrealized appreciation (depreciation) of investments.    (5,954,968)        24,495
                                                                         -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     6,569,089        125,989
                                                                         -----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ 6,235,814      $  95,314
                                                                         ===========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-16

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       MULTIMANAGER MULTIMANAGER TARGET 2015  TARGET 2025
                                                                        CORE BOND*  TECHNOLOGY*  ALLOCATION*  ALLOCATION*
                                                                       ------------ ------------ -----------  -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $ 223,227     $     --   $   495,547  $   917,350
  Expenses:
   Asset-based charges................................................     49,754       26,758       183,877      301,002
                                                                        ---------     --------   -----------  -----------

NET INVESTMENT INCOME (LOSS)..........................................    173,473      (26,758)      311,670      616,348
                                                                        ---------     --------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    (69,677)      17,553       769,716    2,941,131
   Net realized gain distribution from the Portfolios.................         --      377,606       434,199      837,142
                                                                        ---------     --------   -----------  -----------
  Net realized gain (loss) on investments.............................    (69,677)     395,159     1,203,915    3,778,273
                                                                        ---------     --------   -----------  -----------

  Net change in unrealized appreciation (depreciation) of investments.   (140,324)     (29,196)   (2,216,619)  (5,950,748)
                                                                        ---------     --------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (210,001)     365,963    (1,012,704)  (2,172,475)
                                                                        ---------     --------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ (36,528)    $339,205   $  (701,034) $(1,556,127)
                                                                        =========     ========   ===========  ===========

                                                                       TARGET 2035
                                                                       ALLOCATION*
                                                                       -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios...................................... $   438,982
  Expenses:
   Asset-based charges................................................     143,278
                                                                       -----------

NET INVESTMENT INCOME (LOSS)..........................................     295,704
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................   1,251,791
   Net realized gain distribution from the Portfolios.................     461,281
                                                                       -----------
  Net realized gain (loss) on investments.............................   1,713,072
                                                                       -----------

  Net change in unrealized appreciation (depreciation) of investments.  (2,681,909)
                                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (968,837)
                                                                       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $  (673,133)
                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-17

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       TARGET 2045  TARGET 2055
                                                                       ALLOCATION* ALLOCATION*(A)
                                                                       ----------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $ 189,586      $2,702
  Expenses:
   Asset-based charges................................................     59,072         223
                                                                        ---------      ------

NET INVESTMENT INCOME (LOSS)..........................................    130,514       2,479
                                                                        ---------      ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    290,179         661
   Net realized gain distribution from the Portfolios.................    204,593         170
                                                                        ---------      ------
  Net realized gain (loss) on investments.............................    494,772         831
                                                                        ---------      ------

  Net change in unrealized appreciation (depreciation) of investments.   (928,074)      3,598
                                                                        ---------      ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (433,302)      4,429
                                                                        ---------      ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $(302,788)     $6,908
                                                                        =========      ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 26, 2015.

                                    FSA-18

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                             ALL ASSET AGGRESSIVE-
                                                                                                    ALT 25*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    7,341  $   14,416
  Net realized gain (loss) on investments..................................................     26,183      35,895
  Net change in unrealized appreciation (depreciation) of investments......................   (101,239)    (33,964)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (67,715)     16,347
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    256,455     552,489
  Transfers between Variable Investment Options including guaranteed interest account, net.     31,153       9,977
  Redemptions for contract benefits and terminations.......................................    (82,063)    (41,333)
  Contract maintenance charges.............................................................        (53)        (50)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    205,492     521,083
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..         --          25
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    137,777     537,455
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,209,921     672,466
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,347,698  $1,209,921
                                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         34          64
  Redeemed.................................................................................        (17)        (21)
                                                                                            ----------  ----------
  Net Increase (Decrease)..................................................................         17          43
                                                                                            ==========  ==========

                                                                                                  ALL ASSET
                                                                                               GROWTH-ALT 20*
                                                                                            --------------------
                                                                                               2015       2014
                                                                                            ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    8,245  $ 11,498
  Net realized gain (loss) on investments..................................................     31,322    22,919
  Net change in unrealized appreciation (depreciation) of investments......................    (91,544)  (20,657)
                                                                                            ----------  --------

  Net increase (decrease) in net assets resulting from operations..........................    (51,977)   13,760
                                                                                            ----------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    157,260   198,185
  Transfers between Variable Investment Options including guaranteed interest account, net.    223,242    95,684
  Redemptions for contract benefits and terminations.......................................    (68,698)  (50,207)
  Contract maintenance charges.............................................................        (29)      (36)
                                                                                            ----------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    311,775   243,626
                                                                                            ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..        (25)       25
                                                                                            ----------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    259,773   257,411
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................    930,611   673,200
                                                                                            ----------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,190,384  $930,611
                                                                                            ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         40        29
  Redeemed.................................................................................        (14)       (8)
                                                                                            ----------  --------
  Net Increase (Decrease)..................................................................         26        21
                                                                                            ==========  ========

                                                                                              ALL ASSET MODERATE
                                                                                                GROWTH-ALT 15*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    7,703  $   16,718
  Net realized gain (loss) on investments..................................................     19,707      40,372
  Net change in unrealized appreciation (depreciation) of investments......................    (72,142)    (30,670)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (44,732)     26,420
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    147,135     165,848
  Transfers between Variable Investment Options including guaranteed interest account, net.     59,177    (228,753)
  Redemptions for contract benefits and terminations.......................................    (49,198)    (69,706)
  Contract maintenance charges.............................................................        (63)        (63)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    157,051    (132,674)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    112,319    (106,254)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,065,809   1,172,063
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,178,128  $1,065,809
                                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         37          16
  Redeemed.................................................................................        (23)        (28)
                                                                                            ----------  ----------
  Net Increase (Decrease)..................................................................         14         (12)
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 AXA AGGRESSIVE
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   230,362  $   457,391
  Net realized gain (loss) on investments..................................................   2,768,866    3,928,755
  Net change in unrealized appreciation (depreciation) of investments......................  (3,687,740)  (2,930,754)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (688,512)   1,455,392
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,525,236    4,231,081
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,219,020)  (2,914,903)
  Redemptions for contract benefits and terminations.......................................  (3,104,127)  (2,527,652)
  Contract maintenance charges.............................................................      (1,498)      (1,986)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,799,409)  (1,213,460)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..        (150)       5,150
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,488,071)     247,082
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  34,511,285   34,264,203
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $32,023,214  $34,511,285
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         171          268
  Redeemed.................................................................................        (314)        (367)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (143)         (99)
                                                                                            ===========  ===========

                                                                                               AXA CONSERVATIVE
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   23,767  $   19,432
  Net realized gain (loss) on investments..................................................     49,827      58,154
  Net change in unrealized appreciation (depreciation) of investments......................   (101,893)    (40,575)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (28,299)     37,011
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    657,694     445,830
  Transfers between Variable Investment Options including guaranteed interest account, net.    720,310     996,449
  Redemptions for contract benefits and terminations.......................................   (175,922)    (11,518)
  Contract maintenance charges.............................................................        (92)        (49)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  1,201,990   1,430,712
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..        (25)         25
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  1,173,666   1,467,748
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,471,603   1,003,855
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $3,645,269  $2,471,603
                                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................        169         259
  Redeemed.................................................................................        (57)       (124)
                                                                                            ----------  ----------
  Net Increase (Decrease)..................................................................        112         135
                                                                                            ==========  ==========

                                                                                              AXA CONSERVATIVE-PLUS
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   209,481  $   311,005
  Net realized gain (loss) on investments..................................................   1,604,135    2,235,257
  Net change in unrealized appreciation (depreciation) of investments......................  (2,130,436)  (1,346,724)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (316,820)   1,199,538
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,342,549    4,202,570
  Transfers between Variable Investment Options including guaranteed interest account, net.      61,260   (2,303,238)
  Redemptions for contract benefits and terminations.......................................  (6,068,283)  (3,414,938)
  Contract maintenance charges.............................................................      (1,491)      (1,982)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (3,665,965)  (1,517,588)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (3,982,785)    (318,050)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  40,701,365   41,019,415
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $36,718,580  $40,701,365
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         226          429
  Redeemed.................................................................................        (526)        (553)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (300)        (124)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-20

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                AXA GLOBAL EQUITY
                                                                                               MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   196,154  $   223,610
  Net realized gain (loss) on investments..................................................   1,328,651    2,344,834
  Net change in unrealized appreciation (depreciation) of investments......................  (2,075,607)  (2,070,758)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (550,802)     497,686
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,776,587    2,763,839
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,043,395)  (2,686,107)
  Redemptions for contract benefits and terminations.......................................  (2,203,187)  (3,425,322)
  Contract maintenance charges.............................................................        (231)        (288)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,470,226)  (3,347,878)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,021,028)  (2,850,192)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  30,573,337   33,423,529
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $28,552,309  $30,573,337
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         305          199
  Redeemed.................................................................................        (454)        (541)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (149)        (342)
                                                                                            ===========  ===========

                                                                                             AXA INTERNATIONAL CORE
                                                                                               MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (131,248) $   351,193
  Net realized gain (loss) on investments..................................................     351,866   (1,350,805)
  Net change in unrealized appreciation (depreciation) of investments......................  (1,511,707)  (1,141,930)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (1,291,089)  (2,141,542)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,679,256    2,880,632
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,919,746)  (2,370,143)
  Redemptions for contract benefits and terminations.......................................  (3,013,575)  (3,682,300)
  Contract maintenance charges.............................................................        (311)        (510)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,254,376)  (3,172,321)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..         188           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (3,545,277)  (5,313,863)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  31,257,360   36,571,223
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $27,712,083  $31,257,360
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         374          232
  Redeemed.................................................................................        (631)        (574)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (257)        (342)
                                                                                            ===========  ===========

                                                                                              AXA LARGE CAP GROWTH
                                                                                               MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    14,726  $   (16,368)
  Net realized gain (loss) on investments..................................................   6,047,732    4,108,144
  Net change in unrealized appreciation (depreciation) of investments......................  (4,399,302)     346,041
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................   1,663,156    4,437,817
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,472,757    2,660,506
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,938,740)  (2,276,629)
  Redemptions for contract benefits and terminations.......................................  (5,082,706)  (3,770,970)
  Contract maintenance charges.............................................................        (872)      (1,118)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (4,549,561)  (3,388,211)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,886,405)   1,049,606
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  44,424,535   43,374,929
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $41,538,130  $44,424,535
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         139          215
  Redeemed.................................................................................        (402)        (432)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (263)        (217)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-21

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                               AXA LARGE CAP VALUE
                                                                                               MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   159,878  $   166,956
  Net realized gain (loss) on investments..................................................   1,388,285    1,364,160
  Net change in unrealized appreciation (depreciation) of investments......................  (2,070,173)     (29,100)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (522,010)   1,502,016
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,214,208    1,816,121
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,375,613)     535,981
  Redemptions for contract benefits and terminations.......................................  (1,405,543)  (1,638,373)
  Contract maintenance charges.............................................................         (84)         (71)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,567,032)     713,658
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (3,089,042)   2,215,674
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  14,594,453   12,378,779
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $11,505,411  $14,594,453
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................          99          321
  Redeemed.................................................................................        (291)        (266)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (192)          55
                                                                                            ===========  ===========

                                                                                                AXA MID CAP VALUE
                                                                                               MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    83,292  $    66,957
  Net realized gain (loss) on investments..................................................   1,276,767    1,520,298
  Net change in unrealized appreciation (depreciation) of investments......................  (1,995,471)      62,803
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (635,412)   1,650,058
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,667,827    2,040,086
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,482,984)     697,272
  Redemptions for contract benefits and terminations.......................................  (1,757,051)  (1,862,349)
  Contract maintenance charges.............................................................         (87)         (99)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,572,295)     874,910
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,207,707)   2,524,968
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  18,096,441   15,571,473
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $15,888,734  $18,096,441
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         115          287
  Redeemed.................................................................................        (210)        (235)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         (95)          52
                                                                                            ===========  ===========

                                                                                                   AXA MODERATE
                                                                                                    ALLOCATION*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,706,611  $  2,663,476
  Net realized gain (loss) on investments..................................................    4,515,837     9,383,595
  Net change in unrealized appreciation (depreciation) of investments......................   (9,298,057)   (3,361,812)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (3,075,609)    8,685,259
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   22,707,942    22,671,478
  Transfers between Variable Investment Options including guaranteed interest account, net.   (8,295,991)   (8,408,656)
  Redemptions for contract benefits and terminations.......................................  (34,856,923)  (30,737,522)
  Contract maintenance charges.............................................................      (45,350)      (63,575)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (20,490,322)  (16,538,275)
                                                                                            ------------  ------------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          225          (225)
                                                                                            ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (23,565,706)   (7,853,241)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  309,872,677   317,725,918
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $286,306,971  $309,872,677
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................          918           998
  Redeemed.................................................................................       (2,587)       (2,369)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................       (1,669)       (1,371)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-22

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                AXA MODERATE-PLUS
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   510,680  $   916,283
  Net realized gain (loss) on investments..................................................   5,789,439    5,880,916
  Net change in unrealized appreciation (depreciation) of investments......................  (7,479,929)  (3,776,851)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (1,179,810)   3,020,348
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   5,084,252    7,486,309
  Transfers between Variable Investment Options including guaranteed interest account, net.  (5,856,104)  (3,965,151)
  Redemptions for contract benefits and terminations.......................................  (6,809,688)  (7,918,054)
  Contract maintenance charges.............................................................      (6,233)      (8,879)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (7,587,773)  (4,405,775)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (8,767,583)  (1,385,427)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  85,656,429   87,041,856
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $76,888,846  $85,656,429
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         254          595
  Redeemed.................................................................................        (853)        (947)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (599)        (352)
                                                                                            ===========  ===========

                                                                                            AXA/AB SMALL CAP GROWTH*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (92,603) $  (230,333)
  Net realized gain (loss) on investments..................................................   5,775,684    8,377,439
  Net change in unrealized appreciation (depreciation) of investments......................  (6,971,048)  (6,780,383)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (1,287,967)   1,366,723
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,779,645    5,011,524
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,607,701)  (8,353,745)
  Redemptions for contract benefits and terminations.......................................  (4,097,740)  (4,009,764)
  Contract maintenance charges.............................................................      (2,809)      (3,989)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,928,605)  (7,355,974)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..        (218)          --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (3,216,790)  (5,989,251)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  44,008,261   49,997,512
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $40,791,471  $44,008,261
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         298          238
  Redeemed.................................................................................        (400)        (652)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (102)        (414)
                                                                                            ===========  ===========

                                                                                              AXA/TEMPLETON GLOBAL
                                                                                            EQUITY MANAGED VOLATILITY*
                                                                                            ------------------------
                                                                                                2015          2014
                                                                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (88,306)  $   440,228
  Net realized gain (loss) on investments..................................................   2,796,896       907,445
  Net change in unrealized appreciation (depreciation) of investments......................  (3,601,194)   (1,022,948)
                                                                                            -----------   -----------

  Net increase (decrease) in net assets resulting from operations..........................    (892,604)      324,725
                                                                                            -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   3,412,705     3,991,857
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,878,364)   (1,091,684)
  Redemptions for contract benefits and terminations.......................................  (4,326,931)   (3,903,725)
  Contract maintenance charges.............................................................        (426)         (556)
                                                                                            -----------   -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (3,793,016)   (1,004,108)
                                                                                            -----------   -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --            --
                                                                                            -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (4,685,620)     (679,383)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  37,830,960    38,510,343
                                                                                            -----------   -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $33,145,340   $37,830,960
                                                                                            ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         197           411
  Redeemed.................................................................................        (490)         (490)
                                                                                            -----------   -----------
  Net Increase (Decrease)..................................................................        (293)          (79)
                                                                                            ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-23

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   CHARTER/SM/
                                                                                               MULTI-SECTOR BOND*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   208,497  $   417,417
  Net realized gain (loss) on investments..................................................    (107,879)    (104,528)
  Net change in unrealized appreciation (depreciation) of investments......................    (232,071)     104,548
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (131,453)     417,437
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,405,113    1,866,696
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,031,849)     (18,308)
  Redemptions for contract benefits and terminations.......................................  (1,168,870)  (2,321,119)
  Contract maintenance charges.............................................................         (61)         (75)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,795,667)    (472,806)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,927,120)     (55,369)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  17,515,025   17,570,394
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $15,587,905  $17,515,025
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         201          363
  Redeemed.................................................................................        (379)        (411)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (178)         (48)
                                                                                            ===========  ===========

                                                                                               EQ/BOSTON ADVISORS
                                                                                                 EQUITY INCOME*
                                                                                            -----------------------
                                                                                                2015        2014
                                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    62,832  $   69,498
  Net realized gain (loss) on investments..................................................     464,663     591,343
  Net change in unrealized appreciation (depreciation) of investments......................    (596,912)   (260,893)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (69,417)    399,948
                                                                                            -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,143,739     667,855
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,109,668)    172,339
  Redemptions for contract benefits and terminations.......................................    (593,318)   (145,179)
  Contract maintenance charges.............................................................         (10)        (11)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (559,257)    695,004
                                                                                            -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (628,674)  1,094,952
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   5,272,778   4,177,826
                                                                                            -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 4,644,104  $5,272,778
                                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................          91         114
  Redeemed.................................................................................        (129)        (62)
                                                                                            -----------  ----------
  Net Increase (Decrease)..................................................................         (38)         52
                                                                                            ===========  ==========

                                                                                                     EQ/CORE
                                                                                                   BOND INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   351,240  $   335,647
  Net realized gain (loss) on investments..................................................     (58,321)     (49,529)
  Net change in unrealized appreciation (depreciation) of investments......................    (201,609)     350,677
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................      91,310      636,795
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,608,017    4,459,500
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,482,252)  (1,663,751)
  Redemptions for contract benefits and terminations.......................................  (3,857,904)  (3,388,888)
  Contract maintenance charges.............................................................      (1,057)      (1,504)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,733,196)    (594,643)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,641,886)      42,152
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  30,711,536   30,669,384
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $28,069,650  $30,711,536
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         417          636
  Redeemed.................................................................................        (664)        (693)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (247)         (57)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-24

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                               EQ/EQUITY 500 INDEX*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,859,967  $  1,500,263
  Net realized gain (loss) on investments..................................................   12,005,357    11,767,253
  Net change in unrealized appreciation (depreciation) of investments......................  (12,923,854)    1,334,022
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................      941,470    14,601,538
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   21,222,020    22,890,696
  Transfers between Variable Investment Options including guaranteed interest account, net.   (8,002,791)  (10,332,776)
  Redemptions for contract benefits and terminations.......................................  (12,578,393)   (8,552,331)
  Contract maintenance charges.............................................................      (11,725)      (14,615)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........      629,111     3,990,974
                                                                                            ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    1,570,581    18,592,512
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  131,294,532   112,702,020
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $132,865,113  $131,294,532
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................        1,276         1,455
  Redeemed.................................................................................       (1,219)       (1,198)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................           57           257
                                                                                            ============  ============

                                                                                             EQ/GAMCO MERGERS AND
                                                                                                 ACQUISITIONS*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (7,682) $   (7,731)
  Net realized gain (loss) on investments..................................................     84,722      91,127
  Net change in unrealized appreciation (depreciation) of investments......................    (39,374)    (61,658)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     37,666      21,738
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    536,891     723,605
  Transfers between Variable Investment Options including guaranteed interest account, net.    203,245    (869,991)
  Redemptions for contract benefits and terminations.......................................   (148,687)    (20,685)
  Contract maintenance charges.............................................................         --          --
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    591,449    (167,071)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    629,115    (145,333)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,400,785   1,546,118
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,029,900  $1,400,785
                                                                                            ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         85          76
  Redeemed.................................................................................        (34)        (91)
                                                                                            ----------  ----------
  Net Increase (Decrease)..................................................................         51         (15)
                                                                                            ==========  ==========

                                                                                              EQ/GAMCO SMALL COMPANY
                                                                                                      VALUE*
                                                                                            --------------------------
                                                                                                2015          2014
                                                                                            ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    104,645  $    (20,110)
  Net realized gain (loss) on investments..................................................    5,545,256     7,518,341
  Net change in unrealized appreciation (depreciation) of investments......................   (8,466,060)   (6,262,626)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from operations..........................   (2,816,159)    1,235,605
                                                                                            ------------  ------------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    4,364,176     9,380,613
  Transfers between Variable Investment Options including guaranteed interest account, net.   (5,616,700)  (14,223,974)
  Redemptions for contract benefits and terminations.......................................   (5,985,466)   (6,597,302)
  Contract maintenance charges.............................................................       (1,560)       (2,224)
                                                                                            ------------  ------------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (7,239,550)  (11,442,887)
                                                                                            ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (10,055,709)  (10,207,282)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   52,278,808    62,486,090
                                                                                            ------------  ------------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 42,223,099  $ 52,278,808
                                                                                            ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................          154           389
  Redeemed.................................................................................         (488)         (930)
                                                                                            ------------  ------------
  Net Increase (Decrease)..................................................................         (334)         (541)
                                                                                            ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   EQ/INVESCO
                                                                                                 COMSTOCK*(A)(B)
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   253,853  $   198,075
  Net realized gain (loss) on investments..................................................   1,062,620      855,362
  Net change in unrealized appreciation (depreciation) of investments......................  (2,234,996)    (645,288)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (918,523)     408,149
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,164,294      762,776
  Transfers between Variable Investment Options including guaranteed interest account, net.    (363,082)  14,985,891
  Redemptions for contract benefits and terminations.......................................  (2,062,519)  (1,327,439)
  Contract maintenance charges.............................................................         (72)         (41)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,261,379)  14,421,187
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,179,902)  14,829,336
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  14,829,336           --
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $12,649,434  $14,829,336
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         234        1,691
  Redeemed.................................................................................        (359)        (277)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (125)       1,414
                                                                                            ===========  ===========

                                                                                                EQ/JPMORGAN VALUE
                                                                                                 OPPORTUNITIES*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   132,851  $   286,802
  Net realized gain (loss) on investments..................................................   3,312,274    3,746,235
  Net change in unrealized appreciation (depreciation) of investments......................  (4,257,863)     366,160
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (812,738)   4,399,197
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   3,114,761    4,450,205
  Transfers between Variable Investment Options including guaranteed interest account, net.  (3,252,603)  (2,065,723)
  Redemptions for contract benefits and terminations.......................................  (3,162,959)  (3,570,745)
  Contract maintenance charges.............................................................        (223)        (295)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (3,301,024)  (1,186,558)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (4,113,762)   3,212,639
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  35,435,512   32,222,873
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $31,321,750  $35,435,512
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         257          397
  Redeemed.................................................................................        (460)        (478)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (203)         (81)
                                                                                            ===========  ===========

                                                                                               EQ/LARGE CAP GROWTH
                                                                                                     INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    77,632  $    82,649
  Net realized gain (loss) on investments..................................................   1,206,865    1,499,496
  Net change in unrealized appreciation (depreciation) of investments......................    (743,990)    (616,871)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................     540,507      965,274
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,192,199    4,675,262
  Transfers between Variable Investment Options including guaranteed interest account, net.    (324,714)   1,151,052
  Redemptions for contract benefits and terminations.......................................  (2,556,645)    (488,100)
  Contract maintenance charges.............................................................         (95)         (68)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,310,745    5,338,146
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..      20,684      (20,684)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   1,871,936    6,282,736
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,539,777    4,257,041
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $12,411,713  $10,539,777
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         483          628
  Redeemed.................................................................................        (391)        (226)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................          92          402
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
 * Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
(b)Units were made available on June 13, 2014.

                                    FSA-26

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              EQ/MFS INTERNATIONAL
                                                                                                    GROWTH*
                                                                                            -----------------------
                                                                                                2015        2014
                                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    26,245  $   37,772
  Net realized gain (loss) on investments..................................................    (144,486)    354,886
  Net change in unrealized appreciation (depreciation) of investments......................     (35,787)   (686,678)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (154,028)   (294,020)
                                                                                            -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,409,326   1,183,487
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,808,541)   (729,108)
  Redemptions for contract benefits and terminations.......................................    (281,137)   (403,418)
  Contract maintenance charges.............................................................         (47)        (66)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   2,319,601      50,895
                                                                                            -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   2,165,573    (243,125)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   5,005,356   5,248,481
                                                                                            -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,170,929  $5,005,356
                                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         659         236
  Redeemed.................................................................................        (465)       (233)
                                                                                            -----------  ----------
  Net Increase (Decrease)..................................................................         194           3
                                                                                            ===========  ==========

                                                                                                EQ/MID CAP INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   176,454  $   149,781
  Net realized gain (loss) on investments..................................................   1,882,954    2,454,503
  Net change in unrealized appreciation (depreciation) of investments......................  (3,015,361)    (438,791)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (955,953)   2,165,493
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   3,089,397    2,721,330
  Transfers between Variable Investment Options including guaranteed interest account, net.     604,135   (1,259,970)
  Redemptions for contract benefits and terminations.......................................  (2,235,593)  (2,024,158)
  Contract maintenance charges.............................................................        (108)        (111)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,457,831     (562,909)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     501,878    1,602,584
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  26,777,358   25,174,774
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $27,279,236  $26,777,358
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         358          283
  Redeemed.................................................................................        (270)        (321)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................          88          (38)
                                                                                            ===========  ===========

                                                                                                EQ/MORGAN STANLEY
                                                                                                 MID CAP GROWTH*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (182,855) $  (210,493)
  Net realized gain (loss) on investments..................................................   1,147,110    6,357,098
  Net change in unrealized appreciation (depreciation) of investments......................  (3,078,299)  (6,682,475)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (2,114,044)    (535,870)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   3,140,377    6,054,295
  Transfers between Variable Investment Options including guaranteed interest account, net.  (3,335,850)  (6,260,103)
  Redemptions for contract benefits and terminations.......................................  (3,699,892)  (4,194,748)
  Contract maintenance charges.............................................................      (1,177)      (1,512)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (3,896,542)  (4,402,068)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (6,010,586)  (4,937,938)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  39,424,620   44,362,558
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $33,414,034  $39,424,620
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         180          410
  Redeemed.................................................................................        (424)        (687)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (244)        (277)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-27

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                             EQ/SMALL COMPANY INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   155,670  $   133,514
  Net realized gain (loss) on investments..................................................   3,436,176    3,718,049
  Net change in unrealized appreciation (depreciation) of investments......................  (4,714,243)  (2,799,614)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (1,122,397)   1,051,949
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,247,215    5,203,521
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,896,499)  (4,961,499)
  Redemptions for contract benefits and terminations.......................................  (3,121,558)  (2,152,166)
  Contract maintenance charges.............................................................        (136)        (169)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,770,978)  (1,910,313)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,893,375)    (858,364)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  25,695,470   26,553,834
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $22,802,095  $25,695,470
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         327          340
  Redeemed.................................................................................        (425)        (458)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         (98)        (118)
                                                                                            ===========  ===========

                                                                                                EQ/T. ROWE PRICE
                                                                                                  GROWTH STOCK*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  (333,275) $  (311,522)
  Net realized gain (loss) on investments..................................................  12,524,057    7,510,348
  Net change in unrealized appreciation (depreciation) of investments......................  (5,954,968)  (2,124,905)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................   6,235,814    5,073,921
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  12,300,915    8,448,508
  Transfers between Variable Investment Options including guaranteed interest account, net.  (7,373,488)  (5,546,191)
  Redemptions for contract benefits and terminations.......................................  (8,103,601)  (6,718,137)
  Contract maintenance charges.............................................................      (5,704)      (7,617)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (3,181,878)  (3,823,437)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   3,053,936    1,250,484
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  65,036,900   63,786,416
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $68,090,836  $65,036,900
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         885          567
  Redeemed.................................................................................      (1,057)        (792)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (172)        (225)
                                                                                            ===========  ===========

                                                                                                 EQ/WELLS FARGO
                                                                                                  OMEGA GROWTH*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (30,675) $   (35,692)
  Net realized gain (loss) on investments..................................................     101,494      507,307
  Net change in unrealized appreciation (depreciation) of investments......................      24,495     (220,213)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................      95,314      251,402
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,297,069    2,616,223
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,806,368)  (3,728,251)
  Redemptions for contract benefits and terminations.......................................    (918,727)    (297,613)
  Contract maintenance charges.............................................................         (38)         (22)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (428,064)  (1,409,663)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (332,750)  (1,158,261)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   6,330,372    7,488,633
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 5,997,622  $ 6,330,372
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         266          283
  Redeemed.................................................................................        (294)        (384)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         (28)        (101)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-28

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                  MULTIMANAGER
                                                                                                   CORE BOND*
                                                                                            -----------------------
                                                                                                2015        2014
                                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   173,473  $  139,928
  Net realized gain (loss) on investments..................................................     (69,677)     (1,058)
  Net change in unrealized appreciation (depreciation) of investments......................    (140,324)     71,123
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (36,528)    209,993
                                                                                            -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,560,616   1,802,843
  Transfers between Variable Investment Options including guaranteed interest account, net.   1,099,893   2,832,054
  Redemptions for contract benefits and terminations.......................................  (1,309,531)   (835,595)
  Contract maintenance charges.............................................................         (44)        (39)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,350,934   3,799,263
                                                                                            -----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --       2,500
                                                                                            -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   1,314,406   4,011,756
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   8,861,474   4,849,718
                                                                                            -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $10,175,880  $8,861,474
                                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         629         692
  Redeemed.................................................................................        (498)       (311)
                                                                                            -----------  ----------
  Net Increase (Decrease)..................................................................         131         381
                                                                                            ===========  ==========

                                                                                                  MULTIMANAGER
                                                                                                  TECHNOLOGY*
                                                                                            -----------------------
                                                                                                2015        2014
                                                                                            -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (26,758) $  (13,928)
  Net realized gain (loss) on investments..................................................     395,159     606,693
  Net change in unrealized appreciation (depreciation) of investments......................     (29,196)   (228,724)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     339,205     364,041
                                                                                            -----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,108,625   3,041,050
  Transfers between Variable Investment Options including guaranteed interest account, net.  (1,901,463)  1,027,156
  Redemptions for contract benefits and terminations.......................................    (891,145)    (25,634)
  Contract maintenance charges.............................................................         (17)        (11)
                                                                                            -----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (684,000)  4,042,561
                                                                                            -----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..     (74,776)     74,776
                                                                                            -----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (419,571)  4,481,378
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   5,884,348   1,402,970
                                                                                            -----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 5,464,777  $5,884,348
                                                                                            ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         304         498
  Redeemed.................................................................................        (351)       (210)
                                                                                            -----------  ----------
  Net Increase (Decrease)..................................................................         (47)        288
                                                                                            ===========  ==========

                                                                                                   TARGET 2015
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   311,670  $   382,505
  Net realized gain (loss) on investments..................................................   1,203,915    7,339,825
  Net change in unrealized appreciation (depreciation) of investments......................  (2,216,619)  (6,532,283)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (701,034)   1,190,047
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,760,073    3,407,886
  Transfers between Variable Investment Options including guaranteed interest account, net.  (4,091,853)  (1,645,291)
  Redemptions for contract benefits and terminations.......................................  (5,431,382)  (6,175,515)
  Contract maintenance charges.............................................................      (1,336)      (2,103)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (6,764,498)  (4,415,023)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (7,465,532)  (3,224,976)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  41,209,428   44,434,404
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $33,743,896  $41,209,428
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         380          312
  Redeemed.................................................................................        (937)        (678)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................        (557)        (366)
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-29

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   TARGET 2025
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   616,348  $   622,936
  Net realized gain (loss) on investments..................................................   3,778,273    7,514,923
  Net change in unrealized appreciation (depreciation) of investments......................  (5,950,748)  (5,825,082)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................  (1,556,127)   2,312,777
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   6,072,675    6,841,743
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,983,986)  (3,529,373)
  Redemptions for contract benefits and terminations.......................................  (4,032,832)  (5,078,790)
  Contract maintenance charges.............................................................      (3,092)      (4,505)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (947,235)  (1,770,925)
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,503,362)     541,852
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  62,362,818   61,820,966
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $59,859,456  $62,362,818
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         707          549
  Redeemed.................................................................................        (796)        (692)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         (89)        (143)
                                                                                            ===========  ===========

                                                                                                   TARGET 2035
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   295,704  $   292,538
  Net realized gain (loss) on investments..................................................   1,713,072    3,614,098
  Net change in unrealized appreciation (depreciation) of investments......................  (2,681,909)  (2,790,639)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (673,133)   1,115,997
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   3,391,010    3,043,685
  Transfers between Variable Investment Options including guaranteed interest account, net.     677,180     (626,700)
  Redemptions for contract benefits and terminations.......................................  (2,557,921)  (1,447,947)
  Contract maintenance charges.............................................................      (2,427)      (3,192)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,507,842      965,846
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     834,709    2,081,843
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  27,646,372   25,564,529
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $28,481,081  $27,646,372
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         362          285
  Redeemed.................................................................................        (245)        (207)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................         117           78
                                                                                            ===========  ===========

                                                                                                   TARGET 2045
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   130,514  $   118,333
  Net realized gain (loss) on investments..................................................     494,772    2,228,289
  Net change in unrealized appreciation (depreciation) of investments......................    (928,074)  (1,824,025)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (302,788)     522,597
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,184,370    2,737,074
  Transfers between Variable Investment Options including guaranteed interest account, net.     214,025   (1,133,579)
  Redemptions for contract benefits and terminations.......................................  (1,352,150)  (1,092,541)
  Contract maintenance charges.............................................................      (2,237)      (2,530)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   1,044,008      508,424
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     741,220    1,031,021
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  11,312,811   10,281,790
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $12,054,031  $11,312,811
                                                                                            ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................         203          247
  Redeemed.................................................................................        (122)        (203)
                                                                                            -----------  -----------
  Net Increase (Decrease)..................................................................          81           44
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-30

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                             TARGET 2055
                                                                                            ALLOCATION*(C)
                                                                                            --------------
                                                                                                 2015
                                                                                            --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................................................    $  2,479
  Net realized gain (loss) on investments..................................................         831
  Net change in unrealized appreciation (depreciation) of investments......................       3,598
                                                                                               --------

  Net increase (decrease) in net assets resulting from operations..........................       6,908
                                                                                               --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      18,782
  Transfers between Variable Investment Options including guaranteed interest account, net.     144,965
  Contract maintenance charges.............................................................         (32)
                                                                                               --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     163,715
                                                                                               --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 206..           3
                                                                                               --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     170,626
                                                                                               --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................    $170,626
                                                                                               ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS K
  Issued...................................................................................          26
  Redeemed.................................................................................          (7)
                                                                                               --------
  Net Increase (Decrease)..................................................................          19
                                                                                               ========

-----------
The accompanying notes are an integral part of these financial statements.
 * Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(c)Units were made available on May 26, 2015.

                                    FSA-31

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 206 ("the Account") was established, and is maintained, under New York Insurance Law. The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:
      AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Conservative Allocation
   .   AXA Conservative-Plus Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-Plus Allocation
   .   Charter/SM/ Multi-Sector Bond
   .   Target 2015 Allocation
   .   Target 2025 Allocation
   .   Target 2035 Allocation
   .   Target 2045 Allocation
   .   Target 2055 Allocation

      EQ ADVISORS TRUST*
   .   All Asset Aggressive-Alt 25
   .   All Asset Growth-Alt 20
   .   All Asset Moderate Growth-Alt 15
   .   AXA Global Equity Managed Volatility
   .   AXA International Core Managed Volatility
   .   AXA Large Cap Growth Managed Volatility
   .   AXA Large Cap Value Managed Volatility
   .   AXA Mid Cap Value Managed Volatility
   .   AXA/AB Small Cap Growth/(1)/
   .   AXA/Templeton Global Equity Managed Volatility
   .   EQ/Boston Advisors Equity Income
   .   EQ/Core Bond Index
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers and Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Invesco Comstock
   .   EQ/JPMorgan Value Opportunities
   .   EQ/Large Cap Growth Index
   .   EQ/MFS International Growth
   .   EQ/Mid Cap Index
   .   EQ/Morgan Stanley Mid Cap Growth
   .   EQ/Small Company Index
   .   EQ/T. Rowe Price Growth Stock
   .   EQ/Wells Fargo Omega Growth
   .   Multimanager Core Bond
   .   Multimanager Technology

   ----------
  (1)Formerly known as EQ/AllianceBernstein Small Cap Growth.
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits for a deferred group annuity Contract ("Contract"), issued by AXA Equitable, including the Members Retirement Plan ("MRP"), Volume Submitter Plan and individually designed plans (collectively, the "ADA Program"). Through trusts ("Plan Trusts") maintained under the ADA Program, contributions are allocated into the Variable Investment Options available in the Account based on the terms of the Plan. The ADA Program provides members of the American Dental Association and their eligible employees retirement savings accumulation, on a tax-deferred basis.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) program expense charges, other expenses, direct operating expense charges accumulated in the account, and
   (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to program expense charges, other expenses and direct operating expense charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.


                                    FSA-32

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of the Portfolios less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account, primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the plans (but exclude amounts allocated to the Money Market Guarantee Account of Separate Account No. 43 ("Separate Account No. 43") and the General Account, and the Guaranteed Rate Accounts ("GRAs") of AXA Equitable and Principal Life Insurance Company ("Principal") reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

   Transfers between Variable Investment Options are amounts that participants have directed to be moved among Portfolios. Contractowners may also make permitted transfers to and from the Money Market Guarantee Account, and transfers to the GRAs. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditors rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the plans and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax, based on net income or realized and unrealized capital gains, is currently applicable to the plans participating in the Account, by reason of applicable provisions of the Internal Revenue Code, and no federal income tax payable by AXA Equitable is expected to affect the unit values of the plans participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax, which is attributable to the Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

                                    FSA-33

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Concluded)


   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2015 were as follows:

                                                 PURCHASES     SALES
                                                ----------- -----------
ALL ASSET AGGRESSIVE-ALT 25.................... $   440,859 $   206,125
ALL ASSET GROWTH-ALT 20........................     514,020     160,621
ALL ASSET MODERATE GROWTH-ALT 15...............     439,728     262,825
AXA AGGRESSIVE ALLOCATION......................   4,714,078   4,187,569
AXA CONSERVATIVE ALLOCATION....................   1,913,349     626,548
AXA CONSERVATIVE-PLUS ALLOCATION...............   4,550,221   6,649,460
AXA GLOBAL EQUITY MANAGED VOLATILITY...........   3,377,518   4,653,404
AXA INTERNATIONAL CORE MANAGED VOLATILITY......   3,335,900   5,724,168
AXA LARGE CAP GROWTH MANAGED VOLATILITY........   4,459,011   7,183,267
AXA LARGE CAP VALUE MANAGED VOLATILITY.........   1,543,045   3,951,714
AXA MID CAP VALUE MANAGED VOLATILITY...........   2,115,435   3,605,546
AXA MODERATE ALLOCATION........................  25,171,595  33,220,067
AXA MODERATE-PLUS ALLOCATION...................   7,884,368  11,244,823
AXA/AB SMALL CAP GROWTH........................  10,323,136   7,775,649
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY.   2,610,434   6,494,734
CHARTER/SM/ MULTI-SECTOR BOND..................   2,320,469   3,908,942
EQ/BOSTON ADVISORS EQUITY INCOME...............   1,756,902   1,829,281
EQ/CORE BOND INDEX.............................   5,095,994   7,479,916
EQ/EQUITY 500 INDEX............................  25,925,434  21,038,509
EQ/GAMCO MERGERS AND ACQUISITIONS..............   1,074,464     399,238
EQ/GAMCO SMALL COMPANY VALUE...................   6,030,404  10,856,695
EQ/INVESCO COMSTOCK............................   2,717,250   3,726,124
EQ/JPMORGAN VALUE OPPORTUNITIES................   4,465,499   7,636,361
EQ/LARGE CAP GROWTH INDEX......................   8,340,058   5,881,828
EQ/MFS INTERNATIONAL GROWTH....................   7,852,394   5,396,057
EQ/MID CAP INDEX...............................   6,065,371   4,431,348
EQ/MORGAN STANLEY MID CAP GROWTH...............   3,861,057   7,060,450
EQ/SMALL COMPANY INDEX.........................   8,001,792   7,697,983
EQ/T. ROWE PRICE GROWTH STOCK..................  19,761,354  20,857,607
EQ/WELLS FARGO OMEGA GROWTH....................   4,206,626   4,254,302
MULTIMANAGER CORE BOND.........................   6,631,453   5,106,615
MULTIMANAGER TECHNOLOGY........................   4,974,978   5,348,181
TARGET 2015 ALLOCATION.........................   5,588,736  11,611,417
TARGET 2025 ALLOCATION.........................  10,773,218  10,269,825
TARGET 2035 ALLOCATION.........................   5,547,902   3,283,600
TARGET 2045 ALLOCATION.........................   3,009,842   1,630,530
TARGET 2055 ALLOCATION.........................     237,936      71,501

                                    FSA-34

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015


5. Expenses and Related Party Transactions

   Class K shares are not subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Directors and adopted by the applicable Trusts. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its designated share in respect of activities primarily intended to result in the sale of designated shares. All classes of shares issued by the Trusts are subject to fees for investment management and advisory services, and other Portfolio expenses. Since these fees are reflected in the net asset values of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of the Trusts. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios. FMG LLC either oversees the activities of the investment advisors with respect to the Portfolios, and is responsible for retaining or discontinuing the services of those advisors, or is directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.22% to a high of 1.06% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the Portfolios, including the fees to the advisors of each Portfolio. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as investment advisor for a number of Portfolios in the Trusts, including AXA/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Small Company Index, as well as a portion of AXA Large Cap Value Managed Volatility. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Certain other expenses are charged directly to the Variable Investment Options. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial account costs, outside auditing and legal expenses, and other cost related to the ADA Program ("direct operating expenses").

   AXA Equitable is the distributor of the MRP Group Annuity Contract. While AXA Equitable does not receive any commissions based upon the units outstanding in the Account, AXA Equitable employees receive incentive compensation, based upon sales and first year contribution amounts, for performing marketing and service functions for the MRP Group Annuity Contract.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganizations

   In 2015, there were no reorganizations within the Variable Investment Options of the Account.

   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2014 were treated as mergers.

-------------------------------------------------------------------------
                          REMOVED PORTFOLIO         SURVIVING PORTFOLIO
-------------------------------------------------------------------------
 JUNE 13, 2014            EQ/DAVIS NEW YORK VENTURE EQ/INVESCO COMSTOCK
-------------------------------------------------------------------------
Shares -- Class K           1,083,131                 1,015,395
Value -- Class K          $     13.87               $     14.79
Net Assets Before Merger  $15,019,255               $        --
Net Assets After Merger   $        --               $15,019,255
Unrealized Gain           $ 4,424,706
-------------------------------------------------------------------------

7. Contractowner Charges

   The following table outlines charges and expenses that result in deductions from the assets in the Plan Trusts and Plans, or liquidations of fund value. Charges and expenses based on the value of assets in the Plan Trusts and Plans generally reduce the unit values of the Portfolios, or rates credited to the guaranteed options. Other Plan Trusts and Plan expenses reduce the number of units in the Portfolios, or dollars in the

                                    FSA-35

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Contractowner Charges (Concluded)

   guaranteed options. Generally, charges and expenses that reduce account values, or units held in the Portfolios, reimburse AXA Equitable for the cost of maintaining and administering the Plan Trusts and Plans and Portfolios.

                                          WHEN CHARGE
             CHARGES                      IS DEDUCTED               AMOUNT DEDUCTED              HOW DEDUCTED
              -------                     -----------               ---------------               ------------

Program expense charge              Daily                    12 month periods beginning     Deducted from the net
                                                             May 1, 2015 and 2014 - 0.48%   unit value based on the
                                                             (maximum 1.00%)                value of assets in the
                                                                                            Plan Trusts

Direct operating expense charge     Daily                    12 month periods beginning     Deducted from the net
                                                             May 1, 2015 and 2014 - 0.01%   unit value based on the
                                                                                            value of the assets in
                                                                                            the Plan Trusts

Record maintenance and report fee   Quarterly                Members Retirement Plan and    Unit liquidation of
                                                             Volume Submitter Plan - $3     account value or dollar
                                                             Investment Only - $1           liquidation in the
                                                                                            guaranteed options

Enrollment Fee                      Upon enrollment          $25                            Paid by employer

Annuity administrative charge       Upon purchase of an      $350                           Deducted from the
                                    annuity payout option                                   amount used to
                                                                                            purchase an annuity
                                                                                            payout option

State premium and other applicable  Upon payment of premium  Varies by state and ranges     Deducted from the
taxes                                                        from 0.00% to 1.00%            amount applied to
                                                                                            provide an annuity
                                                                                            payout option

8. Financial Highlights

   Shown below is accumulation unit value information for units outstanding at the period indicated.

                                                           YEARS ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                                        ACCUMULATION
                                  CONTRACT            UNITS OUTSTANDING UNIT VALUES    INVESTMENT     TOTAL
                                  CHARGES* UNIT VALUE     (000'S)+        (000'S)+   INCOME RATIO** RETURN***
                                  -------- ---------- ----------------- ------------ -------------- ---------
ALL ASSET AGGRESSIVE-ALT 25
2015.............................   0.49%    $11.49           117         $ 1,348         1.04%       (4.65)%
2014.............................   0.49%    $12.05           100         $ 1,210         1.90%        2.03%
2013.............................   0.50%    $11.81            57         $   672         3.33%       17.75%
2012(b)..........................   0.52%    $10.03            --         $    --         0.00%        6.03%
ALL ASSET GROWTH-ALT 20
2015.............................   0.49%    $11.19           106         $ 1,190         1.27%       (4.11)%
2014.............................   0.49%    $11.67            80         $   931         1.96%        2.10%
2013.............................   0.50%    $11.43            59         $   673         2.82%       13.84%
2012(b)..........................   0.52%    $10.04             4         $    42         4.56%        5.02%
ALL ASSET MODERATE GROWTH-ALT 15
2015.............................   0.49%    $10.90           108         $ 1,178         1.17%       (3.88)%
2014.............................   0.49%    $11.34            94         $ 1,066         1.90%        2.16%
2013.............................   0.50%    $11.10           106         $ 1,172         2.46%       10.89%
2012(b)..........................   0.52%    $10.01            34         $   345         1.58%        4.05%
AXA AGGRESSIVE ALLOCATION
2015.............................   0.49%    $12.64         2,534         $32,013         1.15%       (1.94)%
2014.............................   0.49%    $12.89         2,677         $34,511         1.82%        4.46%
2013.............................   0.50%    $12.34         2,776         $34,259         2.81%       26.05%
2012.............................   0.52%    $ 9.79         2,822         $27,615         1.11%       13.97%
2011(a)..........................   0.50%    $ 8.59         3,018         $25,929         1.48%       (7.73)%

                                    FSA-36

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Financial Highlights (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------
                                                                                 ACCUMULATION
                                           CONTRACT            UNITS OUTSTANDING UNIT VALUES    INVESTMENT     TOTAL
                                           CHARGES* UNIT VALUE     (000'S)+        (000'S)+   INCOME RATIO** RETURN***
                                           -------- ---------- ----------------- ------------ -------------- ---------
AXA CONSERVATIVE ALLOCATION
2015......................................   0.49%    $10.59           344         $  3,645        1.23%       (0.47)%
2014......................................   0.49%    $10.64           232         $  2,472        1.67%        2.41%
2013......................................   0.50%    $10.39            97         $  1,004        2.17%        4.00%
2012(b)...................................   0.52%    $ 9.99            --         $      4        1.88%        1.22%
AXA CONSERVATIVE-PLUS ALLOCATION
2015......................................   0.49%    $12.09         3,036         $ 36,712        1.00%       (0.90)%
2014......................................   0.49%    $12.20         3,336         $ 40,695        1.24%        2.95%
2013......................................   0.50%    $11.85         3,460         $ 41,014        1.63%        9.93%
2012......................................   0.52%    $10.78         3,609         $ 38,910        1.07%        7.05%
2011(a)...................................   0.50%    $10.07         3,696         $ 37,206        1.77%       (0.89)%
AXA GLOBAL EQUITY MANAGED VOLATILITY
2015......................................   0.49%    $ 9.56         2,987         $ 28,547        1.13%       (1.95)%
2014......................................   0.49%    $ 9.75         3,136         $ 30,568        1.17%        1.46%
2013......................................   0.50%    $ 9.61         3,478         $ 33,418        1.06%       20.13%
2012......................................   0.52%    $ 8.00         3,798         $ 30,393        1.66%       16.62%
2011(a)...................................   0.50%    $ 6.86         4,112         $ 28,206        1.89%      (12.50)%
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2015......................................   0.49%    $ 8.24         3,365         $ 27,712        0.06%       (4.52)%
2014......................................   0.49%    $ 8.63         3,622         $ 31,257        1.48%       (6.50)%
2013......................................   0.50%    $ 9.23         3,964         $ 36,570        1.12%       17.28%
2012......................................   0.52%    $ 7.87         4,257         $ 33,506        1.72%       16.08%
2011(a)...................................   0.50%    $ 6.78         4,546         $ 30,846        2.85%      (17.22)%
AXA LARGE CAP GROWTH MANAGED VOLATILITY
2015......................................   0.49%    $17.40         2,387         $ 41,525        0.52%        3.82%
2014......................................   0.49%    $16.76         2,650         $ 44,413        0.45%       10.77%
2013......................................   0.50%    $15.13         2,867         $ 43,366        0.44%       35.09%
2012......................................   0.52%    $11.20         3,131         $ 35,077        0.79%       13.48%
2011(a)...................................   0.50%    $ 9.87         3,539         $ 34,947        0.62%       (3.80)%
AXA LARGE CAP VALUE MANAGED VOLATILITY
2015......................................   0.49%    $12.89           892         $ 11,503        1.69%       (4.31)%
2014......................................   0.49%    $13.47         1,084         $ 14,592        1.76%       11.97%
2013......................................   0.50%    $12.03         1,029         $ 12,377        1.37%       32.20%
2012......................................   0.52%    $ 9.10         1,013         $  9,222        1.73%       15.48%
2011(a)...................................   0.50%    $ 7.88         1,170         $  9,217        1.35%       (5.17)%
AXA MID CAP VALUE MANAGED VOLATILITY
2015......................................   0.49%    $16.01           992         $ 15,885        0.95%       (3.79)%
2014......................................   0.49%    $16.64         1,087         $ 18,088        0.89%       10.64%
2013......................................   0.50%    $15.04         1,035         $ 15,568        0.79%       32.74%
2012......................................   0.52%    $11.33         1,007         $ 11,416        1.52%       18.27%
2011(a)...................................   0.50%    $ 9.58         1,028         $  9,845        1.10%       (9.54)%
AXA MODERATE ALLOCATION
2015......................................   0.49%    $12.05        23,765         $286,260        1.04%       (1.07)%
2014......................................   0.49%    $12.18        25,434         $309,828        1.33%        2.78%
2013......................................   0.50%    $11.85        26,805         $317,683        1.84%       12.86%
2012......................................   0.52%    $10.50        28,403         $298,375        1.02%        8.47%
2011(a)...................................   0.50%    $ 9.68        30,355         $293,832        1.71%       (2.62)%
AXA MODERATE-PLUS ALLOCATION
2015......................................   0.49%    $12.46         6,168         $ 76,875        1.10%       (1.58)%
2014......................................   0.49%    $12.66         6,767         $ 85,643        1.54%        3.52%
2013......................................   0.50%    $12.23         7,119         $ 87,028        2.35%       19.55%
2012......................................   0.52%    $10.23         7,385         $ 75,564        1.04%       11.20%
2011(a)...................................   0.50%    $ 9.20         7,783         $ 71,591        1.59%       (5.15)%

                                    FSA-37

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                                                      ACCUMULATION
                                                CONTRACT            UNITS OUTSTANDING UNIT VALUES    INVESTMENT     TOTAL
                                                CHARGES* UNIT VALUE     (000'S)+        (000'S)+   INCOME RATIO** RETURN***
                                                -------- ---------- ----------------- ------------ -------------- ---------
AXA/AB SMALL CAP GROWTH
2015...........................................   0.49%    $17.94         2,273         $ 40,782        0.28%       (3.13)%
2014...........................................   0.49%    $18.52         2,375         $ 43,997        0.00%        3.35%
2013...........................................   0.50%    $17.92         2,789         $ 49,985        0.32%       37.74%
2012...........................................   0.52%    $13.01         3,104         $ 40,372        0.47%       15.34%
2011(a)........................................   0.50%    $11.28         3,176         $ 35,833        0.00%       (0.88)%
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY
2015...........................................   0.49%    $12.29         2,696         $ 33,140        0.24%       (2.92)%
2014...........................................   0.49%    $12.66         2,989         $ 37,826        1.60%        0.88%
2013...........................................   0.50%    $12.55         3,068         $ 38,505        1.07%       26.64%
2012...........................................   0.52%    $ 9.91         3,122         $ 30,948        1.59%       18.97%
2011(a)........................................   0.50%    $ 8.33         3,219         $ 26,806        1.96%       (8.46)%
CHARTER/SM/ MULTI-SECTOR BOND
2015...........................................   0.49%    $ 9.95         1,567         $ 15,586        1.72%       (0.90)%
2014...........................................   0.49%    $10.04         1,745         $ 17,513        2.88%        2.45%
2013...........................................   0.50%    $ 9.80         1,793         $ 17,568        3.64%       (1.21)%
2012...........................................   0.52%    $ 9.92         2,121         $ 21,042        2.75%        4.97%
2011(a)........................................   0.50%    $ 9.45         1,726         $ 16,300        4.60%        4.88%
EQ/BOSTON ADVISORS EQUITY INCOME
2015...........................................   0.49%    $13.94           333         $  4,644        1.75%       (1.97)%
2014...........................................   0.49%    $14.22           371         $  5,273        1.92%        8.47%
2013...........................................   0.50%    $13.11           319         $  4,178        2.68%       31.36%
2012(b)........................................   0.52%    $ 9.98            69         $    684        2.29%        6.74%
EQ/CORE BOND INDEX
2015...........................................   0.49%    $10.97         2,557         $ 28,066        1.67%        0.18%
2014...........................................   0.49%    $10.95         2,804         $ 30,709        1.62%        2.15%
2013...........................................   0.50%    $10.72         2,861         $ 30,666        1.29%       (1.83)%
2012...........................................   0.52%    $10.92         3,638         $ 39,736        1.74%        2.92%
2011(a)........................................   0.50%    $10.61         3,472         $ 36,857        2.34%        4.53%
EQ/EQUITY 500 INDEX
2015...........................................   0.49%    $16.57         8,015         $132,832        1.88%        0.49%
2014...........................................   0.49%    $16.49         7,958         $131,246        1.75%       12.71%
2013...........................................   0.50%    $14.63         7,701         $112,678        1.79%       31.21%
2012...........................................   0.52%    $11.15         7,595         $ 84,721        1.93%       14.83%
2011(a)........................................   0.50%    $ 9.71         7,960         $ 77,257        1.72%        1.36%
EQ/GAMCO MERGERS AND ACQUISITIONS
2015...........................................   0.49%    $11.65           174         $  2,030        0.00%        2.46%
2014...........................................   0.49%    $11.37           123         $  1,401        0.00%        1.34%
2013...........................................   0.50%    $11.22           138         $  1,546        0.80%       10.76%
2012(b)........................................   0.52%    $10.13            37         $    377        0.00%        3.16%
EQ/GAMCO SMALL COMPANY VALUE
2015...........................................   0.49%    $20.81         2,029         $ 42,223        0.70%       (5.92)%
2014...........................................   0.49%    $22.12         2,363         $ 52,276        0.46%        2.84%
2013...........................................   0.50%    $21.51         2,904         $ 62,480        0.61%       38.68%
2012...........................................   0.52%    $15.51         2,478         $ 38,417        1.48%       17.59%
2011(a)........................................   0.50%    $13.19         2,552         $ 33,658        0.28%       (3.72)%
EQ/INVESCO COMSTOCK(D)
2015...........................................   0.49%    $ 9.81         1,289         $ 12,647        2.27%       (6.39)%
2014(c ).......................................   0.49%    $10.48         1,414         $ 14,826        1.63%        2.95%
EQ/JPMORGAN VALUE OPPORTUNITIES
2015...........................................   0.49%    $15.91         1,968         $ 31,314        0.88%       (2.51)%
2014...........................................   0.49%    $16.32         2,171         $ 35,428        1.36%       14.13%
2013...........................................   0.50%    $14.30         2,252         $ 32,217        2.32%       35.42%
2012...........................................   0.52%    $10.56         2,247         $ 23,730        1.25%       15.79%
2011(a)........................................   0.50%    $ 9.12         2,310         $ 21,069        1.30%       (5.49)%

                                    FSA-38

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Financial Highlights (Continued)

                                                           YEARS ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                                        ACCUMULATION
                                  CONTRACT            UNITS OUTSTANDING UNIT VALUES    INVESTMENT     TOTAL
                                  CHARGES* UNIT VALUE     (000'S)+        (000'S)+   INCOME RATIO** RETURN***
                                  -------- ---------- ----------------- ------------ -------------- ---------
EQ/LARGE CAP GROWTH INDEX
2015.............................   0.49%    $15.04           825         $12,410         1.10%        4.59%
2014.............................   0.49%    $14.38           733         $10,539         1.62%       11.99%
2013.............................   0.50%    $12.84           331         $ 4,257         1.75%       32.10%
2012(b)..........................   0.52%    $ 9.72            83         $   805         1.63%        5.19%
EQ/MFS INTERNATIONAL GROWTH
2015.............................   0.49%    $11.17           642         $ 7,171         0.85%       (0.09)%
2014.............................   0.49%    $11.18           448         $ 5,005         1.23%       (5.17)%
2013.............................   0.50%    $11.79           445         $ 5,248         1.53%       13.37%
2012(b)..........................   0.52%    $10.40            94         $   973         1.62%        7.88%
EQ/MID CAP INDEX
2015.............................   0.49%    $15.15         1,800         $27,273         1.10%       (3.13)%
2014.............................   0.49%    $15.64         1,712         $26,771         1.07%        8.76%
2013.............................   0.50%    $14.38         1,750         $25,168         1.05%       32.17%
2012.............................   0.52%    $10.88         1,605         $17,450         1.20%       16.86%
2011(a)..........................   0.50%    $ 9.31         1,716         $15,984         0.87%       (2.62)%
EQ/MORGAN STANLEY MID CAP GROWTH
2015.............................   0.49%    $15.39         2,170         $33,407         0.00%       (5.76)%
2014.............................   0.49%    $16.33         2,414         $39,417         0.00%       (0.91)%
2013.............................   0.50%    $16.48         2,691         $44,353         0.00%       38.14%
2012.............................   0.52%    $11.93         2,946         $35,144         0.66%        8.45%
2011(a)..........................   0.50%    $11.00         3,239         $35,620         0.24%       (7.87)%
EQ/SMALL COMPANY INDEX
2015.............................   0.49%    $16.81         1,356         $22,797         1.10%       (4.87)%
2014.............................   0.49%    $17.67         1,454         $25,684         1.01%        4.62%
2013.............................   0.50%    $16.89         1,572         $26,547         1.28%       37.09%
2012.............................   0.52%    $12.32         1,518         $18,709         1.77%       15.25%
2011(a)..........................   0.50%    $10.69         1,592         $17,018         0.91%       (4.21)%
EQ/T. ROWE PRICE GROWTH STOCK
2015.............................   0.49%    $19.96         3,411         $68,072         0.00%        9.97%
2014.............................   0.49%    $18.15         3,583         $65,024         0.00%        8.36%
2013.............................   0.50%    $16.75         3,808         $63,775         0.00%       37.63%
2012.............................   0.52%    $12.17         4,079         $49,651         0.00%       18.62%
2011(a)..........................   0.50%    $10.26         3,803         $39,024         0.00%       (2.19)%
EQ/WELLS FARGO OMEGA GROWTH
2015.............................   0.49%    $14.30           419         $ 5,997         0.00%        1.06%
2014.............................   0.49%    $14.15           447         $ 6,330         0.00%        3.51%
2013.............................   0.50%    $13.67           548         $ 7,488         0.00%       38.78%
2012(b)..........................   0.52%    $ 9.85           144         $ 1,416         0.46%        7.42%
MULTIMANAGER CORE BOND
2015.............................   0.49%    $10.08         1,009         $10,175         2.17%       (0.20)%
2014.............................   0.49%    $10.10           878         $ 8,861         2.40%        3.59%
2013.............................   0.50%    $ 9.75           497         $ 4,843         1.81%       (2.69)%
2012(b)..........................   0.52%    $10.02           233         $ 2,339         0.58%       (0.10)%
MULTIMANAGER TECHNOLOGY
2015.............................   0.49%    $15.65           349         $ 5,463         0.00%        5.96%
2014.............................   0.49%    $14.77           396         $ 5,845         0.00%       13.27%
2013.............................   0.50%    $13.04           108         $ 1,403         0.00%       35.83%
2012(b)..........................   0.52%    $ 9.60             2         $    15         0.00%        6.31%
TARGET 2015 ALLOCATION
2015.............................   0.49%    $11.82         2,854         $33,738         1.30%       (2.15)%
2014.............................   0.49%    $12.08         3,411         $41,203         1.37%        2.72%
2013.............................   0.50%    $11.76         3,777         $44,428         1.56%       13.73%
2012.............................   0.52%    $10.34         4,006         $41,414         1.53%       10.59%
2011(a)..........................   0.50%    $ 9.35         4,540         $42,442         1.76%       (3.01)%

                                    FSA-39

SEPARATE ACCOUNT NO. 206
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2015

8. Financial Highlights (Concluded)

                                                 YEARS ENDED DECEMBER 31,
                        -------------------------------------------------------------------------
                                                              ACCUMULATION
                        CONTRACT            UNITS OUTSTANDING UNIT VALUES    INVESTMENT     TOTAL
                        CHARGES* UNIT VALUE     (000'S)+        (000'S)+   INCOME RATIO** RETURN***
                        -------- ---------- ----------------- ------------ -------------- ---------
TARGET 2025 ALLOCATION
2015...................   0.49%    $12.24         4,888         $59,850         1.47%       (2.31)%
2014...................   0.49%    $12.53         4,977         $62,353         1.47%        3.81%
2013...................   0.50%    $12.07         5,120         $61,812         1.61%       18.80%
2012...................   0.52%    $10.16         4,886         $49,655         1.64%       12.51%
2011(a)................   0.50%    $ 9.03         4,845         $43,740         1.58%       (4.14)%
TARGET 2035 ALLOCATION
2015...................   0.49%    $12.48         2,282         $28,477         1.48%       (2.27)%
2014...................   0.49%    $12.77         2,165         $27,642         1.57%        4.24%
2013...................   0.50%    $12.25         2,087         $25,561         1.60%       22.01%
2012...................   0.52%    $10.04         1,967         $19,755         1.71%       13.83%
2011(a)................   0.50%    $ 8.82         1,919         $16,931         1.54%       (4.96)%
TARGET 2045 ALLOCATION
2015...................   0.49%    $12.50           964         $12,053         1.55%       (2.42)%
2014...................   0.49%    $12.81           883         $11,312         1.54%        4.49%
2013...................   0.50%    $12.26           839         $10,281         1.70%       24.97%
2012...................   0.52%    $ 9.81           716         $ 7,026         1.77%       15.01%
2011(a)................   0.50%    $ 8.53           646         $ 5,509         1.57%       (5.75)%
TARGET 2055 ALLOCATION
2015(e)................   0.49%    $ 9.21            19         $   171         3.53%       (6.88)%

-----------
(a)Returns for Class K units prior to this period are derived from the historical performance of Class A units. Class K units are not subject to 12b-1 fees.
(b)Units were made available on November 15, 2012.
(c)Units were made available on June 13, 2014.
(d)EQ/Invesco Comstock replaced EQ/Davis New York Venture due to a fund merger on June 13, 2014.
(e)Units were made available on May 26, 2015.
  * This ratio represents the annual contract expenses, consisting of program, direct operating and other expenses for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. The contract charge rate was unchanged and decrease from 0.50% to 0.49% on May 1, 2015 and May 1, 2014 respectively.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  + Variable Investment Options where Units Outstanding and Accumulation Unit Values are less than 500 and $500, respectively are denoted by a --.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2015 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-40

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm......................................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2015 and 2014....................................... F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2015, 2014 and 2013...... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2015, 2014
   and 2013..................................................................................... F-4
  Consolidated Statements of Equity, Years Ended December 31, 2015, 2014 and 2013............... F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2015, 2014 and 2013........... F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization....................................................................... F-8
   Note 2 -- Significant Accounting Policies.................................................... F-8
   Note 3 -- Investments........................................................................ F-21
   Note 4 -- Goodwill and Other Intangible Assets............................................... F-38
   Note 5 -- Closed Block....................................................................... F-39
   Note 6 -- Contractholder Bonus Interest Credits.............................................. F-40
   Note 7 -- Fair Value Disclosures............................................................. F-41
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features........... F-52
   Note 9 -- Reinsurance Agreements............................................................. F-56
   Note 10 -- Short-Term and Long-Term Debt..................................................... F-57
   Note 11 -- Related Party Transactions........................................................ F-58
   Note 12 -- Employee Benefit Plans............................................................ F-60
   Note 13 -- Share-Based and Other Compensation Programs....................................... F-64
   Note 14 -- Income Taxes...................................................................... F-70
   Note 15 -- Accumulated Other Comprehensive Income (Loss)..................................... F-72
   Note 16 -- Commitments and Contingent Liabilities............................................ F-73
   Note 17 -- Litigation........................................................................ F-74
   Note 18 -- Insurance Group Statutory Financial Information................................... F-76
   Note 19 -- Business Segment Information...................................................... F-77
   Note 20 -- Quarterly Results of Operations (Unaudited)....................................... F-77

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 18, 2016

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2015 AND 2014

                                                      2015       2014
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $31,201 and 30,795)... $   31,893 $   33,034
  Mortgage loans on real estate (net of valuation
   allowances of $6 and $37)......................      7,171      6,463
  Policy loans....................................      3,393      3,408
  Other equity investments........................      1,477      1,757
  Trading securities, at fair value...............      6,805      5,143
  Other invested assets...........................      1,788      1,978
                                                   ---------- ----------
   Total investments..............................     52,527     51,783
Cash and cash equivalents.........................      3,028      2,716
Cash and securities segregated, at fair value.....        565        476
Broker-dealer related receivables.................      1,971      1,899
Securities purchased under agreements to resell...         79         --
Deferred policy acquisition costs.................      4,469      4,271
Goodwill and other intangible assets, net.........      3,733      3,762
Amounts due from reinsurers.......................      4,466      4,051
Loans to affiliates...............................      1,087      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,570     10,711
Other assets......................................      4,634      4,190
Separate Accounts' assets.........................    107,497    111,059
                                                   ---------- ----------

TOTAL ASSETS...................................... $  194,626 $  196,005
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   33,033 $   31,848
Future policy benefits and other policyholders
  liabilities.....................................     24,531     23,484
Broker-dealer related payables....................        404        551
Securities sold under agreements to repurchase....      1,890        950
Customers related payables........................      1,715      1,501
Amounts due to reinsurers.........................        131         74
Short-term debt...................................        584        689
Current and deferred income taxes.................      4,647      4,785
Other liabilities.................................      2,586      2,939
Separate Accounts' liabilities....................    107,497    111,059
                                                   ---------- ----------
   Total liabilities..............................    177,018    177,880
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $       13 $       17
                                                   ---------- ----------

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,321      5,957
  Retained earnings...............................      8,958      8,809
  Accumulated other comprehensive income (loss)...        228        351
                                                   ---------- ----------
   Total AXA Equitable's equity...................     14,509     15,119
                                                   ---------- ----------
Noncontrolling interest...........................      3,086      2,989
                                                   ---------- ----------
   Total equity...................................     17,595     18,108
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  194,626 $  196,005
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                           2015      2014      2013
                                                         --------  --------  --------
                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................ $  3,574  $  3,475  $  3,546
Premiums................................................      488       514       496
Net investment income (loss):
  Investment income (loss) from derivative instruments..      (81)    1,605    (2,866)
  Other investment income (loss)........................    2,057     2,210     2,237
                                                         --------  --------  --------
   Total net investment income (loss)...................    1,976     3,815      (629)
                                                         --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..........      (41)      (72)      (81)
  Portion of loss recognized in other comprehensive
   income (loss)........................................       --        --        15
                                                         --------  --------  --------
   Net impairment losses recognized.....................      (41)      (72)      (66)
  Other investment gains (losses), net..................       21        14       (33)
                                                         --------  --------  --------
     Total investment gains (losses), net...............      (20)      (58)      (99)
                                                         --------  --------  --------
Commissions, fees and other income......................    3,942     3,930     3,823
Increase (decrease) in the fair value of the
  reinsurance contract asset............................     (141)    3,964    (4,297)
                                                         --------  --------  --------
     Total revenues.....................................    9,819    15,640     2,840
                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................    2,799     3,708     1,691
Interest credited to policyholders' account balances....      978     1,186     1,373
Compensation and benefits...............................    1,783     1,739     1,743
Commissions.............................................    1,111     1,147     1,160
Distribution related payments...........................      394       413       423
Amortization of deferred sales commissions..............       49        42        41
Interest expense........................................       20        53        88
Amortization of deferred policy acquisition costs.......      284       215       580
Capitalization of deferred policy acquisition costs.....     (615)     (628)     (655)
Rent expense............................................      165       163       169
Amortization of other intangible assets.................       28        27        24
Other operating costs and expenses......................    1,173     1,460     1,512
                                                         --------  --------  --------
     Total benefits and other deductions................    8,169     9,525     8,149
                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes....    1,650     6,115  $ (5,309)
Income tax (expense) benefit............................     (186)   (1,695)    2,073
                                                         --------  --------  --------

Net earnings (loss).....................................    1,464     4,420    (3,236)
  Less: net (earnings) loss attributable to the
   noncontrolling interest..............................     (403)     (387)     (337)
                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....... $  1,061  $  4,033  $ (3,573)
                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................... $   1,464  $   4,420  $  (3,236)
                                                   ---------  ---------  ---------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........       (25)       (21)       (12)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................      (881)       969     (1,199)
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........        (4)       (23)       299
                                                   ---------  ---------  ---------
Total other comprehensive income (loss), net of
  income taxes....................................      (910)       925       (912)
                                                   ---------  ---------  ---------

Comprehensive income (loss).......................       554      5,345     (4,148)

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................      (388)      (358)      (345)
                                                   ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $     166  $   4,987  $  (4,493)
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,957      5,934      5,992
  Deferred tax on dividend of AB Units............       (35)       (26)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................       137         --         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................      (772)        --         --
  Changes in capital in excess of par value.......        34         49        (58)
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,321      5,957      5,934
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     8,809      5,205      9,125
  Net earnings (loss).............................     1,061      4,033     (3,573)
  Stockholder dividends...........................      (912)      (429)      (347)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     8,958      8,809      5,205
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       351       (603)       317
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................       772         --         --
  Other comprehensive income (loss)...............      (895)       954       (920)
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................       228        351       (603)
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    14,509     15,119     10,538
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     2,989      2,903      2,494
  Repurchase of AB Holding units..................      (154)       (62)       (76)
  Net earnings (loss) attributable to
   noncontrolling interest........................       403        387        337
  Dividends paid to noncontrolling interest.......      (414)      (401)      (306)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................       145         48        113
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (15)       (29)         8
  Other changes in noncontrolling interest........       132        143        333
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,086      2,989      2,903
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  17,595  $  18,108  $  13,441
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                            2015       2014       2013
                                                         ---------  ---------  ---------
                                                                  (IN MILLIONS)
Net earnings (loss)..................................... $   1,464  $   4,420  $  (3,236)
  Adjustments to reconcile net earnings (loss) to net
  cash provided by operating activities:
   Interest credited to policyholders' account
     balances...........................................       978      1,186      1,373
   Universal life and investment-type product policy
     fee income.........................................    (3,574)    (3,475)    (3,546)
   Net change in broker-dealer and customer related
     receivables/payables...............................       (38)      (525)      (740)
   (Income) loss related to derivative instruments......        81     (1,605)     2,866
   Change in reinsurance recoverable with affiliate.....      (581)      (128)      (176)
   Investment (gains) losses, net.......................        20         58         99
   Change in segregated cash and securities, net........       (89)       505        571
   Change in deferred policy acquisition costs..........      (331)      (413)       (74)
   Change in future policy benefits.....................       961      1,647       (384)
   Change in current and deferred income taxes..........       258      1,448     (1,754)
   Real estate related write-off charges................        --         25         56
   Change in accounts payable and accrued expenses......        38       (259)        33
   Change in the fair value of the reinsurance
     contract asset.....................................       141     (3,964)     4,297
   Contribution to pension plans........................        --         (6)        --
   Amortization of deferred compensation................       172        171        159
   Amortization of deferred sales commission............        49         42         41
   Amortization of reinsurance cost.....................        39        302        302
   Other depreciation and amortization..................       (18)        44        122
   Amortization of other intangibles....................        28         27         24
   Other, net...........................................       116       (117)       128
                                                         ---------  ---------  ---------

  Net cash provided by (used in) operating activities...      (286)      (617)       161
                                                         ---------  ---------  ---------

  Cash flows from investing activities:
   Maturities and repayments of fixed maturities and
     mortgage loans on real estate......................     3,996      2,975      3,691
   Sales of investments.................................     1,284      1,099      3,444
   Purchases of investments.............................    (6,145)    (6,751)    (6,057)
   Purchases of trading account securities..............   (12,501)    (7,014)    (3,794)
   Sales maturities and repayment of trading account
     securities.........................................    10,810      6,077      1,893
   Cash settlements related to derivative instruments...       529        999     (2,500)
   Purchase of business, net of cash acquired...........        --        (61)        --
   Change in short-term investments.....................      (363)        (5)        --
   Decrease in loans to affiliates......................        --         --          5
   Increase in loans to affiliates......................        --         --        (56)
   Investment in capitalized software, leasehold
     improvements and EDP equipment.....................       (71)       (83)       (67)
   Other, net...........................................        35         (9)        12
                                                         ---------  ---------  ---------

  Net cash provided by (used in) investing activities... $  (2,426) $  (2,773) $  (3,429)
                                                         ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013
                                  (CONTINUED)

                                                      2015       2014       2013
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  4,821  $   5,034  $   5,469
   Withdrawals and transfers to Separate Accounts..     (880)    (1,075)    (1,188)
  Change in short-term financings..................       95        221        (55)
  Change in collateralized pledged liabilities.....     (270)       430       (663)
  Change in collateralized pledged assets..........       (2)       (12)       (18)
  Repayment of Loans from Affiliates...............       --       (825)      (500)
  Repayment of long term debt......................     (200)        --         --
  Shareholder dividends paid.......................     (767)      (382)      (234)
  Repurchase of AB Holding units...................     (214)       (90)      (113)
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (414)      (401)      (306)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      939        950         --
  Change in securities sold under agreements to
   resale..........................................      (79)        --         --
  Other, net.......................................        5         (7)        --
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    3,034      3,843      2,392
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (20)        (3)
Change in cash and cash equivalents................      312        433       (879)
Cash and cash equivalents, beginning of year.......    2,716      2,283      3,162
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  3,028  $   2,716  $   2,283
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     19  $      72  $      91
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    (80) $     272  $    (214)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable and fixed-interest annuity products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2015 and 2014, the Company's economic interest in AB was 28.6% and 32.2%, respectively. At December 31, 2015 and 2014, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 62.8% and 62.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2015", "2014" and "2013" refer to the years ended December 31, 2015, 2014 and 2013, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AB earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2015, AB had significant variable interests in certain other structured products and hedge funds with approximately $28 million in client AUM. However, these VIEs do not require consolidation because management has determined that AB is not the primary beneficiary of the expected losses or expected residual returns of these entities. AB's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In June 2014, the Financial Accounting Standards Board ("FASB") issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements were effective for interim or annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. New guidance is effective prospectively for fiscal years (and interim periods within those years) beginning after December 15, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy is intended to eliminate the diversity in practice that currently exists with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy will be the observability of the inputs. The amendment is effective retrospectively for fiscal years (and interim periods within those years) beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance is effective retrospectively for interim or annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2015 and 2014, the carrying value of COLI was $864 million and $803 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2015 and 2014, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $72 million and $89 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2015, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.65% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.65% net of product weighted average Separate Account fees) and 0.0% (-2.35% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2015, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 6.5% (weighted average of 5.1%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLB stock, AXA Equitable has purchased FHLBNY stock of $31 million, as of December 31, 2015. At December 31, 2015, AXA Equitable had $500 million of outstanding funding agreements with the FHLBNY. These funding agreements were used for asset liability management purposes. For other instruments used for asset liability management purposes, see "Derivative and offsetting assets and liabilities" included in
   Note 3.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the

   GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2015, participating policies, including those in the Closed Block, represent approximately 5.2% ($18,599 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of seven Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements. These Separate Accounts are combined on a line-by-line basis with the Company's General Account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the General Account.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Company does not bear the investment risk are reflected directly in Separate Accounts liabilities. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2015, 2014 and 2013, investment results of such Separate Accounts were gains (losses) of $1,148 million, $5,959 million and $19,022 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2015 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2015. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Out of Period Adjustments

   In 2015, the Company recorded several out-of-period adjustments ("OOPA") in its financial statements These OOPAs resulted in understating the 2015 total revenues by $112 million, and understated total benefits and other deductions by $51 million. These OOPAs primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its variable and interest sensitive life ("VISL") products. In addition, the Company recorded an OOPA in 2015 related an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's Disability Insurance ("DI") business. As a result of these OOPAs, the 2015 earnings (loss) from operations, before income tax was understated by $61 million, and the net earnings were understated by $40 million.

   In 2014, the Company recorded several OOPAs in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

   Assumption Updates and Refinements

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were updated based on emerging experience. This update increases expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreases the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, the after tax impacts of these assumption updates decreased Net earnings by approximately $60 million.

   Effective March 2016, the Company will raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007 which have both issue ages 70 and above and a current face value amount of $1 million and above. The Company is raising the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the current schedule of COI rates was established. This COI rate increase is larger than the increase that previously had been anticipated in management's reserve assumptions. As a result management updated the assumption to reflect the actual COI rate increase, resulting in a $46 million increase to net earnings for the year ended December 31, 2015.

   Additionally in 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption used to calculate GMDB/GMIB and VISL reserves and amortization of DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, the after tax impact of this assumption update decreased Net earnings by approximately $445 million.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, the after DAC and after tax impact of this assumption update increased Net earnings by approximately $30 million.

   In addition, in 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, the after DAC and after tax impact of this refinements increased Net earnings by approximately $307 million.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED                OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE  IN AOCI/(3)/
                                              --------- ---------- ---------- ----------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2015
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890  $     688 $      202 $    13,376 $        --
  Private corporate..........................     6,818        232        124       6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305       8,775          --
  States and political subdivisions..........       437         68          1         504          --
  Foreign governments........................       397         36         18         415          --
  Commercial mortgage-backed.................       591         29         87         533           9
  Residential mortgage-backed/(1)/...........       608         32         --         640          --
  Asset-backed/(2)/..........................        68         10          1          77           3
  Redeemable preferred stock.................       592         57          2         647          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    31,201      1,432        740      31,893          12

Equity securities............................        34         --          2          32          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2015................... $  31,235  $   1,432 $      742 $    31,925 $        12
                                              =========  ========= ========== =========== ===========

December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  13,808  $   1,140 $       51 $    14,897 $        --
  Private corporate..........................     6,934        409         20       7,323          --
  U.S. Treasury, government and agency.......     6,685        672         26       7,331          --
  States and political subdivisions..........       441         78         --         519          --
  Foreign governments........................       405         48          7         446          --
  Commercial mortgage-backed.................       855         22        142         735          10
  Residential mortgage-backed/(1)/...........       752         43         --         795          --
  Asset-backed/(2)/..........................        86         14          1          99           3
  Redeemable preferred stock.................       829         70         10         889          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    30,795      2,496        257      33,034          13

Equity securities............................        36          2         --          38          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2014................... $  30,831  $   2,498 $      257 $    33,072 $        13
                                              =========  ========= ========== =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2015 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2015

                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    1,469 $    1,486
Due in years two through five................      7,012      7,395
Due in years six through ten.................     10,429     10,406
Due after ten years..........................     10,432     10,709
                                              ---------- ----------
   Subtotal..................................     29,342     29,996
Commercial mortgage-backed securities........        591        533
Residential mortgage-backed securities.......        608        640
Asset-backed securities......................         68         77
                                              ---------- ----------
Total........................................ $   30,609 $   31,246
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2015, 2014 and 2013:

                                                      December 31,
                                              ---------------------------
                                                2015     2014      2013
                                              -------  -------  ---------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   979  $   716  $   3,220
                                              =======  =======  =========
Gross gains on sales......................... $    33  $    21  $      71
                                              =======  =======  =========
Gross losses on sales........................ $    (8) $    (9) $     (88)
                                              =======  =======  =========
Total OTTI................................... $   (41) $   (72) $     (81)
Non-credit losses recognized in OCI..........      --       --         15
                                              -------  -------  ---------
Credit losses recognized in earnings (loss).. $   (41) $   (72) $     (66)
                                              =======  =======  =========

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                               2015      2014
                                                             --------  --------
                                                                (IN MILLIONS)
Balances at January 1,...................................... $   (254) $   (370)
Previously recognized impairments on securities that
  matured, paid, prepaid or sold............................       97       188
Recognized impairments on securities impaired to fair value
  this period/(1)/..........................................      (11)       --
Impairments recognized this period on securities not
  previously impaired.......................................      (22)      (41)
Additional impairments this period on securities previously
  impaired..................................................       (8)      (31)
Increases due to passage of time on previously recorded
  credit losses.............................................       --        --
Accretion of previously recognized impairments due to
  increases in expected cash flows..........................       --        --
                                                             --------  --------
Balances at December 31,.................................... $   (198) $   (254)
                                                             ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                  DECEMBER 31,
                                               ------------------
                                                 2015     2014
                                               -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    16  $      10
   All other..................................     676      2,229
  Equity securities...........................      (2)         2
                                               -------  ---------
Net Unrealized Gains (Losses)................. $   690  $   2,241
                                               =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                   NET                                                (LOSS)
                                               UNREALIZED                             DEFERRED      RELATED TO
                                                  GAIN                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON            POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $          10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................            (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       --             --           --              --
   Deferred income taxes.....................            --       --             --           (1)             (1)
   Policyholders liabilities.................            --       --             (4)          --              (4)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          16  $    --  $          (4) $        (5) $            7
                                              =============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2014..................... $         (28) $     2  $          10  $         5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)      --             --           --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39       --             --           --              39
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       (2)            --           --              (2)
   Deferred income taxes.....................            --       --             --           (9)             (9)
   Policyholders liabilities.................            --       --            (10)          --             (10)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $    --  $          --  $        (4) $            6
                                              =============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                                  AOCI GAIN (LOSS)
                                               UNREALIZED                                 DEFERRED         RELATED TO
                                                  GAINS                                    INCOME        NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS     TAX ASSET        INVESTMENT
                                               INVESTMENTS      DAC      LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                              -------------  ---------  -------------  ---------------  ----------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $       2,231  $    (122) $        (368) $          (610) $          1,131
Net investment gains (losses) arising during
  the period.................................        (1,562)        --             --               --            (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             5         --             --               --                 5
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --         40             --               --                40
   Deferred income taxes.....................            --         --             --              477               477
   Policyholders liabilities.................            --         --            155               --               155
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2015................... $         674  $     (82) $        (213) $          (133) $            246
                                              =============  =========  =============  ===============  ================

BALANCE, JANUARY 1, 2014..................... $         607  $    (107) $        (245) $           (90) $            165
Net investment gains (losses) arising during
  the period.................................         1,606         --             --               --             1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            18         --             --               --                18
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --        (15)            --               --               (15)
   Deferred income taxes.....................            --         --             --             (520)             (520)
   Policyholders liabilities.................            --         --           (123)              --              (123)
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2014................... $       2,231  $    (122) $        (368) $          (610) $          1,131
                                              =============  =========  =============  ===============  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 810 issues at December 31, 2015 and the 601 issues at December 31, 2014 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                              ----------------------- --------------------- ---------------------
                                                            GROSS                  GROSS                 GROSS
                                                          UNREALIZED             UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ---------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $      359 $       73 $    3,450 $      202
  Private corporate..........................      1,926          102        184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305         --         --      3,538        305
  States and political subdivisions..........         19            1         --         --         19          1
  Foreign governments........................         73            7         39         11        112         18
  Commercial mortgage-backed.................         67            2        261         85        328         87
  Residential mortgage-backed................         11           --         29         --         40         --
  Asset-backed...............................         11           --         17          1         28          1
  Redeemable preferred stock.................         43           --         40          2         83          2
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    8,779 $        546 $      929 $      194 $    9,708 $      740
                                              ========== ============ ========== ========== ========== ==========
December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $      687 $         18 $      794 $       33 $    1,481 $       51
  Private corporate..........................        627           11        254          9        881         20
  U.S. Treasury, government and agency.......        280            6        373         20        653         26
  States and political subdivisions..........         21           --         --         --         21         --
  Foreign governments........................         27            1         65          6         92          7
  Commercial mortgage-backed.................         37            2        355        140        392        142
  Residential mortgage-backed................         --           --         35         --         35         --
  Asset-backed...............................         --           --         20          1         20          1
  Redeemable preferred stock.................         42           --        169         10        211         10
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    1,721 $         38 $    2,065 $      219 $    3,786 $      257
                                              ========== ============ ========== ========== ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2015 and 2014 were $157 million and $146 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2015 and 2014, respectively, approximately $1,310 million and $1,788 million, or 4.2% and 5.8%, of the $31,201 million and $30,795 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $97 million and $85 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, the $194 million and $219 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2015 or 2014. As of December 31, 2015, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime;

   borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2015 and 2014, respectively, the Company owned $7 million and $8 million in RMBS backed by subprime residential mortgage loans, and $6 million and $7 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2015, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $8 million.

   At December 31, 2015 and 2014, respectively, the amortized cost of the Company's trading account securities was $6,866 million and $5,160 million with respective fair values of $6,805 million and $5,143 million. Also at December 31, 2015 and 2014, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $82 million and $197 million and costs of $72 million and $185 million as well as other equity securities with carrying values of $32 million and $38 million and costs of $34 million and $36 million.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED
                                              --------------------------
                                              DECEMBER 31,  December 31,
                                                  2015          2014
                                              ------------  ------------
                                                    (IN MILLIONS)
Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........           20            22
                                              ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (43)           22
Interest and dividend income from trading
  securities.................................           60            41
                                              ------------  ------------
Net investment income (loss) from trading
  securities................................. $         17  $         63
                                              ============  ============

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $16 million and $93 million at December 31, 2015 and 2014, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $1 million and $2 million in 2015, 2014 and 2013, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $4 million and $7 million in 2015, 2014 and 2013, respectively. The TDR mortgage loan shown in the table below has been modified four times since 2011. The modifications were to extend the maturity from its original maturity of November 5, 2014 to December 5, 2016 and to extend interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $16 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2015

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             16 $              16

   There were no default payments on the above loan during 2015. There were no agricultural troubled debt restructuring mortgage loans in 2015.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2015, 2014 and 2013 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    37  $    42  $    34
   Charge-offs...............................     (32)     (14)      --
   Recoveries................................      (1)      --       (2)
   Provision.................................       2        9       10
                                              -------  -------  -------
Ending Balance, December 31,................. $     6  $    37  $    42
                                              =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     6  $    37  $    42
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2015, 2014 and 2013.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2015 and 2014, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2015

                                                          DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------
                                                                                            LESS    TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN   MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------- ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      533 $    -- $    102 $     12 $    24 $    -- $     671
50% - 70%....................................      1,392     353      741      853      77      --     3,416
70% - 90%....................................        141      --      206      134     124      46       651
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $    2,129 $   353 $  1,049 $  1,045 $   225 $    46 $   4,847
                                              ========== ======= ======== ======== ======= ======= =========

AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      204 $   116 $    277 $    432 $   256 $    51 $   1,336
50% - 70%....................................        146      80      192      298     225      47       988
70% - 90%....................................         --      --        2        4      --      --         6
90% plus.....................................         --      --       --       --      --      --        --
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      350 $   196 $    471 $    734 $   481 $    98 $   2,330
                                              ========== ======= ======== ======== ======= ======= =========

TOTAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      737 $   116 $    379 $    444 $   280 $    51 $   2,007
50% - 70%....................................      1,538     433      933    1,151     302      47     4,404
70% - 90%....................................        141      --      208      138     124      46       657
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Mortgage Loans......................... $    2,479 $   549 $  1,520 $  1,779 $   706 $   144 $   7,177
                                              ========== ======= ======== ======== ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2014

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
Commercial Mortgage Loans/(1)/                                       (In Millions)
0% - 50%..................................... $     335 $    -- $     -- $     59 $    34 $   -- $    428
50% - 70%....................................       963     440      872      839      54     --    3,168
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans.............. $   1,665 $   440 $    933 $  1,163 $   167 $   47 $  4,415
                                              ========= ======= ======== ======== ======= ====== ========

Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $     184 $   100 $    232 $    408 $   206 $   50 $  1,180
50% - 70%....................................       143      87      201      223     204     47      905
70% - 90%....................................        --      --       --       --      --     --       --
90% plus.....................................        --      --       --       --      --     --       --
                                              --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans............ $     327 $   187 $    433 $    631 $   410 $   97 $  2,085
                                              ========= ======= ======== ======== ======= ====== ========

Total Mortgage Loans/(1)/
0% - 50%..................................... $     519 $   100 $    232 $    467 $   240 $   50 $  1,608
50% - 70%....................................     1,106     527    1,073    1,062     258     47    4,073
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans......................... $   1,992 $   627 $  1,366 $  1,794 $   577 $  144 $  6,500
                                              ========= ======= ======== ======== ======= ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2015 and 2014, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                              RECORDED
                                                                                                             INVESTMENT
                                                                                              TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                      FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- -------- ----------- ----------------------
                                                                               (IN MILLIONS)
DECEMBER 31, 2015:
------------------

  Commercial................................. $  -- $  --           $    30 $  30 $  4,817  $    4,847             $       --
  Agricultural...............................    12     7                 4    23    2,307       2,330                      4
                                              ----- -----           ------- ----- --------  ----------             ----------
TOTAL MORTGAGE LOANS......................... $  12 $   7           $    34 $  53 $  7,124  $    7,177             $        4
                                              ===== =====           ======= ===== ========  ==========             ==========

December 31, 2014:
------------------

  Commercial................................. $  -- $  --           $    -- $  -- $  4,415  $    4,415             $       --
  Agricultural...............................     1     7                 3    11    2,074       2,085                      3
                                              ----- -----           ------- ----- --------  ----------             ----------
Total Mortgage Loans......................... $   1 $   7           $     3 $  11 $  6,489  $    6,500             $        3
                                              ===== =====           ======= ===== ========  ==========             ==========

   The following table provides information relating to impaired mortgage loans at December 31, 2015 and 2014, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                UNPAID                   AVERAGE       INTEREST
                                     RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                    INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                    ---------- ---------- ----------  --------------- ----------
                                                           (IN MILLIONS)
DECEMBER 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       46 $       46 $       --  $            15 $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       46 $       46 $       --  $            15 $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $       63 $       63 $       (6) $           137 $        4
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       63 $       63 $       (6) $           137 $        4
                                    ========== ========== ==========  =============== ==========

December 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       -- $       -- $       --  $            -- $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $       -- $       -- $       --  $            -- $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $      156 $      156 $      (37) $           148 $        2
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $      156 $      156 $      (37) $           148 $        2
                                    ========== ========== ==========  =============== ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,363 million and $1,490 million, respectively, at December 31, 2015 and 2014. The Company's total equity in net earnings (losses) for these limited partnership interests was $71 million, $206 million and $206 million, respectively, for 2015, 2014 and 2013.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps, equity options as well as repo transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, is intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. From time to time, the Company uses interest rate swaptions and other instruments to reduce the risk associated with minimum guarantees on these interest-sensitive contracts. At
   December 31, 2015 and 2014, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   In second quarter 2015, the Company entered into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned through the current year from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign inflation bonds as General Account investments and enters into asset swaps, to result in payment of the variable principal at maturity and semi-annual coupons of the bonds to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These asset swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2015

                                                               FAIR VALUE
                                                        ------------------------
                                                                                 GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES  EARNINGS (LOSS)
                                              --------- ----------- ------------ ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $         2 $          3 $           (84)
  Swaps......................................     1,359           8           21             (45)
  Options....................................     7,358       1,042          652              14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61           --              12
  Swaps......................................    13,718         351          108              (8)
  Futures....................................     8,685          --           --             (81)
  Swaptions..................................        --          --           --             118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16           38             (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263           5            4               7
                                                                                 ---------------
NET INVESTMENT INCOME (LOSS).................                                                (81)
                                                                                 ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --      10,570           --            (141)
GIB and GWBL and other features/(2)/.........        --          --          184             (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          310             (38)
                                              --------- ----------- ------------ ---------------

Balances, December 31, 2015.................. $  42,714 $    12,055 $      1,320 $          (260)
                                              ========= =========== ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2014

                                                               Fair Value
                                                        ------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset     Liability       Reported In
                                               Amount   Derivatives Derivatives    Earnings (Loss)
                                              --------- ----------- ------------ ------------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,933 $         1 $          2 $             (522)
  Swaps......................................     1,169          22           15                (88)
  Options....................................     6,896       1,215          742                196
Interest rate contracts:/(1)/
  Floors.....................................     2,100         120           --                  9
  Swaps......................................    11,608         605           15              1,507
  Futures....................................    10,647          --           --                459
  Swaptions..................................     4,800          72           --                 37
Credit contracts:/(1)/
  Credit default swaps.......................     1,942           9           27                  4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       149           2           --                  3
                                                                                 ------------------
Net investment income (loss).................                                                 1,605
                                                                                 ------------------

Embedded derivatives:
GMIB reinsurance contracts...................        --      10,711           --              3,964
GIB and GWBL and other features/(2)/.........        --          --          128               (128)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          380               (199)
                                              --------- ----------- ------------ ------------------
Balances, December 31, 2014.................. $  45,244 $    12,757 $      1,309 $            5,242
                                              ========= =========== ============ ==================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2015 are exchange-traded and net settled daily in cash. At December 31, 2015, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $276 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $33 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200, and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $49 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2015 and 2014, respectively, the Company held $655 million and $1,225 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2015 and 2014, respectively, were $5 million and $28 million, for which the Company posted collateral of $5 million and $36 million at December 31, 2015 and 2014, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2015 and 2014, the balance outstanding under reverse repurchase transactions was $79 million and $0 million, respectively. At December 31, 2015 and 2014, the balance outstanding under securities repurchase transactions was $1,890 million and $950 million, respectively. The Company utilized these repurchase agreements for asset liability management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2015

                                                GROSS    GROSS AMOUNTS      NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE    PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS    BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,049 $           673 $             376
Interest rate contracts......................        389             104               285
Credit contracts.............................         14              37               (23)
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452             814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20              --                20
                                              ---------- --------------- -----------------
  Total Derivatives..........................      1,472             814               658
Other financial instruments/(2)(4)/..........      1,271              --             1,271
                                              ---------- --------------- -----------------
  Other invested assets/(2)/................. $    2,743 $           814 $           1,929
                                              ========== =============== =================
Securities purchased under agreement to
  resell..................................... $       79 $            -- $              79
                                              ========== =============== =================

                                                GROSS    GROSS AMOUNTS     NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE   PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS   BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                             (IN MILLIONS)
LIABILITIES/(3)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      673 $           673 $              --
Interest rate contracts......................        104             104                --
Credit contracts.............................         37              37                --
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814             814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --              --                --
                                              ---------- --------------- -----------------
  Total Derivatives..........................        814             814                --
Other financial liabilities..................      2,586              --             2,586
                                              ---------- --------------- -----------------
  Other liabilities.......................... $    3,400 $           814 $           2,586
                                              ========== =============== =================
Securities sold under agreement to repurchase $    1,890 $            -- $           1,890
                                              ========== =============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2015

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $                   52  $         --    $    (52)  $      --
Counterparty B...............................                      9            --          (7)          2
Counterparty C...............................                     61            --         (58)          3
Counterparty D...............................                    222            --        (218)          4
Counterparty E...............................                     53            --         (53)         --
Counterparty F...............................                     (2)           --           2          --
Counterparty G...............................                    129            --        (129)         --
Counterparty H...............................                     16           (11)         (5)         --
Counterparty I...............................                     44            --         (39)          5
Counterparty J...............................                     19            --         (13)          6
Counterparty K...............................                     17            --         (17)         --
Counterparty L...............................                      7            --          (7)         --
Counterparty M...............................                     11            --         (10)          1
Counterparty N...............................                     20            --          --          20
Counterparty Q...............................                     --            --          --          --
Counterparty T...............................                     (3)           --           3          --
Counterparty U...............................                     --            --           1           1
Counterparty V...............................                      3            --          (3)         --
                                              ----------------------    ------------   --------  ---------
  Total Derivatives.......................... $                  658  $        (11)   $   (605)  $      42
Other financial instruments/(2)(4)/..........                  1,271            --          --       1,271
                                              ----------------------    ------------   --------  ---------
  OTHER INVESTED ASSETS/(2)/................. $                1,929  $        (11)   $   (605)  $   1,313
                                              ======================    ============   ========  =========
Counterparty M............................... $                   28  $        (28)   $     --   $      --
Counterparty V...............................                     51           (51)         --          --
                                              ----------------------    ------------   --------  ---------
  Securities purchased under agreement to
   resell.................................... $                   79  $        (79)   $     --   $      --
                                              ======================    ============   ========  =========

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
LIABILITIES/(3)/
Counterparty D............................... $                  234  $       (234)   $     --          --
Counterparty C...............................                  1,033        (1,016)        (17)         --
Counterparty M...............................                    623          (611)        (12)         --
                                              ----------------------    ------------   --------  ---------
  Securities sold under agreement to
   repurchase................................ $                1,890  $     (1,861)   $    (29)  $      --
                                              ======================    ============   ========  =========

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2015
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30   30-90   GREATER THAN
                                               CONTINUOUS      DAYS     DAYS      90 DAYS     TOTAL
                                              ------------- ---------- -------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE
   U.S. Treasury and agency securities....... $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
SECURITIES PURCHASED UNDER AGREEMENT TO
RESELL
   Corporate securities...................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2014

                                                Gross    Gross Amounts    Net Amounts
                                               Amounts   Offset in the  Presented in the
                                              Recognized Balance Sheets  Balance Sheets
                                              ---------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,236  $         753   $          483
Interest rate contracts......................        755             12              743
Credit contracts.............................          7             27              (20)
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         40             --               40
                                              ----------  -------------   --------------
  Total Derivatives..........................      2,038            792            1,246
Other financial instruments/(2)/.............        852             --              852
                                              ----------  -------------   --------------
  Other invested assets/(2)/................. $    2,890  $         792   $        2,098
                                              ==========  =============   ==============

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      753  $         753   $           --
Interest rate contracts......................         12             12               --
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        765            765               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ----------  -------------   --------------
  Total Derivatives..........................        765            765               --
Other financial liabilities..................      2,939             --            2,939
                                              ----------  -------------   --------------
  Other liabilities.......................... $    3,704  $         765   $        2,939
                                              ----------  -------------   --------------
Securities sold under agreement to repurchase $      950  $          --   $          950
                                              ==========  =============   ==============

  /(1)/Excludes Investment Management segment's $8 million net derivative assets, $22 million long exchange traded options and $158 million of securities borrowed.
  /(2)/Includes $120 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $9 million net derivative liabilities, $7 million short exchange traded options and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2014

                                                               Collateral (Received)/Held
                                                Net Amounts    ------------------------
                                              Presented in the  Financial                    Net
                                               Balance Sheets  Instruments       Cash      Amounts
                                              ---------------- -----------   -----------  ----------
                                                                  (In Millions)
ASSETS/(1)/
Counterparty A...............................  $            62  $       --   $       (62) $       --
Counterparty B...............................              102          --           (95)          7
Counterparty C...............................              111          --          (110)          1
Counterparty D...............................              228          --          (224)          4
Counterparty E...............................               60          --           (59)          1
Counterparty F...............................               63          --           (60)          3
Counterparty G...............................              145        (145)           --          --
Counterparty H...............................               31         (31)           --          --
Counterparty I...............................              136          --          (134)          2
Counterparty J...............................               28          --           (22)          6
Counterparty K...............................               44          --           (44)         --
Counterparty L...............................              113        (113)           --          --
Counterparty M...............................               76          --           (68)          8
Counterparty N...............................               40          --            --          40
Counterparty Q...............................                4          --            (4)         --
Counterparty T...............................                3          --            (3)         --
                                               ---------------  ----------   -----------  ----------
  Total Derivatives..........................  $         1,246  $     (289)  $      (885) $       72
Other financial instruments/(2)/.............              852          --            --         852
                                               ---------------  ----------   -----------  ----------
  Other invested assets/(2)/.................  $         2,098  $     (289)  $      (885) $      924
                                               ===============  ==========   ===========  ==========

LIABILITIES/(3)/
Counterparty D...............................  $           450  $     (450)  $        --          --
Counterparty C...............................              500        (500)           --          --
                                               ---------------  ----------   -----------  ----------
  Securities sold under agreement to
   repurchase................................  $           950  $     (950)  $        --  $       --
                                               ===============  ==========   ===========  ==========

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets and $158 million related to securities borrowed.
  /(2)/Includes $120 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of $10 million related to derivative liabilities and $34 million related to securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                2015      2014      2013
                                              --------  --------  --------
                                                      (IN MILLIONS)
Fixed maturities............................. $  1,420  $  1,431  $  1,462
Mortgage loans on real estate................      338       306       284
Repurchase agreement.........................        1        --        --
Other equity investments.....................       84       200       228
Policy loans.................................      213       216       219
Derivative investments.......................      (81)    1,605    (2,866)
Trading securities...........................       17        63        54
Other investment income......................       40        49        50
                                              --------  --------  --------
  Gross investment income (loss).............    2,032     3,870      (569)
Investment expenses..........................      (53)      (53)      (57)
Interest expense.............................       (3)       (2)       (3)
                                              --------  --------  --------
Net Investment Income (Loss)................. $  1,976  $  3,815  $   (629)
                                              ========  ========  ========

   For 2015, 2014 and 2013, respectively, Net investment income (loss) from derivatives included $474 million, $899 million and $(2,829) million of realized gains (losses) on contracts closed during those periods and $(555) million, $706 million and $(37) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
Fixed maturities............................. $  (17) $  (54) $  (75)
Mortgage loans on real estate................     (1)     (3)     (7)
Other equity investments.....................     (5)     (2)    (17)
Other........................................      3       1      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (20) $  (58) $  (99)
                                              ======  ======  ======

   For 2015, 2014 and 2013, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $5 million and $8 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,562 million and $3,562 million at December 31, 2015 and 2014, respectively. The Company annually tests this goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2015 and 2014, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $610 million and $610 million at December 31, 2015 and 2014, respectively and the accumulated amortization of these intangible assets was $439 million and $411 million at December 31, 2015 and 2014, respectively. Amortization expense related to the AB intangible assets totaled $28 million, $27 million and $24 million for 2015, 2014 and 2013, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2015 and 2014, respectively, net deferred sales commissions totaled $99 million and $118 million and are included within Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2015 net asset balance for each of the next five years is $41 million, $32 million, $21 million, $5 million and $0 million. The
   Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2015, the Company determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015, AB purchased additional shares of CPH, bringing AB's ownership interest to 85.0% as of December 31, 2015.

   On December 12, 2013, AB acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2015, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AB made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services exceed $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AB also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AB recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $157 million and $163 million at December 31, 2015 and 2014, respectively. Amortization of capitalized software in 2015, 2014 and 2013 were $55 million, $50 million and $119 million (including $45 million of accelerated amortization), respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2015     2014
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,363 $  7,537
Policyholder dividend obligation.............       81      201
Other liabilities............................      100      117
                                              -------- --------
Total Closed Block liabilities...............    7,544    7,855
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,426 and
  $4,829)....................................    4,599    5,143
Mortgage loans on real estate................    1,575    1,407
Policy loans.................................      881      912
Cash and other invested assets...............       49       14
Other assets.................................      258      176
                                              -------- --------
Total assets designated to the Closed Block..    7,362    7,652
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      182      203
Amounts included in accumulated other
  comprehensive income (loss):
Net unrealized investment gains (losses),
  net of deferred income tax (expense)
  benefit of $(36) and $(43) and
  policyholder dividend obligation of $(81)
  and $(201).................................       67       80
                                              -------- --------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $    249 $    283
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  262  $  273  $  286
Investment income (loss).....................    368     378     402
Net investment gains (losses)................      2      (4)    (11)
                                              ------  ------  ------
Total revenues...............................    632     647     677
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    576     597     637
Other operating costs and expenses...........      4       4       1
                                              ------  ------  ------
Total benefits and other deductions..........    580     601     638
                                              ------  ------  ------
Net revenues, before income taxes............     52      46      39
Income tax (expense) benefit.................    (18)    (16)    (14)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   34  $   30  $   25
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                              (IN MILLIONS)
Balances, beginning of year.................. $  201  $  128
Unrealized investment gains (losses).........   (120)     73
                                              ------  ------
Balances, End of year........................ $   81  $  201
                                              ======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  383  $  518
Contractholder bonus interest credits
  deferred...................................     17      15
Balance true-up..............................    174      --
Amortization charged to income...............    (40)   (150)
                                              ------  ------
Balance, End of Year......................... $  534  $  383
                                              ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2015 and 2014, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2015

                                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ----------  ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  19,882  $     420 $   20,302
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         97         --         49        146
  Trading securities..........................        654      6,151         --      6,805
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts....................         --         --     10,570     10,570
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,941 $  160,492
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     184 $      184
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        310         --        310
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     310  $     215 $      525
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2014

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  21,840  $     380 $   22,220
   U.S. Treasury, government and agency.......         --      7,331         --      7,331
   States and political subdivisions..........         --        472         47        519
   Foreign governments........................         --        446         --        446
   Commercial mortgage-backed.................         --         20        715        735
   Residential mortgage-backed/(1)/...........         --        793          2        795
   Asset-backed/(2)/..........................         --         46         53         99
   Redeemable preferred stock.................        254        635         --        889
                                               ----------  ---------  --------- ----------
     Subtotal.................................        254     31,583      1,197     33,034
                                               ----------  ---------  --------- ----------
  Other equity investments....................        217         --         61        278
  Trading securities..........................        710      4,433         --      5,143
  Other invested assets:
   Short-term investments.....................         --        103         --        103
   Swaps......................................         --        597         --        597
   Credit Default Swaps.......................         --        (18)        --        (18)
   Futures....................................         (2)        --         --         (2)
   Options....................................         --        473         --        473
   Floors.....................................         --        120         --        120
   Currency Contracts.........................         --          1         --          1
   Swaptions..................................         --         72         --         72
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (2)     1,348         --      1,346
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,725         --         --      2,725
Segregated securities.........................         --        476         --        476
GMIB reinsurance contracts....................         --         --     10,711     10,711
Separate Accounts' assets.....................    107,539      3,072        260    110,871
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  111,443  $  40,912  $  12,229 $  164,584
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     128 $      128
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        380         --        380
Contingent payment arrangements...............         --         --         42         42
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     380  $     170 $      550
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2015 and 2014, respectively, the fair value of public fixed maturities is approximately $24,216 million and $24,779 million or approximately 16.2% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, the fair value of private fixed maturities is approximately $7,677 million and $8,255 million or approximately 5.1% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2015 and 2014, respectively, the net fair value of freestanding derivative positions is approximately $659 million and $1,243 million or approximately 64.1% and 92.3% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, investments classified as Level 1 comprise approximately 71.8% and 72.7% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2015 and 2014, respectively, investments classified as Level 2 comprise approximately 27.3% and 26.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2015 and 2014, respectively, approximately $673 million and $821 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2015 and 2014, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2015 and 2014, respectively, were approximately $119 million and $135 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $543 million and $770 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2015 and 2014, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $123 million and $147 million at December 31, 2015 and 2014, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2015. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.50% of total equity at December 31, 2014.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2015 and 2014, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                STATE AND
                                                                POLITICAL               COMMERCIAL    RESIDENTIAL
                                                                  SUB-        FOREIGN   MORTGAGE-      MORTGAGE-       ASSET-
                                                  CORPORATE     DIVISIONS      GOVTS      BACKED        BACKED         BACKED
                                                ------------  -------------  ---------  ----------  ---------------  ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        380  $          47  $      --  $      715  $             2  $      53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            3             --         --           1               --         --
     Investment gains (losses), net............            2             --         --         (38)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            5             --         --         (37)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............          (25)            (1)        --          64               --         (4)
Purchases/(3)/.................................           60             --          1          --               --         --
Sales/(4)/.....................................          (38)            (1)        --        (175)              (2)        (9)
Transfers into Level 3/(1)/....................           99             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (61)            --         --         (64)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2015..................... $        420  $          45  $       1  $      503  $            --  $      40
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2014....................... $        291  $          46  $      --  $      700  $             4  $      83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --           2               --         --
     Investment gains (losses), net............            3             --         --         (89)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal..................................... $          5  $          --  $      --  $      (87) $            --  $      --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............            6              2         --         135               --          7
Purchases/(3)/.................................          162             --         --          --               --         --
Sales/(4)/.....................................          (30)            (1)        --         (20)              (2)       (37)
Transfers into Level 3/(1)/....................           15             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (69)            --         --         (13)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2014..................... $        380  $          47  $      --  $      715  $             2  $      53
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2013....................... $        355  $          50  $      19  $      900  $             9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --          --               --         --
     Investment gains (losses), net............            5             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            7             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............           (1)            (3)        (2)         13               (1)         3
Purchases/(3)/.................................           70             --         --          31               --         --
Sales/(4)/.....................................         (150)            (1)       (17)       (160)              (4)       (22)
Transfers into Level 3/(1)/....................           20             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (10)            --         --         (16)              --        (11)
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2013..................... $        291  $          46  $      --  $      700  $             4  $      83
                                                ============  =============  =========  ==========  ===============  =========

                                                 REDEEM-                                              GWBL
                                                  ABLE                         GMIB      SEPARATE   AND OTHER  CONTINGENT
                                                PREFERRED    OTHER EQUITY   REINSURANCE  ACCOUNTS   FEATURES     PAYMENT
                                                  STOCK      INVESTMENTS       ASSET      ASSETS    LIABILITY  ARRANGEMENT
                                               ----------  ---------------  -----------  --------  ----------  -----------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2015...................... $       --  $            61  $    10,711  $    260  $      128           42
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --               --           --        --          --           --
   Investment gains (losses), net.............         --                5           --        36          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --         (327)       --          --           --
   Policyholders' benefits....................         --               --           --        --        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal.................................         --                5         (327)       36        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income (loss)...........         --                2           --        --          --           --
Purchases/(2)/................................         --                1          228        26         186           --
Sales/(3)/....................................         --              (20)         (42)       (2)         --          (11)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               --           --        (2)         --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2015.................... $       --  $            49  $    10,570  $    313  $      184           31
                                               ==========  ===============  ===========  ========  ==========   ==========

BALANCE, JANUARY 1, 2014...................... $       15  $            52  $     6,747  $    237  $       --           38
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --                3           --        --          --           --
   Investment gains (losses), net.............         --                1           --        15          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --        3,774        --          --           --
   Policyholders' benefits....................         --               --           --        --          (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal................................. $       --  $             4  $     3,774  $     15  $       (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income(loss)............         --               --           --        --          --           --
Purchases/(2)/................................         --                8          225        16         136            9
Sales/(3)/....................................        (15)              (1)         (35)       (3)         --           (5)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               (2)          --        --          --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2014.................... $       --  $            61  $    10,711  $    260  $      128           42
                                               ==========  ===============  ===========  ========  ==========   ==========

                                                Redeem-                                                         GWBL
                                                 able                    Other        GMIB        Separate    and Other
                                               Preferred Other Equity   Invested   Reinsurance    Accounts    Features
                                                 Stock   Investments     Assets       Asset        Assets     Liability
                                               --------- ------------  ---------  -------------  ----------  ----------
                                                                             (In Millions)
BALANCE, JANUARY 1, 2013...................... $      15 $         77  $      (2) $      11,044  $      224  $      265
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net Investment Income (loss)...............                     10
   Investment gains (losses), net.............        --           (7)        --             --          10          --
   Increase (decrease) in the fair value of
     reinsurance contracts....................        --           --         --         (4,496)         --          --
   Policyholders' benefits....................        --           --         --             --          --        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
     Subtotal.................................        --            3         --         (4,496)         10        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
  Other comprehensive income (loss)...........        --           --          2             --          (1)         --
Purchases/(2)/................................        --            4         --            237           6          86
Sales/(3)/....................................        --           (3)        --            (38)         (3)         --
Settlements/(4)/..............................        --           --         --             --          (2)         --
Transfers into Level 3/(1)/...................        --           --         --             --           3          --
Transfers out of Level 3/(1)/.................        --          (29)        --             --          --          --
                                               --------- ------------  ---------  -------------  ----------  ----------
BALANCE, DECEMBER 31, 2013.................... $      15 $         52  $      --  $       6,747  $      237  $       --
                                               ========= ============  =========  =============  ==========  ==========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2015 and 2014 by category for Level 3 assets and liabilities still held at December 31, 2015 and 2014, respectively:

                                                                EARNINGS (LOSS)
                                                -----------------------------------------------
                                                                                 INCREASE
                                                   NET                       (DECREASE) IN THE
                                                INVESTMENT   INVESTMENT        FAIR VALUE OF                    POLICY-
                                                  INCOME        GAINS           REINSURANCE                     HOLDERS'
                                                  (LOSS)    (LOSSES), NET        CONTRACTS            OCI       BENEFITS
                                                ---------- --------------- --------------------  ------------  ----------
                                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2015
STILL HELD AT DECEMBER 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $        (25) $       --
     State and political subdivisions..........         --              --                   --            (2)         --
     Commercial mortgage-backed................         --              --                   --            61          --
     Asset-backed..............................         --              --                   --            (4)         --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $         30  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                 (141)           --          --
   Separate Accounts' assets...................         --              36                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         184
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            36 $               (141) $         30  $      184
                                                ========== =============== ====================  ============  ==========

Level 3 Instruments
Full Year 2014
Still Held at December 31, 2014
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $          6  $       --
     State and political subdivisions..........         --              --                   --             2          --
     Commercial mortgage-backed................         --              --                   --           112          --
     Asset-backed..............................         --              --                   --             7          --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $        127  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                3,964            --          --
   Separate Accounts' assets...................         --              15                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         128
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            15 $              3,964  $        127  $      128
                                                ========== =============== ====================  ============  ==========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2015 and 2014, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2015

                                 FAIR         VALUATION
                                 VALUE        TECHNIQUE        SIGNIFICANT UNOBSERVABLE INPUT       RANGE
                                ------- ---------------------- ------------------------------ -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:

   Corporate................... $    61 Matrix pricing model                  Spread over the
                                                                            industry-specific
                                                                        benchmark yield curve 50 BPS - 565 BPS

                                    154 Market comparable                    EBITDA multiples   7.8X - 19.1X
                                          companies                             Discount rate   7.0% - 12.6%
                                                                          Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                 Spread over U.S.
                                                                               Treasury curve 30 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------------

Other equity investments.......      10 Market comparable                    Revenue multiple    2.5X - 4.8X
                                          companies                    Marketability Discount       30.0%
---------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal             Capitalization rate       4.9%
                                                                     Exit capitalization rate       5.9%
                                                                                Discount rate       6.7%

                                      7 Discounted cash flow                 Spread over U.S.
                                                                               Treasury curve
                                                                       Gross domestic product 280 BPS - 411 BPS
                                                                                         rate   0.0% - 1.09%
                                                                              Discount factor    2.3% - 5.9%
---------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  10,570 Discounted cash flow                      Lapse Rates    0.6% - 5.7%
                                                                             Withdrawal rates    0.2% - 8.0%
                                                                       GMIB Utilization Rates    0.0% - 15%
                                                                         Non-performance risk  5 BPS - 18 BPS
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................     120 Discounted cash flow                      Lapse Rates    1.0% - 5.7%
                                                                             Withdrawal rates    0.0% - 7.0%
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2014

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                               ------- ---------------------- --------------------------------- -----------------
                                                             (In Millions)
ASSETS:
Investments:
Fixed maturities,
  available-for-sale:

   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable
                                         companies                                Discount rate   11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

Other equity investments......      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product 238 BPS - 395 BPS
                                                                                           rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL /(1)/...............     107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2015 and 2014, respectively, are approximately $865 million and $1,045 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 63.1% and 68.8% of total assets classified as Level 3 and represent only 0.6% and 0.7% of total assets measured at fair value on a recurring basis at December 31, 2015 and 2014 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2015 and 2014, respectively, are approximately $215 million and $207 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 51.2% and 54.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2015 and 2014, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2015 and 2014, are approximately 7.5% and 9.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AB for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2015 and 2014, respectively, are approximately $32 million and $31 million private venture capital fund-of-fund investments of AB for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2015 and 2014, AB's aggregate unfunded commitments to these investments were approximately $3 million and $3 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2015 and 2014, primarily consist of a private real estate fund with a fair value of approximately $271 million and $234 million, a private equity investment with a fair value of approximately $2 million and $2 million and mortgage loans with fair value of approximately $5 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $28 million and $7 million at December 31, 2015 and $11 million and $8 million at December 31, 2014, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $31 million and $42 million as of December 31, 2015 and 2014, respectively) are currently valued using projected AUM growth rates with a weighted average of 46.0%, revenue growth rates with a weighted average of 43.0%, and discount rates of 3.0% (using a cost of debt assumption). During the fourth quarters of 2015 and 2014, AB recorded changes in estimates of the contingent consideration payable relating to recent acquisitions of $7 million and $4 million, respectively.

   The carrying values and fair values at December 31, 2015 and 2014 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                   FAIR VALUE
                                              CARRYING ----------------------------------
                                               VALUE   LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              -------- ------- -------- -------- --------
                                                             (IN MILLIONS)
December 31, 2015:
MORTGAGE LOANS ON REAL ESTATE................ $  7,171 $    -- $     -- $  7,257 $  7,257
LOANS TO AFFILIATES..........................    1,087      --      795      390    1,185
POLICYHOLDERS LIABILITIES: INVESTMENT
  CONTRACTS..................................    7,825      --       --    7,930    7,930
POLICY LOANS.................................    3,393      --       --    4,343    4,343
SHORT-TERM DEBT..............................      584      --      584       --      584
SEPARATE ACCOUNT LIABILITIES.................    5,124      --       --    5,124    5,124
December 31, 2014:
Mortgage loans on real estate................ $  6,463 $    -- $     -- $  6,617    6,617
Loans to affiliates..........................    1,087      --    1,203       --    1,203
Policyholders liabilities: Investment
  contracts..................................    2,799      --       --    2,941    2,941
Policy loans.................................    3,408      --       --    4,406    4,406
Short-term debt..............................      688      --      700       --      700
Separate Account Liabilities.................    5,019      --       --    5,019    5,019

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements and escrow shield plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2013................... $  1,772  $  4,561  $  6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013.................    1,626     4,203     5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015................. $  2,986  $  5,297  $  8,283
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                                     GMDB
                                                                 -------------
                                                                 (IN MILLIONS)
Balance at January 1, 2013...................................... $         844
  Paid guarantee benefits.......................................          (109)
  Other changes in reserve......................................            56
                                                                 -------------
Balance at December 31, 2013....................................           791
  Paid guarantee benefits.......................................          (114)
  Other changes in reserve......................................           155
                                                                 -------------
Balance at December 31, 2014....................................           832
  Paid guarantee benefits.......................................          (148)
  Other changes in reserve......................................           746
                                                                 -------------
Balance at December 31, 2015.................................... $       1,430
                                                                 =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2015 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN OF
                                                PREMIUM    RATCHET   ROLL-UP     COMBO     TOTAL
                                               ---------  --------  ---------  ---------  -------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $  13,037  $    132  $      78  $     244  $13,491
   Separate Accounts.......................... $  38,438  $  8,570  $   3,472  $  34,160  $84,640
  Net amount at risk, gross................... $     397  $    422  $   2,389  $  15,872  $19,080
  Net amount at risk, net of amounts
   reinsured.................................. $     397  $    302  $   1,616  $   6,743  $ 9,058
  Average attained age of contractholders.....      51.1      65.4       71.7       66.4     55.0
  Percentage of contractholders over age 70...       9.0%     35.4%      58.1%      38.2%    16.6%
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

GMIB:
-----
  Account values invested in:
   General Account............................       N/A       N/A  $      41  $     351  $   392
   Separate Accounts..........................       N/A       N/A  $  15,467  $  41,092  $56,559
  Net amount at risk, gross...................       N/A       N/A  $   1,179  $   6,232  $ 7,411
  Net amount at risk, net of amounts
   reinsured..................................       N/A       N/A  $     351  $   1,561  $ 1,912
  Weighted average years remaining until
   annuitization..............................       N/A       N/A        1.4        1.9      1.9
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $494 million and $508 million at December 31, 2015 and 2014, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   In-force management

   The Company continues to proactively manage its in-force business. For example:

      . GMIB/GWBL LUMP SUM OPTION. In 2015, the Company added a lump sum option to certain contracts with GMIB and GWBL benefits. Prior to the addition of this option, if an eligible contractholder's adjusted account value fell to zero, the contractholder would automatically receive a stream of payments over his or her lifetime. With this option, eligible contractholders now have the ability to receive a percentage of the present value of those lifetime payments in a one-time lump sum payment.

      . GMDB/GMIB BUYBACK. Beginning in 2012, the Company initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. Most recently in 2015, the Company initiated a program to give contractholders an option to elect a full buyout of their rider or a new partial
          (50%) buyout of their rider.

   The Company believes that the lump sum option and buyback programs are mutually beneficial to both the Company and contractholders who no longer need or want the GMDB, GMIB or GWBL rider. As a result of the 2015 buyback program, the Company is assuming a change in the short-term behavior of remaining contractholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term. The Company is also incorporating the expectation that some contractholders will utilize the new lump sum option product feature.

   Due to the difference in accounting recognition between the GMDB/GMIB and GWBL reserves and the fair value of the GMIB reinsurance contract asset, the net impact of the addition of the lump sum option to certain contracts and the 2015 buyback offer is an after-tax loss of $247 million, which was recognized in 2015. The net impact of a 2013 buyback that completed in 2014 was an after-tax loss of $29 million and $20 million to Net earnings in 2014 and 2013, respectively. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              ------------------
                                                2015     2014
                                              -------- ---------
                                                (IN MILLIONS)
GMDB:
-----
Equity....................................... $ 66,230 $  67,108
Fixed income.................................    2,686     3,031
Balanced.....................................   15,350    17,505
Other........................................      374       404
                                              -------- ---------
Total........................................ $ 84,640 $  88,048
                                              ======== =========

GMIB:
-----
Equity....................................... $ 43,874 $  43,850
Fixed income.................................    1,819     1,988
Balanced.....................................   10,696    12,060
Other........................................      170       186
                                              -------- ---------
Total........................................ $ 56,559 $  58,084
                                              ======== =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2015, the total account value and net amount at risk of the hedged variable annuity contracts were $50,333 million and $7,841 million, respectively, with the GMDB feature and $32,740 million and $1,560 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2013................... $     556 $      (310) $    246
  Other changes in reserves..................       273        (131)      142
                                              --------- -----------  --------
Balance at December 31, 2013.................       829        (441)      388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015................. $   1,084 $      (539) $    545
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and$30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2015, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.1% and 48.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 19.6% and 54.6%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2015 and 2014 were $10,570 million and $10,711 million, respectively. The increases (decreases) in fair value were $(141) million, $3,964 million and $(4,297) million for 2015, 2014 and 2013, respectively.

   At December 31, 2015 and 2014, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,367 million, of which $2,005 million and $2,069 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2015 and 2014, affiliated reinsurance recoverables related to insurance contracts amounted to $2,009 million and $1,684 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $131 million and $74 million, at December 31, 2015 and 2014, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $92 million and $110 million at December 31, 2015 and 2014, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2015 and 2014 were $744 million and $757 million, respectively.

   For affiliated reinsurance agreements see Note 11 "Related Party
   Transactions."

   The following table summarizes the effect of reinsurance:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  820  $  844  $  848
Reinsurance assumed..........................    207     211     213
Reinsurance ceded............................   (539)   (541)   (565)
                                              ------  ------  ------
Premiums..................................... $  488  $  514  $  496
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  279  $  270  $  247
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  527  $  726  $  703
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $80 million and $78 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, $1,652 million and $1,714 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2015  2014  2013
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $  11 $  14 $  15
Incurred benefits related to prior years.....    22    16    10
                                              ----- ----- -----
Total Incurred Benefits...................... $  33 $  30 $  25
                                              ===== ===== =====
Benefits paid related to current year........ $  18 $  20 $  19
Benefits paid related to prior years.........    13    11    13
                                              ----- ----- -----
Total Benefits Paid.......................... $  31 $  31 $  32
                                              ===== ===== =====

10)SHORT-TERM DEBT

   Short-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2015   2014
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
AB:
  Commercial paper (with interest rates of
   0.5% and 0.3%)............................ $  584 $  489
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     --    200
                                              ------ ------
Total short-term debt........................ $  584 $  689
                                              ====== ======

   Short-term Debt

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB's and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2015, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2015 and 2014, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2015 and 2014, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AB named as an additional borrower, while one has no stated limit. As of December 31, 2015 and 2014, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see Note 12.

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   The Company reimburses AXA Financial for expenses related to certain employee compensation and benefits. Such reimbursement is based on the cost to AXA Financial of the benefits provided which totaled $20 million, $29 million and $40 million, respectively, for 2015, 2014 and 2013.

   In 2015, 2014 and 2013, respectively, the Company paid AXA Distribution Holding Corporation ("AXA Distribution") and its subsidiaries $603 million, $616 million and $621 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $321 million, $325 million and $345 million, respectively, for their applicable share of operating expenses in 2015, 2014 and 2013, pursuant to Service agreement.

   AXA Distributors received $13 million, $2 million and $2 million in commissions and fees for the sale of MONY Life Insurance Company of America ("MONY America") insurance products in 2015, 2014 and 2013, respectively. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2015 and 2014, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,741 million and $8,560 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2015, 2014 and 2013 related to the UL and no lapse guarantee riders totaled approximately $453 million, $453 million and $474 million, respectively. Ceded claims paid in 2015, 2014 and 2013 were $54 million, $83 million and $70 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,099 million at December 31, 2015) and/or letters of credit ($3,205 million at December 31, 2015). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2015, 2014 and 2013 totaled approximately $21 million, $22 million and $21 million, respectively. Claims and expenses paid in 2015, 2014 and 2013 were $5 million, $10 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. The reinsurance agreement was approved by the NYDFS with a retroactive effective date of January 1, 2015 and is due to expire on December 31, 2024. Premiums and expenses associated with the reinsurance agreement were $4 million in 2015.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $94 million, $75 million and $148 million for 2015, 2014 and 2013, respectively.

   Both AXA Equitable and AB, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AB incurred expenses under such agreements of approximately $164 million, $173 million and $165 million in 2015, 2014 and 2013, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $14 million, $15 million and $24 million in 2015, 2014 and 2013, respectively. The net receivable (payable) related to these contracts was approximately $1 million and $3 million at December 31, 2015 and 2014, respectively.

   During 2015, 2014 and 2013 AXA Equitable FMG earned $707 million,
   $711 million and $690 million, respectively of Investment management and administrative fees from EQAT, VIP Trust, 1290 Funds (since inception in
   2014) and Other AXA Trusts. Accounts receivable from these transactions were $47 million and $48 million at December 31, 2015 and 2014, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                                 2015     2014     2013
                                               -------- -------- --------
                                                     (IN MILLIONS)
Investment advisory and services fees......... $  1,056 $  1,062 $  1,010
Distribution revenues.........................      415      433      455
Other revenues -- shareholder servicing fees..       85       91       91
Other revenues -- other.......................        5        6        6

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $18 million, $18 million and $0 million in 2015, 2014 and 2013, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees) and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under the AXA Equitable QP would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   Measurement Date

   The Company uses a December 31 measurement date for its pension plans.

   Contributions and Funding Policy

   For 2015, no cash contributions were made by AXA Equitable and AB to their respective qualified pension plans. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2015, no minimum contribution is required to be made to either plan in 2016 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2016. Similarly, AB currently does not plan to make a contribution to its pension plan during 2016.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
Service cost................................. $     8  $     9  $    40
Interest cost................................      93      107       99
Expected return on assets....................    (159)    (155)    (155)
Actuarial (gain) loss........................       1        1        1
Net amortization.............................     110      111      155
Curtailment..................................      --       --        3
                                              -------  -------  -------
Net Periodic Pension Expense................. $    53  $    73  $   143
                                              =======  =======  =======

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Projected benefit obligation, beginning of
  year....................................... $ 2,657  $ 2,463
Service cost.................................      --       --
Interest cost................................      93      107
Actuarial (gains) losses.....................      (6)     264
Benefits paid................................    (169)    (177)
Plan amendments and curtailments.............       1       --
                                              -------  -------
  Projected Benefit Obligation...............   2,576    2,657
Transfer to AXA Financial....................  (2,447)      --
                                              -------  -------
Projected Benefit Obligation, End of Year.... $   129  $ 2,657
                                              =======  =======

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Pension plan assets at fair value, beginning
  of year.................................... $ 2,473  $ 2,401
Actual return on plan assets.................      24      250
Contributions................................      --        6
Benefits paid and fees.......................    (175)    (184)
                                              -------  -------
Pension plan assets at fair value, end of
  year.......................................   2,322    2,473
PBO, immediately preceding the Transfer to
  AXA Financial..............................   2,576    2,657
                                              -------  -------
  Excess of PBO Over Pension Plan Assets,
   immediately preceding the Transfer to AXA
   Financial.................................    (254)    (184)
Transfer to AXA Financial.................... $   211  $    --
                                              -------  -------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $   (43) $  (184)
                                              =======  =======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $43 million and $184 million at December 31, 2015 and 2014, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $2,576 million and $2,322 million, respectively, at December 31, 2015 and $2,657 million and $2,473 million, respectively, at December 31, 2014.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2015 and 2014 that have not yet been recognized by AXA Equitable as components of net periodic pension cost. Not shown in the table at December 31, 2015 is approximately $1,193 million unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI transferred to AXA Financial due to the Assumption Transaction.

                                              DECEMBER 31,
                                              -------------
                                              2015   2014
                                              ----- -------
                                              (IN MILLIONS)
Unrecognized net actuarial (gain) loss....... $  49 $ 1,144
Unrecognized prior service cost (credit).....     1      --
                                              ----- -------
  Total...................................... $  50 $ 1,144
                                              ===== =======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $340,000 and $0, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   2015 -- Immediately following the Assumption Transaction, the total fair value of plan assets for the qualified pension plans of the Company at December 31, 2015 was approximately $86 million, all supporting the AB qualified retirement plan.

   2014 -- The tables below disclose the allocation of the approximately $2,473 million fair value of total plan assets for the qualified pension plans of the Company and their level of observability within the fair value hierarchy at December 31, 2014. At December 31, 2014, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. During 2014, there were no transfers in/out of the Level 3 plan asset classification; activity in Level 3 consisted only of actual returns of approximately $22 million on those assets. Except for an investment at December 31, 2014 of approximately $1 million in a private REIT through a pooled separate account, there were no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

                                              DECEMBER 31,
                                              ------------
                                               2015   2014
                                              -----  -----
Fixed Maturities.............................  24.0%  49.4%
Equity Securities............................  56.0   38.8
Equity real estate...........................    --    9.8
Cash and short-term investments..............    --    1.3
Other........................................  20.0    0.7
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- ------
                                                      (IN MILLIONS)
DECEMBER 31, 2015:
ASSET CATEGORIES
Fixed Maturities:
  Other structured debt...................... $    -- $     9 $    -- $    9
Common and preferred equity..................      24      --      --     24
Mutual funds.................................      43      --      --     43
Private real estate investment trusts........      --      10      --     10
                                              ------- ------- ------- ------
   Total..................................... $    67 $    19 $    -- $   86
                                              ======= ======= ======= ======

                                              Level 1 Level 2  Level 3  Total
                                              ------- -------- ------- --------
                                                        (In Millions)
December 31, 2014:
Asset Categories
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $    833
  U.S. Treasury, government and agency.......      --      358      --      358
  States and political subdivisions..........      --       18      --       18
  Other structured debt......................      --        9       3       12
Common and preferred equity..................     743      177      --      920
Mutual funds.................................      46       --      --       46
Private real estate investment funds.........      --       --       1        1
Private real estate investment trusts........      --       10     242      252
Cash and cash equivalents....................      13       --      --       13
Short-term investments.......................      --       20      --       20
                                              ------- -------- ------- --------
   Total..................................... $   802 $  1,425 $   246 $  2,473
                                              ======= ======== ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes by varying the asset allocation of a portfolio through investment in the overlay portfolios.

   Discount Rate and Other Assumptions

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2015 and 2014. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                                                    DECEMBER 31,
                                                                    -----------
                                                                    2015   2014
                                                                    -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding Transfer to AXA
     Financial..................................................... 3.98%    N/A
   Other AXA Equitable defined benefit plans....................... 3.66%    N/A
   AB Qualified Retirement Plan....................................  4.3%    N/A
  Benefits obligations (aggregate methodology for 2014)............   N/A   3.6%
  Periodic cost....................................................  3.6%   3.6%

Rates of compensation increase:
  Benefit obligation............................................... 6.00%  6.00%
  Periodic cost.................................................... 6.46%  6.00%

Expected long-term rates of return on pension plan assets
  (periodic cost).................................................. 6.75%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $6 million, $10 million and $10 million for 2015, 2014 and 2013, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2016, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2015 and include benefits attributable to estimated future employee service.

                                                                     PENSION
                                                                    BENEFITS
                                                                  --------------
                                                                  (IN MILLIONS)

2016............................................................. $            6
2017.............................................................              4
2018.............................................................              5
2019.............................................................              6
2020.............................................................              5
Years 2021 - 2025................................................             36

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2015, 2014 and 2013 for share-based payment arrangements as further described herein are as follows:

                                              2015  2014  2013
                                              ----- ----- ----
                                                (IN MILLIONS)
Performance Units/Shares..................... $  18 $  10 $ 43
Stock Options................................     1     1    2
AXA Shareplan................................    16    10   13
AB Stock Options.............................    --    --   (4)
AB Restricted Units..........................   174   171  286
Other Compensation plans/(1)/................     2    --   --
                                              ----- ----- ----
Total Compensation Expenses.................. $ 211 $ 192 $340
                                              ===== ===== ====

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Share Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted stock options in years prior to 2014.

   Performance Units and Performance Shares

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015, the expense associated with the June 19, 2015 grant of performance shares were $8 million.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of 2,273,008 performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015 and 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million and $9 million, respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the 2013 Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. 119.58% of the unearned performance shares were earned based on the performance of AXA and the insurance-related business of AXA Financial Group. The earned performance shares will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2015, 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $7 million, $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   For 2015, 2014 and 2013, the Company recognized compensation costs of $18 million, $10 million and $43 million, respectively, for performance shares and units earned to date. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2015 and 2014 was $0 and $58 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2016 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2015 GRANT. On June 19, 2015, 442,885 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 244,597 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $333,000.

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015 and 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $216,000 and $345,000, respectively.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $71,000, $131,000 and $357,000, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2015 follows:

                                                                             Options Outstanding
                                              ----------------------------------------------------------------------------------
                                                   AXA Ordinary Shares            AXA ADRs/(3)/            AB Holding Units
                                              ----------------------------   ------------------------ --------------------------
                                                               Weighted                    Weighted                    Weighted
                                                Number         Average         Number      Average        Number       Average
                                              Outstanding      Exercise      Outstanding   Exercise     Outstanding    Exercise
                                              (In 000's)        Price        (In 000's)     Price       (In 000's)      Price
                                              -----------  ---------------   -----------  ----------- --------------  ----------

Options Exercisable at January 1, 2015.......    16,837.9  (Euro)    21.39       1,105.2  $     25.53        5,942.4  $    45.03
Options granted..............................       444.0  (Euro)    22.90            --  $        --           29.1  $    31.74
Options exercised............................    (4,196.7) (Euro)    18.26        (510.7) $     25.33         (541.1) $    17.06
Options forfeited, net.......................      (483.1) (Euro)    22.75        (553.5) $     25.59          (23.1) $    89.95
Options expired/reinstated...................          --               --            --           --           (8.8) $    45.45
                                              -----------                    -----------              --------------
Options Outstanding at December 31, 2015.....    12,602.1  (Euro)    21.39          41.0  $     27.28        5,398.5  $    47.59
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)    --/(2)/              $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................         3.0                           2.36                        2.90
                                              ===========                    ===========              ==============
Options Exercisable at December 31, 2015.....    10,074.6  (Euro)    22.50          40.9  $     27.28        4,736.7       43.04
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)       --                $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................        2.48                           2.36                        2.90
                                              ===========                    ===========              ==============

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2015 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from exercises of stock options in 2015 was $13 million. The intrinsic value related to exercises of stock options during 2015, 2014 and 2013 were approximately $200,000, $3 million and $14 million respectively, resulting in amounts currently deductible for tax purposes of approximately $70,000, $1 million, and $5 million, respectively, for the periods then ended. In 2015, 2014 and 2013, windfall tax benefits of approximately $70,000, $1 million and $5 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2015, AXA Financial held 2,262 AXA ordinary shares in treasury at a weighted average cost of $24.86 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2015, 2014 and 2013, respectively.

                                                   AXA Ordinary Shares             AB Holding Units
                                              ----------------------------  ------------------------------
                                                2015      2014      2013      2015     2014       2013
                                              --------  --------  --------  -------  -------  ------------

Dividend yield...............................     6.29%     6.38%     7.52%     7.1%     8.4%  8.0 - 8.3%
Expected volatility..........................    23.68%    29.24%    31.27%    32.1%    48.9% 49.7 - 49.8%
Risk-free interest rates.....................     0.92%     1.54%     1.34%     1.5%     1.5%  0.8 - 1.7%
Expected life in years.......................      8.2       8.2       7.7      6.0      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   1.73  $   2.89  $   1.79  $  4.13  $  4.78  $       5.44

   For 2015, 2014 and 2013, the Company recognized compensation costs (credits) for stock options of $1 million, $1 million and $(2) million, respectively. As of December 31, 2015, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.48 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2015, 2014 and 2013, respectively, the Company recognized compensation costs of $174 million, $171 million and $286 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2015, approximately 19.8 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2015, approximately $36 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   3.20 years.

   The following table summarizes restricted AXA ordinary share activity for 2015. In addition, approximately 44,333 RSUs were granted during 2015 with graded vesting over a 3-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2015...............     51,460 $    15.37
Granted......................................     10,578 $    23.25
Vested.......................................     28,028 $    14.63
                                              ---------- ----------
Unvested as of December 31, 2015.............     34,010 $    18.43
                                              ========== ==========

   Restricted AXA Ordinary shares vested in 2015, 2014 and 2013 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction. For the years ended December 31, 2015, 2014 and 2013, the Company recognized compensation expense of approximately $327,800, $350,300, and $350,000 for these unrestricted share awards.

   AXA Shareplan

   2015 AXA SHAREPLAN. In 2015, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly-issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2015. Eligible employees and financial professionals could have reserved a share purchase during the reservation period from August 31, 2015 through September 14, 2015 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 22, 2015 through October 27, 2015. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 21, 2015 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $20.17 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 8.57% formula discounted price of $23.05 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2015 which is July 1, 2020. All subscriptions became binding and irrevocable on October 27, 2015.

   The Company recognized compensation expense of $16 million, $10 million and $13 million in 2015, 2014 and 2013 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2015, 2014 and 2013 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2015, 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $281,000, $295,000 and $278,000.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2015 and 2014, AB purchased 8.5 million and 3.6 million Holding units for $218 million and $93 million respectively. These amounts reflect open-market purchases of 5.8 million and 0.3 million Holding units for $151 million and $7 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding unit awards (including 7.0 million granted in December for 2015 year-end awards). During 2014, AB granted to employees and eligible directors 7.6 million restricted AB Holding awards (including 6.6 million granted in December 2013 for 2014 year-end awards). Prior to third quarter 2014, AB funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust.

   During 2015 and 2014, AB Holding issued 0.5 million and 1.1 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $9 million and $19 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AB totaling $173 million, $173 million and $156 million for 2015, 2014 and 2013, respectively. The cost of the 2015 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2015, 302,443 options to buy Holding units had been granted and 47.2 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 12.5 million Holding units were available for grant as of December 31, 2015.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $      (36) $    (552) $      197
  Deferred (expense) benefit.................       (150)    (1,143)      1,876
                                              ----------  ---------  ----------
Total........................................ $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (578) $  (2,140) $    1,858
Noncontrolling interest......................        124        119         101
Separate Accounts investment activity........        181        116         122
Non-taxable investment income (loss).........          8         12          20
Tax audit interest...........................          1         (6)        (14)
State income taxes...........................          1         (4)         (6)
AB Federal and foreign taxes.................          2          4           2
Tax settlement...............................         77        212          --
Other........................................         (2)        (8)        (10)
                                              ----------  ---------  ----------
Income tax (expense) benefit................. $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                                  DECEMBER 31, 2015         December 31, 2014
                                              ------------------------- -------------------------
                                               ASSETS     LIABILITIES    Assets     Liabilities
                                              --------- --------------- --------- ---------------
                                                                 (IN MILLIONS)

Compensation and related benefits............ $     110 $            -- $     150 $            --
Reserves and reinsurance.....................        --           1,740        --           1,785
DAC..........................................        --           1,253        --           1,162
Unrealized investment gains or losses........        --             134        --             614
Investments..................................        --           1,437        --           1,490
Net operating losses and credits.............       424              --       512              --
Other........................................        --              25       112              --
                                              --------- --------------- --------- ---------------
Total........................................ $     534 $         4,589 $     774 $         5,051
                                              ========= =============== ========= ===============

   As of December 31, 2015, the Company had $424 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2015, $255 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $103 million would need to be provided if such earnings were remitted.

   At December 31, 2015 and 2014, of the total amount of unrecognized tax benefits $344 million and $397 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2015 and 2014 were $52 million and $77 million, respectively. For 2015, 2014 and 2013, respectively, there were $(25) million, $(43) million and $15 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                 2015       2014      2013
                                              ---------  ---------  --------
                                                       (IN MILLIONS)

Balance at January 1,........................ $     475  $     592  $    573
Additions for tax positions of prior years...        44         56        57
Reductions for tax positions of prior years..      (101)      (181)      (38)
Additions for tax positions of current year..        --          8        --
                                              ---------  ---------  --------
Balance at December 31,...................... $     418  $     475  $    592
                                              =========  =========  ========

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. The IRS commenced their examination of the 2008 and 2009 tax years in 2015. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                          DECEMBER 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)

Unrealized gains (losses) on investments..... $      241  $    1,122  $       153
Foreign currency translation adjustments.....        (58)        (33)         (12)
Defined benefit pension plans................        (12)       (780)        (757)
                                              ----------  ----------  -----------
Total accumulated other comprehensive income
  (loss).....................................        171         309         (616)
                                              ----------  ----------  -----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         57          42           13
                                              ----------  ----------  -----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      228  $      351  $      (603)
                                              ==========  ==========  ===========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0.

   The components of OCI for the past three years, net of tax, follow:

                                                  2015        2014       2013
                                               ----------  ---------  ----------
                                                         (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period......... $      (25) $     (21) $      (12)
  (Gains) losses reclassified into net
   earnings (loss) during the period..........         --         --          --
                                               ----------  ---------  ----------
  Foreign currency translation adjustment.....        (25)       (21)        (12)
                                               ----------  ---------  ----------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year............................     (1,020)     1,043      (1,550)
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/.......         12         37          49
                                               ----------  ---------  ----------
Net unrealized gains (losses) on investments..     (1,008)     1,080      (1,501)
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other...................................        127       (111)        302
                                               ----------  ---------  ----------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(480), $529 and
  $(654)).....................................       (881)       969      (1,199)
                                               ----------  ---------  ----------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....         --        (95)        198
  Prior service cost arising during the year..         --         --          --
  Less: reclassification adjustments to net
  earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost............         (4)        72         101
   Amortization of net prior service credit
     included in net periodic cost............         --         --          --
                                               ----------  ---------  ----------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(15) and $161).......................         (4)       (23)        299
                                               ----------  ---------  ----------
Total other comprehensive income (loss), net
  of income taxes.............................       (910)       925        (912)
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest.....         15         29          (8)
                                               ----------  ---------  ----------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable............... $     (895) $     954  $     (920)
                                               ==========  =========  ==========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(6) million, $(19) million and $(26) million for 2015, 2014 and 2013, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $(39) million and $(54) million for 2015, 2014 and 2013, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2016 and the four successive years are $216 million, $215 million, $201 million, $189 million, $166 million and $946 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2016 and the four successive years is $32 million, $31 million, $30 million, $30 million, $13 million and $67 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2015, 2014 and 2013, respectively, AXA Equitable recorded $3 million, $42 million and $85 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                       DECEMBER 31,
                                              -----------------------------
                                                2015       2014      2013
                                              --------  ---------  --------
                                                      (IN MILLIONS)
Balance, beginning of year................... $    113  $     122  $     52
Additions....................................       10         21       140
Cash payments................................      (32)       (24)      (66)
Other reductions.............................       (2)        (6)       (4)
                                              --------  ---------  --------
Balance, End of Year......................... $     89  $     113  $    122
                                              ========  =========  ========

   During 2013, AB recorded $28 million of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AB's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013, real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AB will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2015, these arrangements include commitments by the Company to provide equity financing of $568 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2015. The Company had $866 million of commitments under existing mortgage loan agreements at December 31, 2015.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $400 million for the three of SCB LLC's three uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $361 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2015 AB had funded $32 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2015, AB had funded $1 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2015, AB had funded $6 million of this commitment.

   In December 2015, AB provided a 60 day guarantee to a commercial bank for borrowings by a company-sponsored fund up to a maximum of $50 million. The bank provided the fund with a limited partner subscription line for the unfunded commitments of the fund's limited partners. The fund is expected to repay the bank by calling capital from the limited partners. To the extent the fund is not able to repay the loan to the bank, AB will repay the loan under the guarantee, up to $50 million. The fund will repay AB for all amounts paid by AB under the guarantee.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and AXA Equitable FMG filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to AXA Equitable FMG in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts. In August 2015, the Court denied Plaintiffs' motions in limine and also denied both parties motions for summary judgment. The trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments are scheduled to occur in May 2016 following post-trial briefing.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs and the action is now entitled Ross v. AXA Equitable Life Insurance Company. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In August 2015, plaintiffs filed a notice of appeal.

   In April 2015, the same plaintiffs' law firm filed a second action in the United States District Court for the Southern District of New York on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief (return of all premium paid by class members) as the first action on behalf of life insurance policyholders. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as Ross. In October 2015, plaintiff filed a notice of appeal.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that AXA Equitable breached the variable annuity contracts by implementing the volatility management tool. The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In September 2015, the New York federal district court granted AXA Equitable's motion to dismiss the Complaint. In October 2015, plaintiff filed a notice of appeal. In February 2016, plaintiff voluntarily dismissed her appeal.

   In November 2014, one of the plaintiff's law firms in Zweiman filed a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company in the Superior Court of New Jersey, Camden County ("New Jersey state court"). This lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof" and asserts a claim for breach of contract similar to the claim in Zweiman. In February 2016, the New Jersey State Court dismissed the Complaint.

   In August 2015, another of the plaintiff's law firms in Zweiman filed a third lawsuit entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated v. AXA Equitable Life Insurance Company in Connecticut Superior Court, Judicial Division of New Haven ("Connecticut state court"). This lawsuit purports to cover the same class definition, makes substantially the same allegations, and seeks the same relief as in Zweiman. In November 2016, the Connecticut federal district court transferred the action to the United States District Court for the Southern District of New York.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AB believes that it has strong defenses to these claims, which were set forth in AB's October 12, 2012 response to the Letter of Claim and AB's June 27, 2014 Statement of Defence in response to the Claim, and AB intends to defend this matter vigorously.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,525 million during 2016. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2015, 2014 and 2013, respectively, AXA Equitable's statutory net income (loss) totaled $2,038 million, $1,664 million and $(28) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,895 million and $5,793 million at December 31, 2015 and 2014, respectively. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately
   10.9 million in Units of AB (fair value of $234 million) in the form of a dividend to AEFS.

   At December 31, 2015, AXA Equitable, in accordance with various government and state regulations, had $55 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014 and 2013 AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2015 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2015.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2015         2014        2013
                                              ----------  -----------  ----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,822  $    12,656  $      (54)
Investment Management/(2)/...................      3,025        3,011       2,915
Consolidation/elimination....................        (28)         (27)        (21)
                                              ----------  -----------  ----------
Total Revenues............................... $    9,819  $    15,640  $    2,840
                                              ==========  ===========  ==========

  /(1)/Includes investment expenses charged by AB of approximately $45 million, $40 million and $37 million for 2015, 2014 and 2013, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately $73 million, $67 million and $58 million for 2015, 2014 and 2013, respectively, are included in total revenues of the Investment Management segment.

                                                  2015        2014        2013
                                              -----------  ---------- -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $     1,033  $    5,512 $    (5,872)
Investment Management/(1)/...................         618         603         564
Consolidation/elimination....................          (1)         --          (1)
                                              -----------  ---------- -----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     1,650  $    6,115 $    (5,309)
                                              ===========  ========== ===========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                             DECEMBER 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $  182,738  $  184,018
Investment Management..................................     11,895      11,990
Consolidation/elimination..............................         (7)         (3)
                                                        ----------  ----------
Total Assets........................................... $  194,626  $  196,005
                                                        ==========  ==========

   In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $460 million and $415 million which have been segregated in a special reserve bank custody account at December 31, 2015 and 2014, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2015 and 2014 are summarized below:

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30    SEPTEMBER 30  DECEMBER 31
                                              ---------- -----------  ------------ ------------
                                                                (IN MILLIONS)
2015
----
Total Revenues............................... $    3,567 $       220   $     5,714 $        318
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,437 $     1,973   $     2,375 $      1,384
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $      854 $    (1,025)  $     2,275 $       (640)
                                              ========== ===========   =========== ============

2014
----
Total Revenues............................... $    3,706 $     3,524   $     3,754 $      4,656
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,195 $     2,342   $     2,186 $      2,802
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $    1,056 $     1,038   $     1,077 $      1,249
                                              ========== ===========   =========== ============

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                  The Financial Statements of AXA Equitable Life
                  Insurance Company and Separate Account No. 206 are included in the Statement of Additional Information.

         (b)      Exhibits.

The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

       1.           Board of Directors Resolutions.

                    Action, dated April 6, 1999 regarding the establishment of Separate Account 206, dated April 6, 1999 pursuant to Resolution Nos. 21-69, B46-70, B42-84 and B57-91,
                    previously filed with this Registration Statement, File No. 333-77117, on October 25, 1999.

       2.           Custodial Agreements.

                    Not Applicable.

       3.           Underwriting Contracts.

          (a) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7,2003.

        (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

        (a)(ii) Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

       (a)(iii) Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

        (a)(iv) Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

        (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

        (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ. Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

       (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

       (a)(viii) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

        (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

        (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

        (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

       (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

       (a)(xiii) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

       (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

       (a)(xv) Amendment No. 15, dated June 7, 2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

       (a)(xvi) Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

       (a)(b)(i) Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

       (a)(b)(ii) Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

       (a)(b)(iii) Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

       (a)(b)(iv) Amendment No. 3, dated as of April 4, 2014 ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

       (a)(b)(v)    Amendment No. 4, dated as of June 1, 2014 ("Amendment
                    No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

       (a)(b)(vi) Amendment No. 5, dated as of July 16, 2014 ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

       (a)(b)(vii) Amendment No. 6, dated as of April 30, 2015 ("Amendment No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 16, 2015.

          (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

        (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

        (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

       (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

        (b)(iv) Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

        (b)(v) Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

        (b)(vi) Amendment No. 2, dated as of April 18, 2014 ("Amendment No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

       (b)(vii) Amendment No. 3, dated as of July 8, 2014 ("Amendment No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

       (b)(viii) Amendment No. 4, dated as of December 10, 2014 ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

           (c) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

         (c)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

         (c)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

        (c)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

        (c)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

         (c)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

        (c)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on
                    April 24, 2012.

        (c)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed April 20, 2009.

       (c)(viii) Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

        (c)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

        (c)(x) Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

        (c)(xi) Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

        (c)(xii) Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

        (c)(xiii) Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

        (c)(xiv) Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

          (d) Distribution and Servicing Agreement among Equico Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, incorporated by reference to Exhibit No. 3(c) to Registration Statement (File No. 2-74667) filed on Form N-4 on April 4, 1995.

          (e) Servicing Agreement among Legg Mason Wood Walker ("Legg Mason") and Equitable Life Assurance Society dated July 12, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

          (f) Servicing Agreement among Equitable Life Assurance Society, Strong Investor Services, Inc. and Strong Investments Inc. dated July 22, 2002 previously filed with this Registration Statement, File No. 333-104774, on April 25, 2003.

       4.           Contracts. (Including Riders and Endorsements)

          (a) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed December 20, 1991.

          (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans
                  and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

             (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

             (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

             (g) Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with Registration Statement on Form N-4 No. 33-63113 on September 29, 1995.

             (h) Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

             (i) Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.

             (j) Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

             (k) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (l) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (m) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of

                  Registrant, filed April 27, 2006.

             (n) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (o) Form of Rider No. 14 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-124408 on Form N-3 of Registrant, filed April 27, 2006.

             (p) Form of Rider 15 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Exhibit 6(p) to Registration Statement No. 333-124408 on Form N-3, filed on April 27, 2007.

             (q) Form of Rider 1 Attached to and made part of Group Annuity Contract No. AC [5108] BETWEEN AXA Equitable Life Insurance Company ("AXA Equitable") AND [Reliance Trust Company, As Trustee], Contract Holder (Form No. 2014ADAREV), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

          5.      Applications.

             (a) Exhibit 11(a)(2) (Form of American Dental Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective

                  Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (d) Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

             (e) Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

             (g) Form of Basic Plan Document (No. 1) for the Volume Submitter Plan as filed with the Internal Revenue Service in November 2003, incorporated herein by reference to
                  Exhibit 7(m) to the Registration Statement File No. 333-114881 on Form N-3 with respect to Separate Account 4, filed on April 27, 2004.

             (h) Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File
                  No. 333-142459) filed on April 21, 2016.

             (i) ADA Members Retirement Program Group Annuity Application (Form No. 2014 APP ADA), previously filed with this Registration Statement on Form N-4 (File No. 333-142455) on April 23, 2015.

          6.      Depositor's Certificate of Incorporation And By-Laws.

             (a) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

             (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

          7.      Reinsurance Contracts. Not Applicable.

          8.      Participation Agreements.

             (a) Exhibit 7(a) (Form of Participation Agreement for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

             (b) Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

             (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

             (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to
                  Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

             (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (f) Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

             (h) Buy-Sell Agreement by and among the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Members Pooled Trust for Retirement Plans, The Equitable Life Assurance Society of the United States, Templeton Funds, Inc. and Templeton Funds Distributor, Inc., incorporated by reference to Registration Statement No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

             (i) Amended and Restated Buy-Sell Agreement effective April 17, 1995 between The Equitable Life Assurance Society of the United States and Franklin Templeton Distributors, Inc., incorporated by reference to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 28, 1995.

             (j) ADA Membership Retirement Program Enrollment Form, previously filed with this Registration Statement (File No. 333-142455) on April 24, 2009.

          9.      Legal Opinion.

                  Opinion and Consent of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

          10.     Other Opinions.

             (a)  Consent of PricewaterhouseCoopers LLP, filed herewith.

             (b)  Powers of Attorney, filed herewith.

          11.     Omitted Financial Statements. Not applicable.

          12.     Initial Capital Agreements. Not applicable.

Item 25.  Directors and Officers of AXA Equitable.

          Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Henri de Castries              Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Peter S. Kraus                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Kristi A. Matus                Director
Athenahealth, Inc.
311 Arsenal Street
Watertown, MA 02472

Ramon de Oliveira              Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Salvatore Piazzolla           Senior Executive Director and Chief Human
                               Resources Officer

*Priscilla Sims Brown          Senior Executive Director and Chief Marketing
                               Officer

*Joshua E. Braverman           Senior Executive Director, Chief Investment
                               Officer and Treasurer

*Anthony F. Recine             Managing Director, Chief Compliance Officer and
                               Deputy General Counsel

*Sharon A. Ritchey             Senior Executive Director and Chief Operating
                               Officer

*Michael B. Healy              Executive Director and Chief Information Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Nicholas B. Lane              Senior Executive Director and Head of U.S. Life
                               and Retirement

*Kevin Molloy                  Senior Executive Director

*Todd Solash                   Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

          Separate Account No. 206 of AXA Equitable Life Insurance Company (the "Separate Accounts") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 (a) The 2015 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26 (a) to Registration Statement (File No.333-207015) on Form N-6, filed December 23, 2015.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2015 is incorporated herein by reference to Exhibit 26 (b) to Registration Statement (File No.2-30070) on Form N-4 filed April 19, 2016.

Item 27.  Number of Contractowners.

                     As of March 31, 2016 there were 13,730 participants in the American Dental Association Members Program offered by the Registrant, all of which are qualified contracts.

Item 28.  Indemnification

           (a)         Indemnification of Directors and Officers

                       The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

           7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

                (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                       (b)To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

       The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit of such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

           (b)        Indemnification of Principal Underwriter. Not Applicable

                      Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and number of plans sold.

           (c)        Undertaking

                      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

           (a) Not applicable. Presently, there is no Principal Underwriter of the contracts. See Item 28(b).

           (b)    See Item 25 of this Part C.

           (c)    Not Applicable.

Item 30.  Location of Accounts and Records

          AXA Equitable Life Insurance Company
          135 West 50th Street
          New York, NY 10020

          1290 Avenue of the Americas
          New York, NY 10104

          500 Plaza Drive
          Secaucus, NJ 07904

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

The Registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

          (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2016.

                                           AXA EQUITABLE LIFE INSURANCE COMPANY.
                                           (Registrant)

                                           By:  AXA Equitable Life Insurance
                                                Company

                                           By:  /s/ Shane Daly
                                                --------------------------------
                                                Shane Daly
                                                Vice President and Associate
                                                General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2016.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Barbara Fallon-Walsh         Mark Pearson
Daniel G. Kaye               Bertram Scott
Peter S. Kraus               Lorie A. Slutsky
Kristi A. Matus              Richard C. Vaughan

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 21, 2016

                                 EXHIBIT INDEX

 EXHIBIT NO.                                                         TAG VALUE
 -----------                                                         ---------

     9       Opinion and Consent of Counsel                          EX-99.9

     10(a)   Consent of PricewaterhouseCoopers LLP                   EX-99.10a

     10(b)   Powers of Attorney                                      EX-99.10b